Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

[*] indicates confidential portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

EXECUTION COPY

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
between
NATIONAL MEDICAL CARE, INC.
as Seller
and
NMC FUNDING CORPORATION
as Purchaser
Dated as of October 16, 2008

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EXHIBITS

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AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Agreement”) dated as of October 16, 2008, is entered into by and between NATIONAL MEDICAL CARE, INC., a Delaware corporation, as seller (the “Seller”), and NMC FUNDING CORPORATION, a Delaware corporation, as purchaser (the “Purchaser”).

PRELIMINARY STATEMENTS

WHEREAS, the Seller and the Purchaser are parties to that certain Receivables Purchase Agreement dated as of August 28, 1997 (as amended prior to the date hereof, the “Existing Receivables Purchase Agreement”); and

WHEREAS, the parties hereto desire to amend and restate the Existing Receivables Purchase Agreement in its entirety.

NOW, THEREFORE, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Certain Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA. As used in this Agreement, the following terms shall have the following meanings:

“Account Agent Agreement” means an agreement in substantially the form of Exhibit K hereto.

“Adverse Claim” means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties).

“Affected Assets” means, collectively, the Receivables and the Related Security, Collections and Proceeds relating thereto.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise.

“Aggregate Unpaids” has the meaning specified in the TAA.

“Agreement” has the meaning specified in the Preamble hereto.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. §101 et seq., as amended.

“Base Rate” has the meaning specified in the TAA.

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Seller or any ERISA Affiliate of the Seller is, or at any time during the immediately preceding six years was, an “employer” as defined in Section 3(5) of ERISA.

“BMA” means Bio-Medical Applications Management Company, Inc., a Delaware corporation, and its successors and permitted assigns.

“BMA Transfer Agreement” means that certain Receivables Purchase Agreement of even date herewith by and between BMA, as seller, and NMC, as purchaser, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Business Day” means any day excluding Saturday, Sunday and any day on which banks in New York, New York are authorized or required by law to close.

“Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“CHAMPUS/VA” means, collectively, (i) the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering retirees and dependents of a member or a former member of a uniformed service, provided, financed and supervised by the United States Department of Defense and established by 10 USC §1071 et seq. and (ii) the Civilian Health and Medical Program of Veterans Affairs, a program of medical benefits covering dependents of veterans, administered by the United States Veterans’ Administration and Department of Defense and established by 38 USC §1713 et seq.

“CHAMPUS/VA Regulations” means collectively, all regulations of the Civilian Health and Medical Program of the Uniformed Services and the Civilian Health and Medical Program of Veterans Affairs, including (a) all federal statutes (whether set forth in 10 USC 1071, 38 USC 1713 or elsewhere) affecting CHAMPUS/VA; and (b) all applicable provisions of all rules, regulations (including 32 CFR 199 and 38 CFR 17.54), manuals, orders, and administrative, reimbursement and other guidelines of all Governmental Authorities (including, without limitation, HHS, the Department of Defense, the Veterans’ Administration, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of CHAMPUS, or any Person or entity succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

“Closing Date” means October 16, 2008.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collection Account” has the meaning specified in the TAA.

“Collection Agent” means at any time the Person then authorized pursuant to Section 6.1 of the TAA to service, administer and collect Receivables.

“Collection Date” means the date on which the TAA shall be terminated in accordance with its terms and all of the Aggregate Unpaids thereunder paid in full.

“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all Finance Charges, if any, and cash proceeds of Related Security with respect to such Receivable.

“Commercial Obligor” means any Obligor referred to in clause (C) or (E) of the definition of “Obligor”.

“Concentration Account” has the meaning specified in the TAA.

“Concentration Account Agreement” has the meaning specified in the TAA.

“Concentration Account Bank” has the meaning specified in the TAA.

“Concentration Account Notice” has the meaning specified in the TAA.

“Confidential Information” has the meaning specified in Section 5.1(d).

“Contract” means an agreement between an Originating Entity and an Obligor (including, without limitation, an oral agreement, a written contract, an invoice or an open account agreement) pursuant to or under which such Obligor shall be obligated to pay for services or merchandise from time to time; provided that, in order to be an “Eligible Receivable”, a Receivable must arise from a Contract which (i) if in writing, is in substantially the form of one of the forms of written contract set forth in Exhibit A hereto or otherwise approved by the Purchaser, and (ii) if an open account agreement, is evidenced by one of the forms of invoices set forth in Exhibit A hereto or otherwise approved by the Purchaser.

“Credit and Collection Policy” shall mean the Seller’s credit and collection policy or policies and practices, relating to Contracts and Receivables existing on the date hereof and referred to in Exhibit B attached hereto, as modified from time to time in compliance with Section 5.2(c).

“Designated Account Agent” means, in the case of any Originating Entity, an Affiliate thereof that (i) is, directly or indirectly, a wholly-owned Subsidiary of FMCH, (ii) has agreed to maintain a deposit account for the benefit of such Originating Entity to which Obligors in respect of such Originating Entity have been directed to remit payments on Receivables, and (iii) shall have executed and delivered to the Purchaser an Account Agent Agreement.

“Eligible Receivable” has the meaning set forth in the TAA, except that, for purposes of this Agreement (a) the criteria listed in clause (ii) of the definition of Eligible Receivable in the TAA shall not be applicable and (b) references in clauses (iii), (iv) and (v) of such definition in the TAA to “the time of the initial creation of an interest therein hereunder” shall instead be deemed to mean and refer to “the time such Receivable was sold or transferred by the Seller to the Purchaser hereunder.”

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“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means, with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code (as in effect from time to time, the “Code”)) as such Person; (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or (iii) a member of the same affiliated service group (within the meaning of Section 414(n) of the Code) as such Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

“Event of Bankruptcy” means, with respect to any Person, (i) that such Person (a) shall generally not pay its debts as such debts become due or (b) shall admit in writing its inability to pay its debts generally or (c) shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against such Person seeking to adjudicate it as bankruptcy or insolvent, or seeking liquidation, winding up, reorganization, arrangements, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) if such Person is a corporation (or other business entity), such Person or any Subsidiary shall take any corporate (or analogous) action to authorize any of the actions set forth in the preceding clauses (i) or (ii).

“Finance Charges” means, with respect to a Contract, any finance, interest, late or similar charges owing by an Obligor pursuant to such Contract.

“FME KGaA” means Fresenius Medical Care AG & Co. KgaA., formerly known as Fresenius Medical Care AG, a partnership limited by shares organized and existing under the laws of the Federal Republic of Germany and its successors and permitted assigns.

“FME KGaA Credit Facility” shall have the meaning specified in the TAA.

“FMCH” means Fresenius National Medical Care Holdings, Inc., a New York corporation, and its successors and permitted assigns.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such accounting profession, which are in effect as of the date of this Agreement.

“Guaranty” means, with respect to any Person any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any other creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such Person in connection with any application for a letter of credit.

“HCFA” means the Health Care Financing Administration, an agency of the HHS charged with administering and regulating, among other things, certain aspects of Medicaid and Medicare.

“HHS” means the Department of Health and Human Services, an agency of the Federal Government of the United States.

“Hospital Obligor” means any Obligor referred to in clause (D) of the definition of “Obligor” contained in this Section 1.1 hereof.

“Indebtedness” means, with respect to any Person and without duplication, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person’s business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease obligations and (vi) obligations for which such Person is obligated pursuant to a Guaranty.

“Indemnified Amounts” has the meaning specified in Section 8.1 hereof.

“Indemnified Parties” has the meaning specified in Section 8.1 hereof.

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“Intermediate Concentration Account” has the meaning specified in the TAA.

“Intermediate Concentration Account Agreement” has the meaning specified in the TAA.

“Intermediate Concentration Account Bank” has the meaning specified in the TAA.

“Intermediate Concentration Account Notice” has the meaning specified in the TAA.

“Investor Report” has the meaning specified in the TAA.

“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

“Material Adverse Effect” means a material adverse effect on any of (i) the collectibility or enforceability of a material portion of the Receivables or Related Security, (ii) the ability of the Seller or any other Originating Entity to charge or collect a material portion of the Receivables or Related Security, (iii) the ability of (A) the Seller or any other Originating Entity to perform or observe in any material respect any provision of this Agreement or any other Transaction Document to which it is a party or (B) of FME KGaA or FMCH to cause the due and punctual performance and observation by the Seller of any such provision or, if the Seller shall fail to do so, to perform or observe any such provision required to be performed or observed by the Seller under this Agreement or any other Transaction Document to which the Seller is party, in each case pursuant to the Parent Agreement, (iv) the ability of (A) any Transferring Affiliate to perform or observe in any material respect any provision of the Transferring Affiliate Letter or, in the case of BMA, the BMA Transfer Agreement, or, in the case of any Designated Account Agent, the applicable Account Agent Agreement or (B) of FME KGaA or FMCH to cause the due and punctual performance and observation by such Transferring Affiliate, BMA or such Designated Account Agent of any such provision or, if such Transferring Affiliate, BMA or such Designated Account Agent shall fail to do so, to perform or observe any such provision, in each case, pursuant to the Parent Agreement, (v) the financial condition, operations, businesses or properties of FME KGaA, FMCH, the Seller or the Transferor or (vi) the interests of the Purchaser and/or its assignees under the Transaction Documents.

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 USC §§1396 et seq.) and any statutes succeeding thereto.

“Medicaid Regulations” means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid; (b) all state statutes and plans for medical assistance enacted in connection with such statutes and federal rules and regulations promulgated pursuant to or in connection with such statutes; and (c) all applicable provisions of all rules, regulations manuals, orders and administrative, reimbursement and other guidelines of all Governmental Authorities (including, without limitation, HHS, HCFA, the office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 USC §§1395 et seq.) and any statutes succeeding thereto.

“Medicare Regulations” means, collectively, (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting Medicare; and (b) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement and other guidelines of all Governmental Authorities (including, without limitation, HHS, HCFA, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with the foregoing (whether or not having the force of law), as each may be amended, supplemented or otherwise modified from time to time.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Seller or any ERISA Affiliate of the Seller on behalf of its employees.

“Net Investment” has the meaning specified in the TAA.

“Obligor” of any Receivable means (i) any Person obligated to make payments of such Receivable pursuant to a Contract and/or (ii) any Person owing any amount in respect of such Receivable, or in respect of any Related Security with respect to such Receivable, all such Persons referred to in any of clauses (A), (B),

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(E), (F) and (G) below, and each Person referred to in any of clauses (C) and (D) below, to be deemed for purposes of this Agreement to be one Obligor:

(A): all Persons owing Receivables or Related Security under the Medicare program.

(B): all Persons owing Receivables or Related Security under the Medicaid program.

(C): each Person which is an insurance company.

(D): each Person which is a hospital or other health care provider.

(E): all Persons, other than health care providers or Persons referred to in clause (A), (B), (C) or (D) above or clause (F) or (G) below, owing Receivables arising from the sale by NMC Medical Products, Inc. of services or merchandise.

(F): all Persons owing Receivables or Related Security under the CHAMPUS/VA Program.

(G): all Persons who receive the services or merchandise the sale of which results in Receivables that are not insured, guaranteed or otherwise supported in respect thereof by any of the Persons referred to in clauses (A) through (F) above, including any Person owing any amount in respect of Receivables by reason of insurance policy deductibles or co-insurance agreements or arrangements.

“Official Body” means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

“Original Closing Date” means August 28, 1997.

“Originating Entity” means any of the Seller and any Transferring Affiliate.

“Parent Agreement” has the meaning specified in the TAA.

“Parent Group” means, collectively, FME KGaA, FMCH, the Seller, the Originating Entities and their Subsidiaries and Affiliates (other than the Purchaser), and “Parent Group Member” means any such Person individually.

“Person” means any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency or any government.

“Potential Seller Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Seller Default.

“Primary Payor” means (i) each Obligor referred to in clauses (A), (B), (E), (F) and (G) of the definition of “Obligor”, (ii) collectively, all Obligors of the type referred to in clause (C) of the definition of “Obligor” and (iii) collectively, all Obligors of the type referred to in clause (D) of the definition of “Obligor”.

“Proceeds” means “proceeds” as defined in Section 9-102 of the UCC.

“Purchase” means, on any Business Day, the sale, assignment, contribution, transfer and/or other conveyance of Receivables, together with the Related Assets with respect thereto, from the Seller to the Purchaser in accordance with the terms of Article II hereof.

“Purchase Price” means, with respect to any Purchase on any date, the aggregate price to be paid to the Seller in connection therewith, which shall be an amount equal to (i) the Outstanding Balance of the Receivables that are the subject of such Purchase, minus any Contractual Adjustments in respect of such Receivables, multiplied by (ii) the Purchase Price Percentage then in effect.

“Purchase Price Credit” means a credit in favor of the Purchaser against the Purchase Price otherwise due and payable by the Purchaser hereunder.

“Purchase Price Percentage” means 97%, or such other percentage as may be agreed from time to time by the Purchaser and the Seller and which would provide the Purchaser with a reasonable return on its Purchases hereunder after taking into account (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to the Purchaser of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors. The Seller and the Purchaser may agree from time to time to change the Purchase Price Percentage based on changes in the items described in clauses (i) and (ii) above, provided that any change to the Purchase Price Percentage shall apply only prospectively and shall

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not affect the Purchase Price in respect of Purchases made prior to the date on which the Purchaser and the Seller agree to make such change.

“Purchaser” means NMC Funding Corporation, and its successors and permitted assigns.

“Receivable” means the indebtedness of any Obligor, whether constituting an account, chattel paper, instrument, insurance claim, investment property or general intangible, arising in connection with the sale or lease of merchandise, or the rendering of services, by an Originating Entity, and includes the right to payment of any Finance Charges and other obligations of such Obligor with respect thereto.

“Receivable Systems” has the meaning specified in Section 3.1(z).

“Records” means all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to receivables and the related Obligors.

“Related Assets” has the meaning specified in Section 2.1(a) hereof.

“Related Security” means with respect to any Receivable, all of the Seller’s rights, title and interest in, to and under:

(i) all of the Seller’s or any Transferring Affiliate’s interest, if any, in the merchandise (including returned or repossessed merchandise), if any, the sale of which gave rise to such Receivable;

(ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

(iii) all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds thereof) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise, including, without limitation, insurance, guaranties and other agreements or arrangements under the Medicare program, the Medicaid program, state renal programs, CHAMPUS/VA, private insurance policies, and hospital and other health care programs and health care provider arrangements;

(iv) all Records related to such Receivable;

(v) all rights and remedies of the Seller (A) under the Transferring Affiliate Letter, together with all financing statements filed in connection therewith against the Transferring Affiliates and (B) under the BMA Transfer Agreement, together with all financing statements filed in connection therewith against BMA; and

(vi) all Proceeds of any of the foregoing.

“Responsible Officer” means any of the Chief Executive Officer, the President, the Chief Financial Officer, the Controller, the Treasurer or an Assistant Treasurer of the Seller.

“Revolving Loan” has the meaning specified in Section 2.2(c).

“Seller” means National Medical Care, Inc., a Delaware corporation, and its successors and permitted assigns.

“Seller Default” has the meaning specified in Section 7.1.

“Settlement Date” means (i) the last Business Day of each calendar month with respect to the immediately preceding calendar month and (ii) any additional day designated by the Purchaser.

“Social Security Act” means the Social Security Act, as amended from time to time, and the regulations promulgated and rulings and advisory opinions issued thereunder.

“Special Account” means a special depositary account maintained at a bank acceptable to the Agent for the purpose of receiving Collections, which account is in the name of either (i) the Originating Entity in respect of the Receivables giving rise to such Collections or (ii) a Designated Account Agent acting on behalf of such Originating Entity.

“Special Account Bank” means any of the banks holding one or more Special Accounts.

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“Special Account Letter” means a letter, in substantially the form of Exhibit D hereto, from an Originating Entity (or, if applicable, a Designated Account Agent) to any Special Account Bank, executed by such Originating Entity (or such Designated Account Agent) to such Special Account Bank.

“Standard & Poor’s” or “S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc.

“Subordinated Note” has the meaning specified in Section 2.2(d) hereof.

“Subsidiary” of a Person means any Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or any similar business organization which is so owned or controlled.

“TAA” means that certain Fourth Amended and Restated Transfer and Administration Agreement dated as of the Closing Date among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors”, the Persons parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as “Agent”, as the same has been or may hereafter be from time to time amended, restated, supplemented or otherwise modified.

“Termination Date” means the date, occurring after the “Termination Date” under the TAA, which the parties hereto agree shall be the Termination Date for purposes of this Agreement.

“Transaction Documents” has the meaning specified in the TAA.

“UCC” means, with respect to any state, the Uniform Commercial Code as from time to time in effect in such state.

“U.S.” or “United States” means the United States of America.

“US Government Obligor” means any Obligor that is the government of the United States, or any subdivision or agency thereof the obligations of which are supported by the full faith and credit of the United States, and shall include any Obligor referred to in clause (A), (B) or (F) of the definition of “Obligor”.

“Voting Stock” shall have the meaning specified in the TAA.

Section 1.2. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

Section 1.3. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each means “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”.

Section 1.4. Amendment and Restatement. Subject to the satisfaction of the conditions precedent set forth in Section 4.1, this Agreement amends and restates the Existing Receivables Purchase Agreement in its entirety. This Agreement is not intended to constitute a novation of the Existing Receivables Purchase Agreement. Upon the effectiveness of this Agreement (the “Effective Date”), each reference to the Existing Receivables Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Agreement.

ARTICLE II

PURCHASE AND SETTLEMENTS

Section 2.1. Purchases of Receivables; Agreement to Purchase. (a) Subject to the terms and conditions hereinafter set forth, the Purchaser hereby purchases from the Seller, and the Seller hereby sells, transfers, assigns and otherwise conveys to the Purchaser, all of the Seller’s right, title and interest in and to each and every Receivable existing as of the Original Closing Date as well as each and every Receivable which may arise at any time thereafter until the Termination Date, together, in each case, with the Related Security, Collections and Proceeds with respect thereto (such Related Security, Collections and Proceeds, collectively, the “Related Assets”). All of the Seller’s right, title and interest in and to all Receivables and the Related Assets with respect thereto arising on each day prior to the Termination Date shall, without further action of any type being required on the part of the Purchaser or the Seller (and notwithstanding any delay in making payment of the Purchase Price therefor, or any delay in making any notation reflecting payment of such Purchase Price), be automatically transferred on such day to the Purchaser, whereupon the Purchaser shall have the obligation to pay the Purchase Price in respect thereof in the manner, at the

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time and otherwise in accordance with the terms specified in this Agreement. Prior to paying the Purchase Price hereunder in respect of any Purchase, the Purchaser may request of the Seller, and the Seller shall deliver, such approvals, opinions, information, reports or documents as the Purchaser may reasonably request.

(b) It is the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a true sale of such Receivables and the Related Assets with respect thereto (including, in the case of Receivables, a “sale of accounts,” as such term is used in Article 9 of the UCC), which sales shall, in each case, be absolute and irrevocable and provide the Purchaser with the full benefits of ownership of such Receivables and Related Assets. Except for the Purchase Price Credits owed pursuant to Section 2.3 hereof, each sale of Receivables by the Seller to the Purchaser is made without recourse to the Seller; provided, however, that (i) the Seller shall be liable to the Purchaser for all representations, warranties and covenants made by the Seller pursuant to the terms of this Agreement or any other Transaction Document, and (ii) such sale does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of the Seller, any Transferring Affiliate or any other Person arising under or in connection with the Receivables, the Related Assets and/or the related Contracts. In view of the intention of the parties hereto that the Purchases of Receivables made hereunder shall constitute sales of such Receivables rather than a loan secured by such Receivables, the Seller agrees on or prior to the date hereof to mark its master data processing records relating to the Receivables with a legend, acceptable to the Purchaser, evidencing that the Purchaser has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to the Purchaser.

(c) Notwithstanding any other provision of this Agreement to the contrary, no Purchases shall be made hereunder from and after the time of any Event of Bankruptcy with respect to the Seller or the Purchaser.

Section 2.2. Payment for the Purchases. (a) The Purchase Price for the initial Purchase of Receivables hereunder shall be payable in full by the Purchaser to the Seller, and shall be paid to the Seller in the following manner on the date of such initial Purchase: (i) by the issuance of equity in the manner contemplated in that certain Stockholder and Subscription Agreement dated as of August 28, 1997 between the Seller and the Purchaser and having a value of not less than the greater of (A) $5,000,000 or (B) three percent (3.00%) of the Net Investment outstanding at such time under the TAA, after giving effect to such sale under the TAA, (ii) by delivery of immediately available funds, to the extent of funds made available to the Purchaser in connection with its subsequent sale of an interest in such Receivables to the Agent (on behalf of any Conduit Investor or the Bank Investors, as applicable) under the TAA and (iii) the balance, with the proceeds of a Revolving Loan. The Purchase Price for each Purchase after the initial Purchase shall be payable in full by the Purchaser to the Seller or its designee on the date of such Purchase, except that the Purchaser may, with respect to any such Purchase, offset against such Purchase Price any amounts owed by the Seller to the Purchaser hereunder and which have become due but remain unpaid.

(b) If on any date the amount of cash available to the Purchaser to pay for the Purchases of Receivables to be made on such date is less the Purchase Price owing therefor, the Purchaser shall, with notice to the Seller, pay such remaining part of the Purchase Price by borrowing from the Seller a revolving loan (each a “Revolving Loan”), and the Seller, subject to the remaining provisions of this paragraph, irrevocably agrees to advance, and shall be deemed to have advanced, a Revolving Loan in the amount so specified by the Purchaser; provided, however, that no such Revolving Loan shall be made to the Purchaser, if, after giving effect thereto, either (i) the aggregate outstanding amount of the Revolving Loans would exceed the aggregate Outstanding Balance of the Eligible Receivables minus the aggregate Net Investment outstanding at such time under the TAA or (ii) the Purchaser’s net worth would be less than the greater of (A) $5,000,000 or (B) three percent (3.00%) of the aggregate Net Investment outstanding at such time under the TAA. The Revolving Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of, a promissory note in the form of Exhibit E hereto (the “Subordinated Note”) and shall be payable solely from funds which the Purchaser is not required under the TAA to set aside for the benefit of, or otherwise pay over to, the Agent, any Conduit Investor and/or the Bank Investors.

(c) In the case of any Purchase subsequent to the initial Purchase, if the Purchaser has insufficient funds to pay in full the applicable Purchase Price therefor (after taking into account the proceeds received from any Transfers under the TAA and the proceeds of Revolving Loans made hereunder), then the Seller shall be deemed to have contributed to the capital of the Purchaser Receivables having a Purchase Price equal to the otherwise unpaid portion of the total Purchase Price owed on such day.

(d) The respective Purchase Prices for the Purchases made during any calendar month shall be settled on a monthly basis on the Settlement Date occurring in the succeeding calendar month, such settlement to be made based on the information contained in the Investor Report in respect of such calendar month. With respect to any such settlement, each adjustment to the outstanding balance of the Subordinated Note made pursuant to this Article II and each capital contribution made by the Seller to the Purchaser pursuant to this Article II shall be deemed to have

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occurred and shall be effective as of the last Business Day of the calendar month to which such settlement relates. Notwithstanding the foregoing, to the extent the Purchaser receives either Collections or proceeds from any Incremental Transfers, which, in either case, it is not required to hold in trust for, or remit to, the Agent, any Conduit Investor and/or any of the Bank Investors pursuant to the TAA, then the Purchaser shall remit such funds to the Seller (net of any funds needed to pay existing expenses of the Purchaser which are then accrued and unpaid) in the following order of application: first to pay the Purchase Price for any Receivables Purchased from the Seller; and second to pay amounts owed by the Purchaser to the Seller under the Subordinated Note; provided, that if on any Settlement Date it is determined that the aggregate amount of funds so remitted by the Purchaser to the Seller during any calendar month exceeded the aggregate of the amounts described in clauses first and second above due and payable by the Purchaser to the Seller during such calendar month, such excess funds shall be returned forthwith by the Seller to the Purchaser.

Section 2.3. Purchase Price Credit Adjustments. (a) If on any day the Outstanding Balance of a Receivable is either (x) reduced as a result of any defective, rejected or returned merchandise or services, any discount, credit, Contractual Adjustment, rebate, dispute, warranty claim, repossessed or returned goods, chargeback, allowance, any billing adjustment or other adjustment, or (y) reduced or canceled as a result of a setoff or offset in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Purchaser shall be entitled to a Purchase Price Credit in an amount equal to the full amount of such reduction or cancellation. In addition, if on any day it is determined that (i) any of the representations or warranties in Article III was untrue with respect to a Receivable as of the date such representation or warranty was made or (ii) any of the representations or warranties set forth in Section 3.1(d) or Section 3.1(j) becomes untrue with respect to a Receivable (whether on or after the date of any transfer thereof to the Purchaser as contemplated hereunder) or (iii) a Receivable that was formerly treated as or represented to be an Eligible Receivable does not satisfy the requirements in paragraph (xi) of the definition of “Eligible Receivable” in the TAA, then, in any such case, the Purchaser shall be entitled to a Purchase Price Credit in an amount equal the Outstanding Balance of such Receivable. If any Purchase Price Credit to which the Purchaser is entitled pursuant to this Section 2.3 exceeds the Purchase Price of the Receivables to be sold hereunder on any date, then the Seller shall pay the remaining amount of such Purchase Price Credit to the Purchaser in cash on the next succeeding Business Day; provided that, if the Termination Date has not occurred, the Seller shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under the Subordinated Note.

(b) Any payment by an Obligor in respect of any indebtedness owed by it to the Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Purchaser, be applied as a Collection of any Receivable of such Obligor which was included in a Purchase hereunder (starting with the oldest such Receivable) before being applied to any other receivable or other indebtedness of such Obligor.

Section 2.4. Payments and Computations, Etc. All amounts to be paid or deposited by the Seller hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in immediately available funds. The Seller shall, to the extent permitted by law, pay to the Purchaser, upon demand, interest on all amounts not paid or deposited when due hereunder at a rate equal to 2% per annum plus the Base Rate. All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Any computations by the Purchaser of amounts payable by the Seller hereunder shall be binding upon the Seller absent manifest error.

Section 2.5. Transfer of Records to Purchaser. (a) In connection with the Purchases of Receivables hereunder, the Seller hereby sells, transfers, assigns and otherwise conveys to the Purchaser all of the Seller’s right and title to and interest in the Records relating to all Receivables included in any Purchase hereunder, without the need for any further documentation in connection with any such Purchase. In connection with such transfer, the Seller hereby grants to each of the Purchaser and the Collection Agent (including, without limitation, any successor Collection Agent appointed in accordance with the TAA) an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software now or hereafter used by the Seller to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by the Seller or is owned by others and used by the Seller under license agreements with respect thereto (the “Software”). As of the date hereof, with respect to all Software now existing, either (i) no consent by any licensor of the Seller to such grant is required, (ii) if any such consent is required, such consent has been obtained, or (iii) the data administered and managed with the use of such Software is in a form such that other types of software that are generally available may be used to administer and manage such data in the same fashion as then being administered and managed with the applicable Software. If after the date hereof the consent by any licensor of the Seller to such grant shall be required, the Seller shall promptly obtain such consent. The license granted hereby shall be irrevocable, and shall not expire until the date on which this Agreement shall terminate in accordance with its terms.

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(b) The Seller shall take such action requested by the Purchaser and/or the Agent, from time to time hereafter, that may be reasonably necessary or appropriate to ensure that the Purchaser (and its assignees) has (i) an enforceable ownership interest in the Records relating to the Receivables purchased from the Seller hereunder and (ii) an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

Section 2.6. Protection of Ownership Interest of the Purchaser. (a) The Seller agrees that it will, and will cause each Transferring Affiliate to, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Purchaser or the Agent may reasonably request in order to perfect or protect the ownership interest of the Purchaser in the Receivables and Related Assets with respect thereto or to enable the Purchaser to exercise or enforce any of its rights and remedies hereunder. Without limiting the foregoing, the Seller will, upon the request of the Purchaser or the Agent, in order to accurately reflect this purchase and sale transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof as may be requested by the Purchaser or the Agent. The Seller shall, upon request of the Purchaser or the Agent, obtain such additional search reports as the Purchaser or the Agent shall request. To the fullest extent permitted by applicable law, each of the Purchaser and the Agent shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Seller’s signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement. The Seller shall not, and shall not permit any Transferring Affiliate to, change its respective name, identity or corporate structure (within the meaning of Section 9-402(7) of the UCC as in effect in any applicable state) nor relocate its respective chief executive office or any office where Records are kept unless it shall have: (i) given each of the Purchaser and the Agent at least thirty (30) days prior notice thereof and (ii) prepared at Seller’s expense and delivered to each of the Purchaser and the Agent all financing statements, instruments and other documents necessary to preserve and protect the Purchaser’s ownership interest in the Receivables and the Related Assets with respect thereto or requested by the Purchaser or the Agent in connection with such change or relocation. Any filings under the UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of the Seller.

(b) In addition and without limiting the authority of the Purchaser or the Agent set forth in subsection (a) above, but subject to subsection (c) below, the Seller shall, and shall cause each Transferring Affiliate to (i) instruct any or all of the Special Account Banks (which instructions shall be maintained in full force and effect) to transfer directly to the Concentration Account or to an Intermediate Concentration Account, all Collections from time to time on deposit in the applicable Special Accounts on a daily basis in accordance with the terms set forth in the applicable Special Account Letter, and (ii) instruct each Intermediate Concentration Account Bank (which instructions shall be maintained in full force and effect at all times) to transfer directly to the Concentration Account all Collections from time to time on deposit in the applicable Intermediate Concentration Accounts on a daily basis in accordance with the terms set forth in the applicable Intermediate Concentration Account Agreement. In the event the Seller shall at any time determine, for any of the reasons described in subsection (c) below, that the Seller or any Transferring Affiliate shall be unable to comply fully with the requirements of this subsection (b), the Seller shall promptly so advise the Purchaser and the Agent, and the Purchaser, the Agent and the Seller shall commence discussions with a view toward implementing an alternative arrangement therefor satisfactory to the Purchaser and the Agent.

(c) Anything to the contrary herein notwithstanding, all Medicare or Medicaid payments which are made by an Obligor with respect to any Receivables shall be collected from such Obligor only by (i) the applicable Originating Entity or (ii) an agent of such Originating Entity, except to the extent that an Obligor may be required to submit any such payments directly to a Person other than such Originating Entity pursuant to a court-ordered assignment which is valid, binding and enforceable under applicable federal and state Medicare Regulations and Medicaid Regulations; and neither this Agreement nor any other Transaction Document shall be construed to permit any other Person, in violation of applicable Medicare Regulations or Medicaid Regulations to collect or receive, or to be entitled to collect or receive, any such payments prior to such Originating Entity’s or such agent’s receipt thereof.

Section 2.7. Additional Transferring Affiliates. (a) If (i) one or more direct or indirect wholly-owned subsidiaries of the Seller (other than the Transferring Affiliates) now owned or hereafter acquired, is primarily engaged in the same business as is conducted on the date hereof by the Seller and the Transferring Affiliates or (ii) the Seller reorganizes its corporate structure such that facilities generating Receivables on the date hereof (or acquired as contemplated by clause (i)) are owned by one or more additional wholly-owned subsidiaries of the Seller, any or all of the wholly-owned subsidiaries referred to in clauses (i) and (ii) may, with the prior written consent of the Purchaser and the Agent (which consent shall not be unreasonably withheld or delayed), become Transferring Affiliates under this Agreement upon delivery to the Purchaser and the Agent of (x) counterparts of the

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Transferring Affiliate Letter duly executed by such subsidiary or subsidiaries and (y) the documents relating to such subsidiary or subsidiaries of the kind delivered by or on behalf of the Transferring Affiliates (other than BMA) pursuant to Section 4.1, together with such other instruments, documents and agreements as either the Purchaser or the Agent may reasonably request in connection therewith.

(b) Upon the addition of any wholly-owned subsidiary of the Seller as a Transferring Affiliate pursuant to subsection (a) above, the provisions of this Agreement, including Exhibit J, shall, without further act or documentation, be deemed amended to apply to such subsidiary to the same extent as the same apply to the Transferring Affiliates as of the date hereof and the term “Transferring Affiliate” in this Agreement shall mean and refer to such subsidiary as well as each then existing Transferring Affiliate.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser that:

(a) Corporate Existence and Power. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Seller is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Seller of this Agreement and the other Transaction Documents to which the Seller is a party are within the Seller’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof (except as contemplated by Section 2.6 hereof), and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation) or of the Certificate of Incorporation or By-laws of the Seller or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon the Seller or result in the creation or imposition of any Adverse Claim on the assets of the Seller or any of its Subsidiaries (except as contemplated by Section 2.6 hereof).

(c) Binding Effect. Each of this Agreement and the other Transaction Documents to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

(d) Perfection. Immediately preceding each Purchase hereunder, the Seller shall be the owner of all of the Receivables included in such Purchase, free and clear of all Adverse Claims. On or prior to each Purchase hereunder, all financing statements and other documents required to be recorded or filed, or notices to Obligors required to be given, in order to perfect and protect the ownership interest of the Purchaser against all creditors of and purchasers from the Seller will have been duly given to such Obligors or filed in each filing office necessary for such purpose, as applicable, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

(e) Accuracy of Information. All information heretofore furnished by the Seller (including, without limitation, each Investor Report (to the extent such Investor Report is prepared by the Seller or any other Parent Group Member or contains any information supplied by the Seller or any such Parent Group Member), any reports delivered pursuant to Section 6.5 and the Seller’s financial statements) to the Purchaser, any Conduit Investor, any Bank Investor, the Agent or any Administrative Agent for purposes of or in connection with this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Seller to the Purchaser, any Conduit Investor, any Bank Investor, the Agent or any Administrative Agent will be, true and accurate in every material respect, on the date such information is stated or certified.

(f) Tax Status. The Seller has filed all tax returns (federal, state and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges.

(g) Action, Suits. Except as set forth in Exhibit F hereof, there are no actions, suits or proceedings pending, or to the knowledge of the Seller threatened, in or before any court, arbitrator or other body, against or

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affecting (i) the Seller or any of its properties or (ii) any Affiliate of the Seller or its respective properties, which may, in the case of proceedings against or affecting any such Affiliate, individually or in the aggregate, have a Material Adverse Effect.

(h) Use of Proceeds. No proceeds of any Purchase will be used by the Seller to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

(i) Place of Business. The principal place of business and chief executive office of the Seller are located at the address of the Seller indicated in Section 9.3 hereof and the offices where the Seller keeps substantially all its Records, are located at the address(es) described on Exhibit G or such other locations notified to the Purchaser and the Agent in accordance with Section 2.6 hereof in jurisdictions where all action required by Section 2.6 hereof has been taken and completed. The principal place of business and chief executive office of each Transferring Affiliate are located at the address of such Transferring Affiliate indicated in Exhibit J hereof and the offices where the each Transferring Affiliate keeps substantially all its Records, are located at the address(es) specified on Exhibit J with respect to such Transferring Affiliate or such other locations notified to the Purchaser and the Agent in accordance with Section 2.6 hereof in jurisdictions where all action required by Section 2.6 hereof has been taken and completed.

(j) Good Title. Upon each Purchase, the Purchaser shall acquire all legal and equitable title to, and a valid and perfected first priority ownership interest in, each Receivable that exists on the date of such Purchase and in the Related Security, Collections and other Proceeds with respect thereto free and clear of any Adverse Claim.

(k) Tradenames, Etc. As of the date hereof: (i) the Seller’s chief executive office is located at the address for notices set forth in Section 9.3 hereof; (ii) the Seller has no subsidiaries or divisions other than those listed on Exhibit H hereto; (iii) the Seller has, within the last five (5) years, not operated under any tradename, and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except, in each case, as disclosed on Exhibit H hereto; and (iv) none of the Transferring Affiliates has, within the last five (5) years, operated under any tradename or, within the last five (5) years, changed its name, merged with or into or consolidated with any other Person or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except in each case as disclosed on Exhibit J.

(l) Nature of Receivables. Each Receivable purchased by, or otherwise transferred to, the Purchaser hereunder shall be an “eligible asset” as defined in Rule 3a-7 under the Investment Company Act, of 1940, as amended, and, except as otherwise disclosed in writing on or prior to the date of such purchase or transfer, shall be an Eligible Receivable as of such date.

(m) Amount of Receivables. As of August 31, 2008, the aggregate Outstanding Balance of the Receivables in existence and the Net Receivable Balance (as defined in the TAA) were not less than the respective amounts certified as such in (i) the Investor Report dated as of September 30, 2008 hereof and provided to the Agent or (ii) the Investor Report delivered after the date hereof in accordance with Section 4.2(a) of the TAA.

(n) Credit and Collection Policy. Since September 1, 2008, there have been no material changes in the Credit and Collection Policy other than as permitted hereunder. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

(o) Collections and Servicing. Since September 1, 2008, there has been no material adverse change in the ability of the Collection Agent (to the extent it is the Seller or any other Parent Group Member) to service and collect the Receivables.

(p) No Seller Default. No event has occurred and is continuing and no condition exists which constitutes a Seller Default or a Potential Seller Default.

(q) Not an Investment Company. The Seller is not, and is not controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

(r) ERISA. Each of the Seller and its ERISA Affiliates is in compliance in all material respects with ERISA and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

(s) Special Account Banks and Intermediate Concentration Account Banks. The names and addresses of all the Special Account Banks (and, if applicable, the Designated Account Agents in respect thereof), the Intermediate Concentration Account Banks, if any, together with the account numbers of the Special Accounts

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at such Special Account Banks and of the Intermediate Concentration Account Banks, are specified in Exhibit C hereto (or at such other Special Account Banks, with such other Special Accounts, Intermediate Concentration Accounts or with such other Designated Account Agents as have been notified to the Purchaser and the Agent in accordance with Section 5.2(e)). Neither the Seller nor any Transferring Affiliate has granted to any Person dominion and control over any Special Account or Intermediate Concentration Account, or the right to take dominion and control over any Special Account or Intermediate Concentration Account at a future time or upon the occurrence of a future event and each Special Account and each Intermediate Concentration Account is otherwise free and clear of any Adverse Claim.

(t) Bulk Sales. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(u) Preference; Voidability (this Agreement). With respect to each Receivable transferred to the Purchaser under this Agreement, the Purchaser has given reasonably equivalent value to the Seller in consideration for such transfer of such Receivable and the Related Assets with respect thereto, no such transfer has been made for or on account of an antecedent debt owed by the Seller to the Purchaser and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

(v) Transfers by Transferring Affiliates. With respect to each Receivable, and Related Security, if any, with respect thereto, originally owed to any Transferring Affiliate, the Seller (i) purchased such Receivable and Related Security from such Transferring Affiliate under the Transferring Affiliate Letter or from BMA under the BMA Transfer Agreement, such purchase being deemed to have been made on the date such Receivable was created (or on the Original Closing Date, in the case of a Receivable outstanding such date), (ii) by the last Business Day of the month following the month in which such purchase was so made, paid to the applicable Transferring Affiliate in cash or by way of a credit to such Transferring Affiliate in the appropriate intercompany account, an amount equal to the face amount of such Receivable and (iii) settled from time to time each such credit, by way of payments in cash, or by way of credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller, in each case for the benefit of such Transferring Affiliate, to the account of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies.

(w) Preference; Voidability (Transferring Affiliates). The Seller shall have given reasonably equivalent value to each Transferring Affiliate in consideration for the transfer to the Seller of the Receivables and Related Security from such Transferring Affiliate, and each such transfer shall not have been made for or on account of an antecedent debt owed by such Transferring Affiliate to the Seller and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

(x) Ownership. FME KGaA owns, directly or indirectly, all of the issued and outstanding common stock of (and such stock comprises more than 80% of the Voting Stock of) FMCH, free and clear of any Adverse Claim except to the extent such stock is pledged in connection with the FME KGaA Credit Facility or is subject to put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries. All of the issued and outstanding stock of each Originating Entity is owned directly or indirectly by FMCH, free and clear of any Adverse Claim except to the extent such stock is pledged in connection with the FME KGaA Credit Facility or is subject to put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries; provided, however, that FME KGaA may own directly or indirectly stock that is not Voting Stock in subsidiaries of FMCH. All of the issued and outstanding stock of the Purchaser is owned by the Seller, free and clear of any Adverse Claim.

(y) Representations and Warranties of the Transferring Affiliates. Each of the representations and warranties of the Transferring Affiliates set forth in the Transferring Affiliate Letter and each of the representations and warranties of BMA set forth in the BMA Transfer Agreement are true and correct in all material respects and the Seller hereby remakes all such representations and warranties for the benefit of the Purchaser.

Any document, instrument, certificate or notice delivered to the Purchaser (or any of its assignees) hereunder shall be deemed a representation and warranty by the Seller.

Section 3.2. Reaffirmation of Representations and Warranties by the Seller. On each day that a Purchase is made hereunder, the Seller, by accepting the proceeds of such Purchase, shall be deemed to have certified that all representations and warranties described in Section 3.1 hereof are correct on and as of such day as though made on and as of such day.

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ARTICLE IV

CONDITIONS PRECEDENT

Section 4.1. Conditions Precedent to Closing. The effectiveness of this Agreement is subject to the conditions precedent that (i) the Purchaser shall have received copies of each of the documents, instruments, certificates and opinions described in Section 4.1 of the TAA and (ii) each of the conditions precedent to the execution, delivery and effectiveness of the TAA shall have been satisfied and/or waived in accordance with the terms thereof.

Section 4.2. Conditions Precedent to Purchases. The obligation of the Purchaser to make a Purchase on any Business Day is subject to the conditions precedent that:

(a) the Seller shall have delivered to the Purchaser, in form and substance satisfactory to the Purchaser, all reports required to have been delivered by it pursuant to Section 6.5, together with such additional information as may be reasonably requested by the Purchaser; and

(b) the representations and warranties set forth in Article III shall be true and correct on and as of the date of such Purchase as though made on and as of such date, both before and after giving effect to such Purchase and the application of the proceeds therefrom.

By accepting the proceeds of any Purchase, the Seller shall be deemed to have represented and warranted that the foregoing conditions precedent are satisfied.

Notwithstanding any failure or inability of the Seller to satisfy any of the foregoing conditions precedent on any date in respect of any Purchase, title to the Receivables and the Related Assets with respect thereto included in such Purchase shall vest in the Purchaser without any action required on the part of the Purchaser (but without impairment of its obligation to pay the Purchase Price in respect thereof in accordance with the terms of this Agreement), and the Purchaser (as owner of such Receivables) shall have a claim against the Seller arising in respect of the representations and warranties made by the Seller in connection with such Purchase.

ARTICLE V

COVENANTS

Section 5.1. Affirmative Covenants of Seller. At all times from the date hereof to the Collection Date, unless each of the Purchaser and the Agent shall otherwise consent in writing:

(a) Financial Reporting. The Seller will, and will cause each of the Transferring Affiliates to, maintain, for itself and each of its respective Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to each of the Purchaser and the Agent:

(i) Annual Reporting. As soon as available and in any event within 105 days after the close of the fiscal year of FMCH, a company-prepared consolidated balance sheet of FMCH and its Subsidiaries as of the end of such fiscal year and the related company-prepared consolidated statements of income and retained earnings for such fiscal year.

(ii) Quarterly Reporting. As soon as available and in any event within 50 days after the end of the second fiscal quarter of FMCH, a company-prepared consolidated balance sheet of FMCH and its Subsidiaries as of the end of such quarter and the related company-prepared consolidated statements of income and retained earnings for such quarterly period.

In the case of each of the financial statements required to be delivered under clause (i) or (ii) above, such financial statement shall set forth in comparative form the figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable (but not for any period prior to September 27, 1996), in each case subject to normal recurring year-end audit adjustments. Each such financial statement shall be prepared in accordance with GAAP consistently applied.

(iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate signed by a Responsible Officer stating that (x) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the applicable Person and (y) to the best of such Person’s knowledge, no Seller Default or Potential Seller Default exists, or if any Seller Default or Potential Seller Default exists, stating the nature and status thereof.

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(iv) Notice of Seller Default or Potential Seller Default. As soon as possible and in any event within two (2) days (or the next Business Day thereafter if such day is not a Business Day) after the occurrence of each Seller Default or each Potential Seller Default, a statement of a Responsible Officer setting forth details of such Seller Default or Potential Seller Default and the action which the Seller proposes to take with respect thereto.

(v) Change in Credit and Collection Policy and Debt Ratings. Within ten (10) days after the date any material change in or amendment to any provision of the Credit and Collection Policy is made, a copy of the Credit and Collection Policy then in effect indicating such change or amendment.

(vi) Credit and Collection Policy. Within ninety (90) days after the close of each of the Seller’s fiscal years, a complete copy of the Credit and Collection Policy then in effect.

(vii) ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event (as defined in Article IV of ERISA) which the Seller or any ERISA Affiliate of the Seller files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Seller or any ERISA Affiliates of the Seller receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

(viii) Notices under Transaction Documents. Forthwith upon its receipt thereof, a copy of each notice, report, financial statement, certification, request for amendment, directive, consent, waiver or other modification or any other writing issued under or in connection with any other Transaction Document by any party thereto (including, without limitation, by the Seller).

(ix) Investigations and Proceedings. Unless prohibited by either (i) the terms of the subpoena, request for information or other document referred to below, (ii) law (including, without limitation, rules and regulations) or (iii) restrictions imposed by the U.S. federal or state government or any agency or instrumentality thereof and subject to the Agent’s execution of a confidentiality agreement in form and substance satisfactory to both the Seller and the Agent, as soon as possible and in any event (A) within five Business Days after any Originating Entity receives any subpoena, request for information, or any other document relating to any possible violation by any Originating Entity of, or failure by any Originating Entity to comply with, any rule, regulation or statute from HHS or any other governmental agency or instrumentality, notice of such receipt and, if requested by the Purchaser or the Agent, the information contained in, or copies of, such subpoena, request or other document, and (B) periodic updates and other management reports relating to the subpoenas, requests for information and other documents referred to in clause (A) above as may be reasonably requested by the Purchaser or the Agent unless such updates or requests could reasonably be deemed a contravention or waiver of any available claim of legal privilege, or would otherwise materially impair available defenses, of any Originating Entity.

(x) Other Information. Such other information (including non-financial information) as the Purchaser or the Agent may from time to time reasonably request with respect to the Seller, any party to the Parent Agreement, any Transferring Affiliate or any Subsidiary of any of the foregoing.

(b) Conduct of Business. The Seller (i) will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and (ii) will cause each other Originating Entity to do each of the foregoing in respect of such Originating Entity.

(c) Compliance with Laws. The Seller will, and will cause each other Originating Entity to, comply with all laws, rules and regulations (including, without limitation, all CHAMPUS/VA Regulations, Medicaid Regulations and Medicare Regulations), and all orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

(d) Furnishing of Information and Inspection of Records. The Seller will, and will cause each other Originating Entity to, furnish to each of the Purchaser and the Agent from time to time such information with respect to the Receivables as the Purchaser or the Agent may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable. The Seller will, and will cause each other Originating Entity to, at any time and from time to time during regular business hours permit the Purchaser, the Agent, or any of their respective agents or representatives, (i) to examine and make copies of and take abstracts from Records and (ii) to visit the offices and properties of the Seller or such other

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Originating Entity, as applicable, for the purpose of examining such Records, and to discuss matters relating to Receivables or the Seller’s or such other Originating Entity’s performance hereunder and under the other Transaction Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the Seller or such other Originating Entity, as applicable, having knowledge of such matters; provided, however, that the Purchaser acknowledges that in exercising the rights and privileges conferred in this Section 5.1(d) it or its agents or representatives may, from time to time, obtain knowledge of information, practices, books, correspondence and records (“Confidential Information”) identified to it in writing as being of a confidential nature or in which the Seller or another Originating Entity has a proprietary interest. The Purchaser agrees that all such Confidential Information so obtained by it is to be regarded as confidential information and that such Confidential Information may be subject to laws, rules and regulations regarding patient confidentiality, and agrees that (x) it shall retain in confidence, and shall ensure that its agents and representatives retain in confidence, and will not disclose, any of such Confidential Information without the prior written consent of the Seller and (y) it will not, and will ensure that its agents and representatives will not, make any use whatsoever (other than for purposes of this Agreement) of any of such Confidential Information without the prior written consent of the Seller; provided, however, that such Confidential Information may be disclosed to the extent that such Confidential Information (i) may be or becomes generally available to the public (other than as a breach of this Section 5.1(d)), (ii) is required or appropriate in response to any summons or subpoena in connection with any litigation or (iii) is required by law to be disclosed; and provided, further, however, that such Confidential Information may be disclosed to (A) the Agent, any Conduit Investor, any Bank Investor, any Credit Support Provider and any Liquidity Provider, subject to the terms of Section 5.1(d) of the TAA, (B) the Agent’s or any such Person’s legal counsel, auditors and other business advisors, (C) any such Person’s government regulators and (D) any Conduit Investor’s rating agencies, provided that the Person making such disclosure shall advise each recipient thereof referred to in clauses (A), (B), (C) and (D) above that such Confidential Information is to be regarded and maintained as confidential information and that the Agent has agreed to keep confidential such Confidential Information as provided in clauses (x) and (y) above.

(e) Keeping of Records and Books of Account. The Seller will, and will cause each other Originating Entity to, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Seller will, and will cause each other Originating Entity to, give each of the Purchaser and the Agent notice of any material change in the administrative and operating procedures of the Seller or such other Originating Entity, as applicable, referred to in the previous sentence.

(f) Performance and Compliance with Receivables and Contracts. The Seller, at its expense, will, and will cause each other Originating Entity to, timely and fully perform and comply with all material provisions, covenant and other promises required to be observed by the Seller or such other Originating Entity under the Contracts related to the Receivables.

(g) Credit and Collection Policies. The Seller will, and will cause each other Originating Entity to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

(h) Special Accounts. The Seller shall, and shall cause each other Originating Entity to (i) establish and maintain Special Accounts with Special Account Banks, or to engage a Designated Account Agent to maintain a Special Account with a Special Account Bank on its behalf, (ii) instruct all Obligors to cause all Collections to be deposited directly into a Special Account, (iii) report on each banking day to the Concentration Account Bank, the amount of all Collections on deposit on such banking day in the Special Accounts at each Special Account Bank or, if an Intermediate Concentration Account has been established at such Special Account Bank, the amount of all Collections on deposit on such banking day in such Intermediate Concentration Account, and (iv) instruct (or cause the applicable Designated Account Agent to instruct) each Special Account Bank to transfer to the Concentration Account or an Intermediate Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank or an Intermediate Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank, (v) instruct each Intermediate Concentration Account Bank to transfer to the Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Intermediate Concentration Accounts at such Intermediate Concentration Account

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Banks and (vi) instruct the Concentration Account Bank to give to each Special Account Bank on each banking day notice to transfer to the Concentration Account all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank (or, if an Intermediate Concentration Account has been established at such Special Account Bank, in the Intermediate Concentration Account at such Special Account Bank); provided, however, that if the Collections on deposit in any Special Account during such banking day shall be less than $20,000.00 (the “Minimum Amount”), the Special Account Bank shall transfer such Collections to the Concentration Account or the applicable Intermediate Concentration Account on the next succeeding banking day on which Collections in such Special Account first exceed the Minimum Amount. With respect to any Special Account that is located at or maintained by a Bank Investor, the Seller shall, by not later than the date that occurs six months after the Original Closing Date, (i) close, or cause the applicable Originating Entity to close, such Special Account and (ii) instruct, and cause each other Originating Entity to instruct, all Obligors theretofore remitting payments to such Special Account to remit all future payments on Receivables and Related Security to a Special Account located at and maintained by a financial institution that is not a Bank Investor.

(i) Collections Received. The Seller shall, and shall cause each other Originating Entity to, segregate and hold in trust, and deposit, immediately, but in any event not later than the day that occurs forty-eight (48) hours of its receipt thereof (or, if such day is not a Business Day, the next Business Day following such receipt) to the Concentration Account, or Intermediate Concentration Account, as applicable, all Collections received from time to time by the Seller or such other Originating Entity, as the case may be.”

(j) Sale Treatment. The Seller will not, and will not permit any Transferring Affiliate to, account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by this Agreement, the Transferring Affiliate Letter or the BMA Transfer Agreement in any manner other than as a sale of Receivables by the Seller to the Purchaser or by the applicable Transferring Affiliate to the Seller, as applicable. In addition, the Seller shall, and shall cause each Transferring Affiliate to, disclose (in a footnote or otherwise) in all of its respective financial statements (including any such financial statements consolidated with any other Persons’ financial statements) the existence and nature of the transactions contemplated hereby, by the TAA , by the Transferring Affiliate Letter and by the BMA Transfer Agreement, and the interest of the Purchaser in the Transferred Assets.

(k) Separate Business. The Seller acknowledges that the Agent, the Conduit Investors and the Bank Investors are entering into the transactions contemplated in the TAA in reliance upon the Purchaser’s identity as a separate legal entity from the Seller. Therefore, from and after the Original Closing Date, the Seller shall take all actions reasonably required to maintain the Purchaser’s status as a separate legal entity and to make it manifest to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Seller or any other member of the Parent Group. Without limiting the generality of the foregoing, the Seller shall (i) not hold itself out to third parties as liable for the debts of the Purchaser nor purport to own the Receivables or any of the other assets acquired by the Purchaser hereunder, (ii) shall take all other actions necessary on its part to ensure that the Purchaser is at all times in compliance with the covenants set forth in Section 5.1(k) of the TAA and (iii) shall cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between the Seller and the Purchaser on an arm’s-length basis.

(l) Payment to the Transferring Affiliates. With respect to any Receivable purchased by the Seller from any Transferring Affiliate, the Seller shall cause such sale to be effected under, and in strict compliance with the terms of, the Transferring Affiliate Letter and the BMA Transfer Agreement, as applicable, including, without limitation, the terms relating to the amount and timing of payments to be made to each Transferring Affiliate in respect of the purchase price for such Receivable.

(m) Performance and Enforcement of the Transferring Affiliate Letter and BMA Transfer Agreement. The Seller shall timely perform the obligations required to be performed by the Seller, and shall vigorously enforce the rights and remedies accorded to the Seller, under each of the Transferring Affiliate Letter and the BMA Transfer Agreement. The Seller shall take all actions to perfect and enforce its rights and interests (and the rights and interests of the Purchaser, the Agent, the Conduit Investors and the Bank Investors, as assignees of the Seller) under the Transferring Affiliate Letter and\or the BMA Transfer Agreement as the Purchaser or the Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Transferring Affiliate Letter or the BMA Transfer Agreement.

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Section 5.2. Negative Covenants of the Seller. At all times from the date hereof to the Collection Date, unless the Agent shall otherwise consent in writing:

(a) No Sales, Liens, Etc. Except as otherwise provided herein, the Seller will not, and will not permit any other Originating Entity to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to (x) any of the Affected Assets, (y) any inventory or goods, the sale of which may give rise to a Receivable or any Receivable or related Contract, or (z) any Special Account, any Intermediate Concentration Account or any other account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

(b) No Extension or Amendment of Receivables. Except as otherwise permitted in Section 6.2 hereof, the Seller will not, and will not permit any other Originating Entity to, extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

(c) No Change in Business or Credit and Collection Policy. The Seller will not, and will not permit any other Originating Entity to, make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receivable or otherwise have a Material Adverse Effect.

(d) No Mergers, Etc. The Seller will not, and will not permit any other Originating Entity to, merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired and except as contemplated in the Transaction Documents) to any Person, except that (i) any Transferring Affiliate may merge or consolidate with any other Transferring Affiliate if, but only if, each of the Purchaser and the Agent shall have received at least ten Business Days’ prior written notice of such merger or consolidation and (ii) the Seller may merge or consolidate with any other Person if, but only if, (x) immediately after giving effect to such merger or consolidation, no Seller Default or Potential Seller Default would exist and (y) each of the Purchaser and the Agent shall have received a written agreement, in form and substance satisfactory to each of the Purchaser and the Agent, executed by the corporation resulting from such merger or consolidation, under which agreement such corporation shall become the Seller hereunder and the Collection Agent under the TAA, and shall assume the duties, obligations and liabilities of the Seller and the Collection Agent under this Agreement, the TAA, the Special Account Letters and each other Transaction Document to which the Seller is party (whether in its individual capacity or as Collection Agent), together with the documents relating to the Seller of the kind delivered by or on behalf of the Seller pursuant to Section 3.1 of the TAA.

(e) Change in Payment Instructions to Obligors, Special Account Banks and Designated Account Agents. The Seller will not, and will not permit any other Originating Entity to:

(i) add or terminate any bank as a Special Account Bank from those listed in Exhibit C hereto, or make any change in its instructions to Obligors regarding payments to be made to any Special Account Bank; provided that the Seller may, and may permit any Originating Entity to, (A) add any bank as a Special Account Bank for purposes of this Agreement at any time following delivery to the Agent of written notice of such addition and a Special Account Letter duly executed by such bank, and (B) terminate any Special Account Bank at any time following delivery to the Agent of written notice of such termination and evidence satisfactory to the Agent that the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account; or

(ii) make any change in the instructions contained in any Special Account Letter; or

(iii) add or terminate any Person as a Designated Account Agent from those listed in Exhibit C hereto, or make any change in its instructions to such Designated Account Agent regarding the handling of the Collections in the applicable Special Account; provided that the Seller may, and may permit any Originating Entity to, (A) add any Person that satisfies the requirements set forth herein of a “Designated Account Agent” as a Designated Account Agent for purposes of this Agreement at any time following delivery to the Agent of written notice of such addition and an Account Agent Agreement duly executed by such Person, and (B) terminate any Designated Account Agent at any time following delivery to the Agent of written notice of such termination and evidence satisfactory to the Agent that either an Originating Entity or a new Designated Account Agent shall have been added in accordance with the terms of this Agreement to succeed such terminated Designated Account Agent in respect of the applicable Special Account or the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account.

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(f) Deposits to Special Accounts, Intermediate Concentration Account and the Concentration Account. The Seller will not, and will not permit any of the other Originating Entities or Designated Account Agents to, deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Special Account, any Intermediate Concentration Account or the Concentration Account cash or cash proceeds other than Collections of Receivables.

(g) Change of Name, Etc. The Seller will not, and will not permit any other Originating Entity to, change its name, identity or structure or the location of its chief executive office, unless at least 10 days prior to the effective date of any such change the Seller delivers to the Agent (i) such documents, instruments or agreements, executed by the Seller and/or the affected Originating Entities, as are necessary to reflect such change and to continue the perfection of the Purchaser’s ownership interests in the Affected Assets and (ii) new or revised Special Account Letters or Intermediate Concentration Account Letter executed by the Special Account Banks or the Intermediate Concentration Account Bank which reflect such change and enable the Agent to continue to exercise its rights contained in Section 2.8 of the TAA.

(h) Amendment to Transferring Affiliate Letter, Etc.. The Seller will not, and will not permit any other Originating Entity to, (i) amend, modify, or supplement the Transferring Affiliate Letter, the BMA Transfer Agreement or any instrument, document or agreement executed in connection therewith (collectively the “Initial Transfer Documents”), (ii) terminate or cancel any Initial Transfer Document, (iii) issue any consent or directive under any Initial Transfer Document, (iv) undertake any enforcement proceeding in respect of any of the Initial Transfer Documents, or (v) waive, extend the time for performance or grant any indulgence in respect of any provision of any Initial Transfer Document, in each case except with the prior written consent of the Purchaser, the Agent and each Administrative Agent; nor shall the Seller take, or permit any other Originating Entity to take, any other action under any of the Initial Transfer Documents that shall have a material adverse affect on the Purchaser, the Agent, any Conduit Investor or any Bank Investor or which is inconsistent with the terms of this Agreement.

(i) ERISA Matters. The Seller will not, and will not permit any other Originating Entity to, (i) engage or permit any of its respective ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (ii) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Seller, such Originating Entity or any ERISA Affiliate thereof is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Seller, such Originating Entity or any ERISA Affiliate thereof under ERISA or the Code, if such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events occurring within any fiscal year of the Seller, in the aggregate, involve a payment of money or an incurrence of liability by the Seller, any Originating Entity or any ERISA Affiliate thereof, in an amount in excess of $500,000.

ARTICLE VI

ADMINISTRATION AND COLLECTION

Section 6.1. Collection of Receivables. The servicing, administering and collection of the Receivables shall be conducted by the Collection Agent. For so long as the Person acting as Collection Agent is the Seller, the Seller shall perform its duties as Collection Agent under the TAA in accordance with the terms thereof, it being understood that it shall hold all Receivables, Related Assets, Records and Collections which it receives from time to time solely in its capacity as Collection Agent and shall not claim or retain any legal or beneficial title or interest therein. If at any time the Collection Agent is a Person other than the Seller, the Seller agrees promptly to provide all information requested by the Collection Agent in connection with the performance of its responsibilities under the TAA, and agrees to exert its best efforts to assist any successor Collection Agent in assuming and performing its duties as Collection Agent.

Section 6.2. Rights of Purchaser. At any time:

(i) The Purchaser (or the Agent as assignee of the Purchaser) may direct that payment of all amounts payable under any Receivable be made directly to the Purchaser (or the Agent, as the case may be) or its designee.

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(ii) The Seller shall, at the Purchaser’s request (or at the request of the Agent, as assignee of the Purchaser) and at the Seller’s expense, give notice of the Purchaser’s ownership of Receivables and/or the Agent’s interest in the Receivables to each Obligor and direct that payments be made directly to the Purchaser (or the Agent, as the case may be) or its designee.

(iii) The Seller shall, at the Purchaser’s or the Agent’s request, (A) assemble all of the Records, and shall make the same available to the Purchaser, the Agent or its designee at a place selected by the Purchaser, the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Purchaser and the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

Notwithstanding the foregoing clauses (i), (ii) and (iii), neither the Purchaser nor any of its assigns shall at any time direct, or cause any Originating Entity to direct, Obligors of Receivables or Related Security payable under the Medicare or Medicaid program to make payment of amounts due or to become due to such Originating Entity in respect of such Receivables or Related Security directly to either the Intermediate Concentration Account or the Concentration Account or to the Purchaser, the Purchaser’s assigns or any of their respective designees, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

Section 6.3. Special Accounts. The Seller hereby transfers to the Purchaser, and shall cause each of the Transferring Affiliates to transfer to the Purchaser, effective concurrently with the initial Purchase hereunder, all right, title and interest of such Originating Entity in and to each Special Account, together with each lock-box related thereto and all agreements between such Originating Entity and the applicable Special Account Bank. The Seller hereby authorizes the Purchaser and its assigns to take, to the extent permitted by applicable law, any and all steps in the Seller’s or any other Originating Entity’s name (which power, in the case of each Transferring Affiliate, the Seller is authorized to grant pursuant to authority granted to the Seller under the Transferring Affiliate Letter) and on behalf of the Seller and such Originating Entity necessary or desirable, in the determination of the Purchaser or such assign, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Seller’s or such Originating Entity’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts; provided, however, that neither the Purchaser nor any of its assigns shall have the power or authority to direct Obligors of Receivables or Related Security payable under the CHAMPUS/VA, Medicare or Medicaid program to make payment of amounts due or to become due to the Seller or any Transferring Affiliate in respect of such Receivables or Related Security directly to either the Intermediate Concentration Account or the Concentration Account or to the Purchaser, the Purchaser’s assigns or any of their respective designees, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

Section 6.4. Responsibilities of the Seller. Anything herein to the contrary notwithstanding, the Seller shall, and/or shall cause each other Originating Entity to, (i) perform all of such Person’s obligations under the Contracts related to the Receivables to the same extent as if interests in such Receivables had not been sold hereunder and under the Transferring Affiliate Letter and/or the BMA Transfer Agreement, and the exercise by the Purchaser of its rights hereunder and under the Transferring Affiliate Letter and the BMA Transfer Agreement shall not relieve the Seller from such obligations and (ii) pay when due any taxes, including without limitation, any sales taxes payable in connection with the Receivables and their creation and satisfaction. Neither the Purchaser nor any of its assignees shall have any obligation or liability with respect to any Receivable or related Contracts, nor shall it be obligated to perform any of the obligations of the Seller thereunder.

Section 6.5. Reports. On or prior to each Settlement Date, the Seller shall prepare and forward to the Purchaser a report setting forth the following with respect to the immediately preceding calendar month: (i) the aggregate Outstanding Balance of Receivables included in the Purchases occurring during such month, (ii) the aggregate Purchase Price payable to the Seller in respect of such Purchases, specifying the Purchase Price Percentage in effect for such month and the aggregate Purchase Price Credits deducted in calculating such aggregate Purchase Price, (iii) the aggregate amount of funds received by the Seller during such month which are to be applied toward the aggregate Purchase Price owing for such month pursuant to Section 2.2(d), (iv) the increase or decrease in the amount outstanding under the Subordinated Note as of the end of such month after giving effect to the application of funds toward the aggregate Purchase Price, (v) the amount of any capital contribution made by the Seller to the Purchaser as of the end of such month and (vi) such other information concerning the Receivables as the Purchaser may reasonably request. Promptly following any request therefor by the Purchaser, the Seller shall prepare and provide to the Purchaser a listing by Obligor of all Receivables together with an aging of such Receivables.

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ARTICLE VII

SELLER DEFAULTS

Section 7.1. Seller Defaults. The occurrence of any one or more of the following events shall constitute a Seller Default:

(a) the Seller shall fail to make any payment or deposit to be made by it hereunder when due; or

(b) any representation, warranty, certification or statement made or deemed made by the Seller in this Agreement, by FME KGaA or FMCH under the Parent Agreement, or by the Seller, FME KGaA, FMCH or any other Parent Group Member in any other Transaction Document to which it is a party or in any other document certificate or other writing delivered pursuant hereto or thereto, shall prove to have been incorrect in any material respect when made or deemed made; or

(c) the Seller shall default in the performance of any payment or undertaking (other than those covered by clause (a) above) to be performed or observed under

(i) Section 5.1(a)(iv); provided that, in the case of any failure to provide any such notice relating to a Potential Seller Default that shall have ceased to exist prior to the date such notice was required to have been given under Section 5.1(a)(iv), the failure to give such notice shall not constitute a Seller Default unless a senior officer of the Seller (including, the Treasurer, any Assistant Treasurer, General Counsel or any assistant or associate general counsel of the Seller) shall have known of the occurrence of such Potential Seller Default during such period; or

(ii) any of Sections 5.1(a)(v), 5.1 (a)(x), 5.1 (a)(ix), 5.1(b)(i), 5.1(f), 5.1(g), 5.1(h), 5.1(i), 5.1(k), 5.2(a), 5.2(c), 5.2(d), 5.2(e), 5.2(f), 5.2(g), 5.2(h) or 6.2; or

(iii) Section 5.1(b)(ii), and such default shall continue for 2 Business Days; or

(iv) any other provision hereof and such default in the case of this clause (iv) shall continue for ten (10) days;

(d) failure of the Seller, FME KGaA, FMCH or any Transferring Affiliate to pay when due any amounts due under any agreement to which any such Person is a party and under which any Indebtedness greater than $5,000,000 is governed; or the default by the Seller, FME KGaA, FMCH or any Transferring Affiliate in the performance of any term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness owing by the Seller, FME KGaA, FMCH or any Transferring Affiliate greater than $5,000,000 was created or is governed, regardless of whether such event is an “event of default” or “default” under any such agreement; or any Indebtedness owing by the Seller, FME KGaA, FMCH or any Transferring Affiliate greater than $5,000,000 shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment and other than in the case of an instrument stated to be payable on demand) prior to the date of maturity thereof; or

(e) any Event of Bankruptcy shall occur with respect to the Seller, any other Originating Entity, FME KGaA or FMCH; provided that, in the case of any Event of Bankruptcy relating to any Transferring Affiliate, such Event of Bankruptcy shall not constitute a Seller Default hereunder if at such time the “Percentage Factor” (as defined in the TAA) does not exceed the “Maximum Percentage Factor” (as defined in the TAA) after reducing the “Net Receivables Balance” (as defined in the TAA) by an amount equal to the aggregate Outstanding Balance of all Receivables otherwise included in the calculation of the Net Receivables Balance which either (i) have been originated by such Transferring Affiliate or (ii) are owing from any Obligor that shall have been directed to remit payments thereon to a Special Account that is a Special Account to which Obligors in respect of the Transferring Affiliate that is the subject of such Event of Bankruptcy shall have been directed to remit payments; or

(f) after giving effect to any Purchase hereunder, the Purchaser shall, for any reason, fail or cease to have all right, title and interest in and to all of the Receivables which are to be included in such Purchase, together with the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, subject only to the interests therein of the Agent, on behalf of the Conduit Investors and the Bank Investors; or

(g) the Transferring Affiliate Letter, the BMA Transfer Agreement or any other Transaction Document shall have terminated; or any material provision thereof shall cease for any reason to be valid and binding on any party thereto or any party shall so state in writing; or any party to any Transaction Document (other than the Purchaser, the Agent, any Conduit Investor or any Bank Investor) shall fail to perform any material term,

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provision or condition contained in any Transaction Document on its part to be performed or a default shall otherwise occur thereunder; or

(h) either FMCH or the Seller shall enter into any transaction or merger whereby it is not the surviving entity; or

(i) there shall have occurred any material adverse change in the operations of any of FMCH or the Seller since December 31, 1996 or any other Material Adverse Effect shall have occurred; or

(j) a default shall occur under the Parent Agreement; or the Parent Agreement shall for any reason terminate; or any material provision thereof shall cease to be valid and binding on any party thereto or any party thereto shall so state in writing; or

(k) (i) the Seller shall cease to own, free and clear of any Adverse Claim all of the outstanding shares of capital stock of the Transferor on a fully diluted basis; or (ii) FMCH shall cease to own, directly or indirectly, free and clear of any Adverse Claim (other than a pledge made pursuant to the FME KGaA Credit Facility and put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries), all of the outstanding shares of capital stock of any of the Originating Entities or the Collection Agent on a fully diluted basis; provided that FME KGaA may own directly or indirectly stock that is not Voting Stock in subsidiaries of FMCH; or (iii) FME KGaA shall cease to own, directly or indirectly, free and clear of any Adverse Claim (other than a pledge made pursuant to the FME KGaA Credit Facility and put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries), all of the Voting Stock of FMCH other than the preferred stock of FMCH outstanding as of the date hereof (which preferred stock outstanding as of the date hereof shall not represent more than 20% of the total Voting Stock of FMCH); or (iv) or a Change of Control (as defined under the TAA).

Section 7.2. Remedies. (a) Upon the occurrence of any Seller Default, the Purchaser shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, all of which rights shall be cumulative.

ARTICLE VIII

INDEMNIFICATION; EXPENSES

Section 8.1. Indemnities by the Seller. Without limiting any other rights which the Purchaser may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Purchaser and any successors and permitted assigns (including, without limitation, the Conduit Investors, the Bank Investors, the Agent, the Administrative Agents, the Collateral Agents, the Liquidity Providers and the Credit Support Providers) and their respective officers, directors and employees (collectively, “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees (which such attorneys may be employees of any Liquidity Provider, any Credit Support Provider, the Agent, any Administrative Agent, any Collateral Agent or the Purchaser, as applicable) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them in any action or proceeding between the Seller or any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by the Purchaser and its assigns of Receivables and Related Assets or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables. Without limiting the generality of the foregoing, the Seller shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i) any representation or warranty made by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) or any officers of any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) under or in connection with this Agreement, the Parent Agreement, the Transferring Affiliate Letter, the BMA Transfer Agreement, any of the other Transaction Documents, any Investor Report or any other information or report delivered by any Parent Group Member pursuant to or in connection with any Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made;

(ii) the failure by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) to comply with any applicable law, rule or regulation (including, without limitation, any

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CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation), including with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

(iii) the failure to vest and maintain vested in the Purchaser a first priority ownership interest in the Affected Assets free and clear of any Adverse Claim;

(iv) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Affected Assets;

(v) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

(vi) any failure of the Collection Agent (if a Parent Group Member or designee thereof) to perform its duties or obligations in accordance with the provisions of the TAA; or

(vii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable;

(viii) the transfer of an ownership interest in any Receivable other than an Eligible Receivable;

(ix) the failure by any Parent Group Member (individually or as Collection Agent) to comply with any term, provision or covenant contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its respective duties under the Contracts;

(x) the failure of any Originating Entity to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Receivables;

(xi) the commingling by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) of Collections of Receivables at any time with other funds;

(xii) any investigation, litigation or proceeding related to this Agreement, any of the other Transaction Documents, the use of proceeds of Transfers by the Seller or any other Originating Entity, the ownership of any Receivable, Related Security or Contract or any interest therein;

(xiii) the failure of any Special Account Bank or any Designated Account Agent to remit any amounts held by it pursuant to the instructions set forth in the applicable Special Account Letter, Intermediate Concentration Account Agreement or Concentration Account Agreement or any instruction of the Collection Agent, the Seller, any Originating Entity or the Agent (to the extent such Person is entitled to give such instructions in accordance with the terms of the Transaction Documents) whether by reason of the exercise of set-off rights or otherwise;

(xiv) any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Seller to qualify to do business or file any notice of business activity report or any similar report;

(xv) any failure of the Seller to give reasonably equivalent value to any Transferring Affiliate in consideration of the purchase by the Seller from such Transferring Affiliate of any Receivable, or any attempt by any Person to void, rescind or set-aside any such transfer or any transfer of any Receivable hereunder under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

(xvi) any action taken by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) in the enforcement or collection of any Receivable; provided, however, that if any Conduit Investor enters into agreements for the purchase of interests in receivables from one or more Other Transferors, such Conduit Investor shall allocate such Indemnified Amounts which are in connection with any applicable Liquidity Provider Agreement, Credit Support Agreement or the credit support furnished by any applicable Credit Support Provider to the Seller and each Other Transferor; and provided, further, that if such Indemnified Amounts are attributable to any Parent Group Member and not attributable to any Other Transferor, the Seller shall be solely liable for such Indemnified Amounts or if such Indemnified Amounts are

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attributable to Other Transferors and not attributable to any Parent Group Member, such Other Transferors shall be solely liable for such Indemnified Amounts;

(xvii) any reduction or extinguishment of, or any failure by any Obligor to pay (in whole or in part), any Receivable or any Related Security with respect thereto as a result of or on account of any violation of or prohibition under any law, rule or regulation now or hereafter in effect from time to time, including without limitation and CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation, or as a result of or on account of the entering of any judicial or regulatory order or agreement adversely affecting the Seller or any Parent Group Member; or

(xviii) any failure by the Seller or any Parent Group Member to maintain all governmental and other authorization and approvals necessary to render the services, or sell the merchandise, resulting in Receivables.

Section 8.2. Other Costs and Expenses. (a) The Seller agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Purchaser harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, the out-of-pocket expenses payable by the Purchaser under Section 8.4 of the TAA) or intangible, documentary or recording taxes incurred by or on behalf of the Purchaser or any other Indemnified Party (i) in connection with the negotiation, execution, delivery and preparation of this Agreement, the other Transaction Documents and any documents or instruments delivered pursuant hereto and thereto and the transactions contemplated hereby or thereby (including, without limitation, the perfection or protection of the Purchaser’s ownership of Receivables and Related Assets with respect thereto) and (ii) from time to time (a) relating to any amendments, waivers or consents under this Agreement and the other Transaction Documents, (b) arising in connection with the Purchaser’s enforcement or preservation of rights (including, without limitation, the perfection and protection of the transfers of Receivables and Related Assets under this Agreement), or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement or any of the other Transaction Documents.

(b) If the Seller fails to perform any of its agreements or obligations under this Agreement, following expiration of any applicable cure period, the Purchaser (or any assignee thereof) may (but shall not be required to) perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser (or any such assignee) incurred in connection therewith shall be payable by the Seller upon the Purchaser’s (or any such assignee’s) written demand therefor.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Term of Agreement. This Agreement shall terminate on the date after the Collection Date on which (i) no further Purchases are to be made hereunder, (ii) the aggregate Outstanding Balance of Receivables conveyed to the Purchaser hereunder has been reduced to zero or written off in accordance with the Credit and Collection Policy and (iii) the Seller has paid the Purchaser all indemnities, adjustments and other amounts which may be owed to the Purchaser hereunder; provided, however, that (x) the rights and remedies of the Purchaser with respect to any representation and warranty made or deemed to be made by the Seller pursuant to this Agreement, (y) the indemnification and payment provisions of Article VII, and (z) the agreements set forth in Section 9.9 hereof, shall be continuing and shall survive any termination of this Agreement.

Section 9.2. Waivers; Amendments. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. No provision of this Agreement or the Subordinated Note may be amended, supplemented, modified or waived except in writing by the Seller, the Purchaser, the Agent and each Administrative Agent. It is expressly understood and acknowledged that the prior written consent of the Agent shall be required in order for the Purchaser to grant a consent, authorization or approval requested by the Seller hereunder, or for the Purchaser to agree to any amendment, waiver or other modification to the terms or conditions of this Agreement.

Section 9.3. Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy when such telecopy is transmitted to the telecopy number specified in this Section 9.3 and confirmation is received, (ii) if given by mail 3 Business Days following such posting, postage prepaid, U.S. certified

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or registered, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 9.3.

If to the Purchaser:

NMC Funding Corporation
920 Winter Street
Waltham, MA 02451
Telephone: (781) 699-2668
Telecopy: (781) 699-9756
Attn: Mark Fawcett
Payment Information:
Chase Manhattan Bank, N.A.
ABA 021-000-021
Account 323-0-76823

If to the Seller:

National Medical Care, Inc.
920 Winter Street
Waltham, MA 02451
Telephone: (781) 699-2668
Telecopy: (781) 699-9756
Attn: Mark Fawcett
Payment Information:
Chase Manhattan Bank, N.A.
ABA 021-000-021
Account 323-0-76823

Section 9.4. Governing Law; Submission to Jurisdiction; Integration.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE SELLER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The Seller hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.4 shall affect the right of the Purchaser to bring any action or proceeding against the Seller or any of its properties in the courts of other jurisdictions.

(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

(c) This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

(d) The Seller hereby appoints Arent Fox LLP, located at 1675 Broadway, New York, New York 10019, as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such Person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State Court sitting in the City of New York by the Purchaser or any of its assignees.

Section 9.5. Severability; Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Section 9.6. Successors and Assigns. This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Seller may not assign any of its rights or delegate any of its duties hereunder or under any of the other Transaction Documents to which it is a party without the prior written consent of each of the Purchaser and the Agent. The Purchaser may assign at any time any or all of its rights and obligations hereunder and interests herein to any other Person without the consent of the Seller. Without limiting the foregoing, the Seller acknowledges that the Purchaser, pursuant to the TAA, shall assign to the Agent, on behalf of the Conduit Investors or the Bank Investors, as the case may be, all of its rights, remedies, powers and privileges hereunder and that each of the Agent, the Conduit Investors and such Bank Investors may further assign such rights, remedies, powers and privileges to the extent permitted in the TAA. The Seller agrees that the Agent, as the assignee of the Purchaser, shall, subject to the terms of the TAA, have the right to enforce this Agreement and to exercise directly all of the Purchaser’s rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of the Purchaser to be given or withheld hereunder) and the Seller agrees to cooperate fully with the Agent in the exercise of such rights and remedies. The Seller further agrees to give to the Agent copies of all notices, reports and other documents it is required to give to the Purchaser hereunder and to permit the Agent the rights of inspection and audit granted to the Purchaser hereunder. In addition, the Seller agrees that to the extent the Purchaser is herein permitted to take any action or to provide any information or report, the Agent may similarly so direct and require (with or without the concurrence of the Purchaser) the Seller to take such action or to provide such information or report.

Section 9.7. Waiver of Confidentiality. The Seller hereby consents to the disclosure of any non-public information with respect to it received by the Purchaser, any Conduit Investor, the Agent, any Bank Investor or any Administrative Agent to any of the Purchaser, any Conduit Investor, the Agent, any nationally recognized rating agency rating any Conduit Investor’s Commercial Paper, any Administrative Agent, any Collateral Agent, any Bank Investor or potential Bank Investor, any Liquidity Provider or any Credit Support Provider in relation to this Agreement or the TAA.

Section 9.8. Confidentiality Agreement. The Seller hereby agrees that it will not disclose, and will cause each Parent Group Member to refrain from disclosing, the contents of this Agreement or any other proprietary or confidential information of the Purchaser, any Conduit Investor, the Agent, any Administrative Agent, any Collateral Agent, any Liquidity Provider or any Bank Investor to any other Person except (i) its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognized rating agency provided such auditors, attorneys, employees financial advisors or rating agencies are informed of the highly confidential nature of such information or (ii) following notice thereof to the Agent, as otherwise required by applicable law (including the federal securities laws) or order of a court of competent jurisdiction.

Section 9.9. Bankruptcy Petitions. (a) The Seller hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of any Conduit Investor, it will not, and the Seller will cause each Parent Group Member to not, institute against, or join any other Person in instituting against, any Conduit Investor, any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

(b) The Seller hereby covenants and agrees that, prior to the date which is one year and one day after this Agreement shall have terminated in accordance with its terms, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States

Section 9.10. Purchase Termination. The Seller’s obligation to sell, transfer, assigns and otherwise convey Receivables and Related Assets to the Purchaser hereunder may be terminated at any time by the Seller by giving written notice thereof to Purchaser and the Agent of the Seller’s election to discontinue Purchases hereunder, in which event the Purchase Termination Date (as defined in the TAA) shall thereafter occur on the date specified therefor by the Seller in such notice, but in any event not less than 60 days after the Agent’s receipt of such notice.

Section 9.11. Subordination. The Seller agrees that any indebtedness, obligation or claim, it may from time to time hold or otherwise have (including, without limitation any obligation or claim arising in connection with the Revolving Loans) against the Purchaser or any assets or properties of the Purchaser, whether arising hereunder or otherwise existing, shall be subordinate in right of payment to the prior payment in full of any indebtedness or obligation of the Purchaser owing to the Agent, any Administrative Agent, any Conduit Investor or any Bank Investor under the TAA. The subordination provision contained herein is for the direct benefit of, and may be enforced by, the Agent, any Administrative Agent, any Conduit Investor, any Bank Investor and/or any of their respective assignees under the TAA.

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Section 9.12. Characterization of the Transactions Contemplated by the Agreement. It is the intention of the parties that each Purchase hereunder shall constitute a sale of such Receivables, together with the Related Assets with respect thereto, from the Seller to the Purchaser, conveying good title thereto free and clear of any Adverse Claims, and that such Receivables and Related Assets not be part of the Seller’s estate in the event of an insolvency. If, notwithstanding the foregoing, the transactions contemplated hereby should be deemed a financing, the parties intend that the Seller shall be deemed to have granted to the Purchaser, and the Seller hereby grants to the Purchaser, a first priority perfected and continuing security interest in all of the Seller’s right, title and interest in, to and under the Receivables, together with the Related Assets with respect thereto, and together with all of the Seller’s rights under the Transferring Affiliate Letter, the BMA Transfer Agreement and all other Transaction Documents with respect to the Receivables and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables, and that this Agreement shall constitute a security agreement under applicable law. The Seller hereby assigns to the Purchaser all of its rights and remedies under the Transferring Affiliate Letter and the BMA Transfer Agreement (and all instruments, documents and agreements executed in connection therewith) with respect to the Receivables and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Receivables Purchase Agreement as of the date first written above.

NMC FUNDING CORPORATION,
as Purchaser

By:	/s/ Mark Fawcett

Name: Mark Fawcett Title: Vice President and Treasurer

NATIONAL MEDICAL CARE, INC.,
as Seller

By:	/s/ Mark Fawcett

Name: Mark Fawcett Title: Vice President and Treasurer

Signature Page to Amended and Restated Receivables Purchase Agreement
dated as of October 16, 2008

28

Exhibit 10.1
EXECUTION COPY

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
between
NATIONAL MEDICAL CARE, INC.
as Seller
and
NMC FUNDING CORPORATION
as Purchaser
Dated as of October 16, 2008

Exhibit A

EXHIBIT A
to
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
FORMS OF CONTRACTS

SUPPLY AGREEMENT BETWEEN FRESENIUS USA MARKETING, INC. & «COMPANY»

This Agreement, dated «Date», is made by and between Fresenius USA Marketing, Inc., a Delaware corporation (“FUSA”) with its principal office located at 920 Winter Street, Waltham, Massachusetts 02451–1457; and «Company», a «State» corporation, with its principal office located at «Address», «City», «State» «Zip» (“PURCHASER”).

Definitions:  The following definitions apply within this Supply Agreement. PRODUCT(S) shall mean EQUIPMENT and DISPOSABLES. DISPOSABLES shall mean any hemodialysis or peritoneal dialysis product other than EQUIPMENT. EQUIPMENT shall mean hemodialysis machines, peritoneal dialysis cyclers, and other related equipment.

Section 1.0  Purchase Commitment; Pricing; Payment Terms

1.1 The Attachments, Schedules, and Exhibits listed below are incorporated herein as though part of this Agreement.

1.2	Attachment 1.0 — Order/Delivery Policy Attachment 2.0 — Volume Commitments Attachment 3.0 — Rebates

1.3	Schedule A — Peritoneal Dialysis, Specific Terms Schedule B — Hemodialysis Equipment, Specific Terms

1.4	Exhibit 1 — Hemodialysis Disposables Pricing, Dialyzers
Exhibit 2 — Hemodialysis Disposables Pricing, Bloodlines and Fistula Needles
Exhibit 3 — Hemodialysis Disposables Pricing, Concentrate
Exhibit 4 — Hemodialysis Disposables Pricing, Saline (Not Applicable)
Exhibit 5 — Peritoneal Dialysis Products Pricing
Exhibit 6 — Hemodialysis Equipment Pricing
Exhibit 7 — Miscellaneous Products Pricing

1.5 Subject to the terms and conditions set forth in this Agreement and on the Attachments, Schedules, and Exhibits attached hereto, FUSA agrees to sell to PURCHASER, and PURCHASER agrees to purchase from FUSA at the commitment levels and prices noted herein, the PRODUCT(S) referenced herein.

1.6 The price which PURCHASER shall pay for the PRODUCT(S) shall be as indicated on the Exhibits. Such prices are exclusive of any applicable state and local sales tax, which if applicable, shall be paid by PURCHASER. At any time after the [*] of the EFFECTIVE DATE of this Agreement, FUSA may [*] listed on the attached EXHIBITS at a [*], provided that such [*]. For purposes of this Agreement, CONTRACT YEAR shall mean the period of time from the EFFECTIVE DATE to the first anniversary thereof and thereafter from anniversary date to next such anniversary date. EFFECTIVE DATE shall mean the date the Agreement is countersigned and deemed accepted by FUSA.

1.7 Payment terms shall be Net [*] Days from the date of FUSA’S invoice. Invoices that are not paid pursuant to the terms of this Agreement may be subject to a late payment charge of [*] percent ([*]%) per month. Additionally, FUSA, in addition to all other rights available to it, reserves the right to require payment in advance of shipment in the event that PURCHASER is delinquent in its payment for past purchases. To the extent that the Agreement provides for rebate or discounts, [*].

1.8 Drug and Service State Licensing Requirements: PURCHASER agrees to obtain and maintain all state-mandated licenses and/or permits required for the purpose of purchase, use, and distribution of FUSA PRODUCT(S). PURCHASER shall provide all applicable license and permit information to FUSA upon request.

1.9 Tax Exempt Status: A PURCHASER that is exempt from taxation is required to provide appropriate certification to FUSA’S Finance Department. PURCHASER shall enclose a copy of its tax exemption certificate with the executed Agreement, if applicable.

1.10 PRODUCT(S) sold under this Agreement are exclusively for use in [*] facilities and for the [*] of those facilities. PURCHASER may not distribute, resell, or otherwise transfer to any third party any PRODUCT(S)

purchased from FUSA under this Agreement. Any such transfer shall be a material breach of this Agreement and shall permit FUSA to terminate this Agreement pursuant to Section 2.2.

1.11 PRODUCT(S) sold herein is/are not for resale.

1.12 Upon acceptance of this Agreement, a mutually agreed upon forecast of [*] requirements may be established to assist with production planning.

Section 2.0  Term and Termination

2.1 Unless earlier terminated pursuant to Section 2.2 below, this Agreement shall be for a term of [*], commencing on the EFFECTIVE DATE.

2.2 If either party fails to meet any of its material obligations or otherwise materially breaches this Agreement, the other party may, at its option, terminate this Agreement and any other Agreement between FUSA and PURCHASER with [*] written notice, if the failure to meet the obligation or cure the breach of either party is unable to be remedied in that timeframe.

Section 3.0  Discounts; Disclosure

3.1 Prices invoiced for the goods purchased reflect any negotiated discounts, and rebates may apply to purchases. Any discounts, rebates or deductions from FUSA’S list price or other concessions received by PURCHASER from FUSA are “Discounts or Other Reductions in Price” under 42 U.S.C. § 1320a-7b(b)(3)(A). The parties shall comply with all laws and regulations (including 42 C.F.R. 1001.952(h)) regarding reporting of any discount, rebate, or other concession in the fiscal year of the PURCHASER in which it was earned or the year after, and report any discount, rebate, or other concession, consistent with applicable rules. FUSA shall provide additional information requested by the applicable Medicare or state health care program to assist PURCHASER in meeting its reporting requirement.

3.2 PURCHASER acknowledges and represents that PRODUCT(S) purchased under this Agreement shall not be utilized for [*]. Upon request PURCHASER shall provide FUSA with an annual certification of its adherence to this requirement.

3.3 PURCHASER agrees that [*] for all purchases made through a [*].

Section 4.0  Order/Delivery Policy

4.1 PURCHASER agrees to abide by the Order/Delivery Policy described on Attachment 1.0.

4.2 All orders shall be subject to the terms and conditions of this Agreement and shall not be subject to the terms, conditions, or provisions of any order confirmation, except to the extent that such confirmation specifies quantities.

Section 5.0  Return Goods Policy

5.1 Due to the nature of FUSA’S PRODUCTS, the contents are subject to damage in transit to PURCHASER. All orders must be counted and inspected for damage prior to acceptance of delivery from the carrier. Any exception should be noted on PURCHASER’S copy of the carrier’s freight bill, and the driver must countersign the freight bill. Exceptions must be reported within [*] to the designated Customer Service representative in order to receive all authorized credits.

5.2 All returns must be arranged through FUSA’S Customer Service Department. Purchaser must ensure that Products are packed for shipment. All PRODUCTS returned to FUSA must have a Returned Goods Authorization (RGA) number. Any PRODUCT returned to FUSA without a corresponding RGA number shall not be credited.

5.3 DISPOSABLES

5.3a This policy applies to all DISPOSABLES originally delivered to [*] unless otherwise indicated. DISPOSABLES must be returned in the original, unopened carton.

5.3b DISPOSABLES that have not been stored in a sanitary manner or in accordance with PRODUCT(S) storage statements cannot be returned or credited. Verification of proper storage may be required for credit.

5.3c DISPOSABLES provided [*], but are still subject to the terms of this Agreement.

5.3d Prior notification and approval by FUSA is required to return any DISPOSABLES. Credit shall not be issued without prior notification of the return and unless returned in accordance with this Section 5.0. Approval to return DISPOSABLES does not guarantee credit. FUSA does not assume liability for DISPOSABLES returned without prior notification.

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5.3e All DISPOSABLES returned to FUSA may be subject to a restocking fee of [*] per [*]. The only exception to the restocking fee is DISPOSABLES shipped in error by FUSA, provided the PURCHASER reports the error within [*] of delivery.

5.3f All returns must be arranged through FUSA’S Customer Service department. PURCHASER must ensure that DISPOSABLES are packed for shipping.

5.3g DISPOSABLES shipped in error by FUSA must be reported within [*] and returned within [*] of shipment to receive [*] percent ([*]%) credit.

5.3h DISPOSABLES ordered in error by PURCHASER must be reported within [*] and returned within [*] of shipment to receive [*] percent ([*]%) credit, with the exception of [*] returned from [*] (which may not be returned for credit). All such returns must be arranged through FUSA’S Customer Service department, and PURCHASER is fully responsible for all associated costs.

5.3i DISPOSABLES returned after [*] of shipment but within [*] of shipment shall be considered EXCESS STOCK. Return of EXCESS STOCK must be arranged through FUSA’S Customer Service department, and PURCHASER is fully responsible for all associated costs. DISPOSABLES returned after [*] from shipment are not eligible for credit.

5.3j EXCESS STOCK shall be eligible for return or credit under the following circumstances:

a) EXCESS STOCK with less than [*] remaining to expiration may not be returned for credit.

b) EXCESS STOCK returned from a [*] shall be credited at [*] percent ([*]%). EXCESS STOCK returned from [*], with the exception of [*] (which may not be returned for credit) shall be credited at [*] percent ([*]%) only in the instances of death, transplantation, or permanent return to center.

5.4 EQUIPMENT

5.4a Purchased EQUIPMENT is not returnable unless [*]. Leased, rental, trade-in, and/or evaluation equipment may be returned as governed by the terms of the applicable Agreement.

5.4b All EQUIPMENT returns are at PURCHASER’S expense, and EQUIPMENT must be in the same condition as when delivered to PURCHASER, normal wear and tear excepted. PURCHASER shall deliver the EQUIPMENT to such place or on board such carrier, packed for shipping, as FUSA may specify. PURCHASER is fully responsible for return of EQUIPMENT including all associated charges with the exception of return due to equipment shipped in error by FUSA. PURCHASER shall give FUSA prior written notice that it is returning EQUIPMENT. Any/all credits are subject to final credit approval.

5.4c Due to the nature of FUSA’S PRODUCTS, the contents are subject to damage in transit to PURCHASER. All orders must be counted and inspected for damage prior to acceptance of delivery from the carrier. Any exception should be noted on PURCHASER’S copy of the carrier’s freight bill, and the driver must countersign the freight bill. Exceptions must be reported within [*] to the designated Customer Service representative in order to receive all authorized credits.

5.4d Exchangeable parts must be returned to FUSA within [*] of purchase date to receive proper credit. Parts must be repairable and/or reusable. An RGA number must be requested at the time of the purchase or within [*] of the purchase. Parts returned after ninety (90) days shall not be credited, and the associated RGA form shall be canceled. Return freight charges are the responsibility of PURCHASER.

5.4e Warranty Parts: Defective parts must be returned to FUSA within [*] of PURCHASER’S receipt of replacement part to receive proper credit. To place an order for a replacement part under parts warranty, PURCHASER must supply the serial number of the machine, purchase order number, invoice number, or order number under which the part was originally purchased at the time the order is placed. An RGA shall be issued at the time the order is placed for the defective part. If the defective part is not returned [*] from the date of the RGA, PURCHASER agrees to pay for the replaced part at [*]. Returned parts that are not actually under warranty, based on the manufacture date, shall also be invoiced at [*]. All warranties in this Agreement shall be construed to comply with the Warranty Safe Harbor found at 42 C.F.R. 1001.952(g) for reporting purposes.

5.4f Each part returned to FUSA must have a corresponding Material Travel Tag completed and attached securely to the part. If either the Material Travel Tag or the RGA form is not enclosed with the replacement part(s), PURCHASER must contact the Parts Customer Service Department to obtain the RGA number to be recorded on the Material Traveler Tag.

3

5.4g Spare parts ordered by PURCHASER may be subject to a restocking fee of [*] percent ([*]%). Return freight charges are the responsibility of PURCHASER. PURCHASER must request an RGA to return items.

Section 6.0  FUSA Performance

6.1 FUSA shall use commercially reasonable efforts to fill orders, but FUSA shall not be liable for non-performance or delays caused by a supply shortage of raw materials, manufacturing problems, delivery or labor problems, acts of regulatory agencies, discontinuation of a product line, Acts of God, or causes beyond its control. PURCHASER agrees that in such events, FUSA may [*].

Section 7.0  Warranty

7.1 FUSA warrants that the PRODUCT(S) manufactured by Fresenius Medical Care North America, when used in accordance with the [*]. The applicable manufacturer under the manufacturer’s warranty will cover PRODUCTS not manufactured by Fresenius Medical Care North America, and FUSA provides no warranty for PRODUCTS not manufactured by Fresenius Medical Care North America.

7.2 The Warranty does not apply to any PRODUCT that is misused, abused, neglected, tampered with or damaged by accident, flood, fire or other hazard. If the PRODUCT(S) is not used in accordance with manufacturer’s instructions, the product warranties are void and of no effect. There are no other express or implied warranties, including any warranty of merchantability or fitness for a particular purpose. FUSA shall not be liable for [*].

7.3 All warranties in this Agreement shall be construed to comply with the [*].

7.4 THE WARRANTY IN THIS SECTION 7 SHALL BE IN LIEU OF ANY OTHER WARRANTY EXPRESSED, OR IMPLIED OR STATUTORY, RESPECTING PRODUCTS, AND FUSA MAKES NO IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE PURCHASER’S SOLE AND EXCLUSIVE REMEDY IN CONTRACT, TORT OR UNDER ANY OTHER THEORY AGAINST FRESENIUS MEDICAL CARE NORTH AMERICA PRODUCTS AND THEIR USE SHALL BE THE [*] AND NO OTHER REMEDY (INCLUDING, WITHOUT LIMITATION, CONSEQUENTIAL AND INCIDENTAL DAMAGES) SHALL BE AVAILABLE TO PURCHASER. FUSA SHALL HAVE NO FURTHER OBLIGATION OR LIABILITY WITH RESPECT TO THE PRODUCTS, PARTS OR ITS SALE, OPERATION AND USE, AND PURCHASER NEITHER ASSUMES, NOR AUTHORIZES THE ASSUMPTION OF, ANY OBLIGATION OR LIABILITY IN CONNECTION WITH SUCH PRODUCTS.

7.5 EQUIPMENT

7.5a FUSA warrants to PURCHASER that EQUIPMENT delivered is free from defects in material or workmanship for the periods [*], provided the EQUIPMENT is used and maintained in accordance with the manufacturer’s operating instructions. Parts installed which have been purchased from vendors other than FUSA shall void all applicable warranties.

7.5b The Warranty does not apply to any equipment that is misused, abused, neglected, tampered with, damaged by accident, flood, water, fire or other hazard, subjected to abnormal or unusual electrical or fluid stress, improperly installed or operated, or not maintained in accordance with the routine maintenance schedule set forth in the Operator’s and Technician’s manual for the equipment. [*] is not covered under the Warranty. Warranty does not provide [*] during the period that PURCHASER’S equipment is inoperative.

7.5c FUSA shall [*], any parts subject to this warranty that are proven defective in materials or workmanship. Such [*] shall be made [*] PURCHASER and FUSA reserves the right to determine the [*] at which the [*].

7.5d Warranty Parts: Defective parts must be returned to FUSA within [*] of PURCHASER’S receipt of replacement part to receive proper credit. To place an order for a replacement part under parts warranty, PURCHASER must supply the serial number of the machine, purchase order number, invoice number, or order number under which the part was originally purchased at the time the order is placed. An RGA shall be issued at the time the order is placed for the defective part. If the defective part is not returned within [*] from the date of the RGA, PURCHASER agrees to pay for the replaced part at [*]. Returned parts that are not actually under warranty, based on the manufacture date, shall also be invoiced at [*].

Section 8.0  Confidentiality

8.1 All information in this Agreement relating to [*] is confidential and, except as provided in Section 3.0, PURCHASER shall not disclose any such information to any third party without FUSA’S prior written consent.

4

Section 9.0  General Provisions

9.1 This Agreement contains the entire Agreement between FUSA and PURCHASER and supersedes all prior understandings or Agreements of the parties, whether written or oral. No modification of, nor amendment to, this Agreement shall be effective unless in writing and signed by FUSA and PURCHASER. The Attachments, Schedules, and Exhibits attached are incorporated herein.

9.2 The rights and obligations of the parties shall inure to the benefit of, and shall be binding upon the parties hereto and their respective successors and assigns, provided that neither party shall assign its rights and obligations hereunder without the prior written consent of the other. The sale or transfer of substantially all of the assets of PURCHASER, the sale or transfer of more than fifty percent (50%) of the outstanding stock of PURCHASER, and the merger of PURCHASER into another entity constitute an assignment for which this section applies. PURCHASER expressly acknowledges that any assignment to entities controlled by, controlling, or under common ownership with FUSA or originating out of any merger or consolidation of FUSA shall not require the consent of PURCHASER.

9.3 Either party may terminate this Agreement, effective immediately with written notice if: The other shall file for bankruptcy, or shall be adjudicated bankrupt, or shall take advantage of any applicable insolvency law, or shall make an assignment for the benefit of creditors, or shall be dissolved, or shall have a receiver appointed for its property.

9.4 This Agreement is deemed to be executed in, shall be governed by and construed according to the laws of the Commonwealth of Massachusetts without reference to conflict of law principles. Each party agrees to submit to the jurisdiction of the courts of Massachusetts for the purpose of resolving any dispute hereunder. If particular portions of this Agreement are ruled unenforceable, such portions shall be deemed modified to the extent necessary to render such portions enforceable and to preserve to the fullest extent permissible the intent and agreement of the parties herein set forth. In the event that any future changes in federal or state law or regulations applicable to the performance of the Agreement shall, in the reasonable opinion of legal counsel for either party, make any portion of this Agreement invalid or illegal, either party may terminate this Agreement upon thirty (30) days written notice to the other, if within said thirty (30)-day period the parties are not able to agree on a mutually acceptable addendum to the Agreement.

9.5 FUSA’S failure to insist on performance of any of the terms or conditions herein, or to exercise any right, or privilege, or FUSA’S waiver of any breach hereunder shall not thereafter waive any other term, condition, right, or privilege.

9.6 Upon request, PURCHASER shall supply the following [*]: Complete [*] and [*].

9.7 Any notice required to be given under this Agreement shall be given by certified mail, return receipt requested, postage prepaid, or by nationally recognized overnight courier service, to the appropriate party at its address first set forth above or to any other address subsequently provided. A required copy of any notice to FUSA should be sent to the Law Department/RTG, Fresenius Medical Care North America, 920 Winter Street, Waltham, Massachusetts 02451–1457.

FUSA shall notify PURCHASER of the EFFECTIVE DATE of this Agreement.

PURCHASER does           does not have           tax-exempt status (NOTE: Tax Exempt certificate must be included with signed Agreement if applicable).

PURCHASER’S fiscal year is reported as          (REQUIRED).

5

IN WITNESS WHEREOF, the parties hereto have executed this Supply Agreement.

PURCHASER: «Company» «City», «State»		Fresenius USA Marketing, Inc. Waltham, Massachusetts

By:		By:

	(print name)		(print name)

	(print title)		(print title)

	(date)		(date)

6

ATTACHMENT 1.0

ORDER/DELIVERY POLICY

Section 1.0  Freight and Distribution

1.1 Published prices for [*] include [*] as long as the order is placed [*] prior to the scheduled delivery date. All [*] orders that are less than [*] may be subject to a [*]. Published prices for [*] do not include [*]. These [*] shall be arranged and billed separately.

1.2 All deliveries may be subject to shipping and/or other charges in accordance with the applicable provisions of FUSA’s Dialysis Products Catalog located at www.fmcna.com, and are subject to change with sixty (60) days notice.

1.3 PURCHASER is responsible for all [*] for all [*] when expedited order processing and delivery is required unless specifically provided in this Agreement in Sections 2.4 and 3.2 below.

1.4 All shipments are considered “contiguous USA only” unless otherwise mutually agreed to in writing by PURCHASER and FUSA.

1.5 All [*] shall be sold [*]. All other [*] sold hereunder shall be sold [*] as long as the [*] are delivered in accordance with the Order/Delivery Policy.

Section 2.0  Scheduled Deliveries

2.1 PURCHASER and FUSA shall develop a mutually agreeable delivery schedule, and PURCHASER’S delivery days will be set according to such schedule. Altering this delivery schedule represents an exception and may be discussed with the FUSA Sales representative and/or Customer Service, who shall review any proposed changes with Distribution prior to making changes.

2.2 All delivery frequencies and days shall be maintained in FUSA’s transaction management system to determine if an order represents a scheduled or unscheduled delivery. All home patients shall receive a calendar indicating their ordering days and scheduled delivery days. Units/clinics may request a calendar at any time.

2.3 All orders delivered on a scheduled delivery date which are placed with Customer Service no later than [*] prior to the scheduled delivery date are shipped [*]. Orders may be placed by telephone, by fax, or by U.S. Mail. All originators of faxed orders shall receive a faxed Sales Order Confirmation. Scheduled orders received or existing orders changed with less than [*] prior to the scheduled delivery date may be subject to a [*].

2.4 Should FUSA initiate a modification in delivery schedules due to route realignment, holiday shipping schedules, or pre-negotiated accelerated orders or special orders, PURCHASER shall not incur [*] for the shipment of these items, even if shipped commercially.

Section 3.0  Off-Schedule Deliveries

3.1 Orders requiring off-schedule delivery shall be shipped [*]. Commercially reasonable attempts shall be made to make the off-schedule delivery on the FUSA Fleet. [*] deliveries made on the FUSA Fleet may be subject to a freight charge.

3.2 All other off-schedule deliveries shall be shipped commercial carrier, [*], and all actual incurred freight charges shall be added to the invoice. Freight charges shall be [*] for any off-schedule delivery due to the following:

a) [*];

b) [*];

c) [*]; or

d) [*]. Every effort should be made to minimize the amount of additional product required until the next scheduled delivery date for the patient.

Section 4.0  Acute Hospital Freight Policies

4.1 Recognizing that acute hospitals have unique delivery and service requirements, they may select one of the following three (3) options regarding their deliveries:

a) FUSA and PURCHASER negotiate a mutually agreeable delivery frequency but not to exceed [*]. All shipments shall be [*].

7

b) Utilize a third-party distributor when delivery frequency greater than [*] is required. All fees with third-party distributor are at the PURCHASER’S expense.

c) Orders placed and shipped as requested by the account with no pre-determined delivery schedule or frequency. All shipments shall be [*]. If the delivery can be made on the FUSA Fleet, the account may be subject to a delivery fee. If the delivery cannot be made on the FUSA Fleet, a common carrier shall be used, and all commercial carrier charges shall be invoiced to PURCHASER.

Section 5.0  Receipt and Verification

5.1 All deliveries must be verified within [*] from receipt in order to receive credit for shortages or to have PRODUCT(S) replaced without incurring delivery charges. After the [*] period, standard return goods policies are in effect. It is incumbent upon the clinic and patients to verify their deliveries to ensure that all items ordered and shipped are received.

Section 6.0  Proof of Shipment

6.1 The FUSA invoice and packing list must be retained as proof of delivery. Subject to availability and within [*] following the date of shipment, requests for additional documentation of delivery (i.e., carrier delivery logs) may be subject to a service charge.

8

ATTACHMENT 2.0

VOLUME COMMITMENTS

Section 1.0  The general terms and conditions for purchases of [*] are described in the Supply Agreement.

1.1 Compliance with minimum volume purchase commitments shall be calculated on [*]. [*] shall mean [*] for products contained herein [*].

1.2 PURCHASER shall purchase a minimum volume of [*] from FUSA in each [*] as follows:

a) Total [*] of [*] shall be at least $[*] per year.

b) Total [*] of [*] shall be at least $[*] per year.

c) Total [*] of [*], consisting of [*] shall be at least $[*] per year.

d) Total [*] of [*] shall be at least $[*] per year.

e) Total [*] of [*], including [*] shall be at least $[*] per year.

f) Total [*] of [*] shall be at least $[*] per year.

g) Total [*] of [*] shall be at least $[*] per year.

1.3 PURCHASER shall pay to FUSA an amount equal to [*].

1.4 Purchase commitments for [*] shall be measured [*], and a [*].

1.5 FUSA shall calculate the annual [*] and notify PURCHASER within [*] of the end of the [*], and payment of any amounts owing shall be due to FUSA within [*] of notice.

1.6 [*].

9

ATTACHMENT 3.0

REBATES

Section 1.0  The general terms and conditions for purchase of [*] are described in the Supply Agreement.

1.1 Rebate programs are subject to the following:

a) Unless specifically stated herein, rebates shall be [*].

b) Rebates are calculated based on [*]. [*] shall mean [*] for [*] contained herein [*].

c) Any rebate earned and not claimed by PURCHASER [*] shall be null and void.

d) In order to receive the rebates referenced in this Agreement, PURCHASER must [*], and PURCHASER must [*] under this Agreement.

Section 2.0  Non-Reuse Dialyzer Rebates

2.1 Dialyzer rebates shall be earned based on [*] of all non-reuse dialyzers. The earned rebate shall be a percentage, which shall be applied to the [*] of all non-reuse dialyzers purchased within the rebate period. Rebate periods shall commence on the [*] and shall thereafter coincide with the [*].

2.2 Earned rebates shall be processed by FUSA no later than [*] the rebate period.

2.3 The [*] required to earn a dialyzer rebate are as follows:

[*]	Rebate

$0 to $???	X%
$??? to $???	Y%
$??? +	Z%

Section 3.0  Hemodialysis Equipment Rebates

3.1 Equipment rebates shall be earned based on [*] of all hemodialysis machines. The earned rebate shall be an amount applied to the [*] of all hemodialysis machines purchased within the rebate period. Rebate periods shall commence on the [*] and shall thereafter coincide with the [*].

3.2 Earned rebates shall be processed by FUSA no later than [*] the rebate period.

3.3 The [*] required to earn an equipment rebate are as follows:

[*]	Rebate

0 to ?? [*]	No Rebate
?? to ?? [*]	$X
?? to ?? [*]	$X
More than ?? [*]	$X

Section 4.0  Peritoneal Dialysis Volume Rebates

4.1 Peritoneal dialysis rebates shall be earned based on [*] of all peritoneal dialysis solution PRODUCTS purchased within the [*]. The earned rebate shall be a percentage, which shall be applied to the [*] of all peritoneal dialysis solution PRODUCTS purchased within the rebate period. Rebate periods shall commence on the [*] and shall thereafter coincide with the [*].

4.2 Earned rebates shall be processed by FUSA no later than [*] the rebate period.

4.3 The [*] required to earn a peritoneal dialysis rebate are as follows:

[*]	Rebate

$0 to $??	No Rebate
$?? to $??	X%

Section 5.0  Peritoneal Dialysis [*] Rebates

5.1 Peritoneal dialysis [*] rebates shall be earned based on [*] of all peritoneal dialysis solution PRODUCTS purchased within the [*]. The earned rebate shall be an amount paid to PURCHASER and shall be utilized by PURCHASER for [*] purposes only. Documentation (e.g. [*]) shall be required of PURCHASER confirming that such rebate is being utilized for [*] purposes only.

5.2 Earned rebates shall be processed by FUSA no later than [*] the rebate period.

5.3 The [*] required to earn a peritoneal dialysis [*] rebate are as follows:

[*]	Rebate

$?? to $??	X%
$?? to $??	Y%

10

SCHEDULE A

PERITONEAL DIALYSIS PRODUCTS

Section 1.0  The general terms and conditions for purchases of peritoneal dialysis PRODUCT(S) are described in the Supply Agreement. Items specific to peritoneal dialysis are listed below.

Section 2.0  Added Value Provisions

2.1 FUSA shall provide [*], in appropriate quantities, [*].

Section 3.0  Cycler Shipping and Pickup

3.1 A [*] shipping charge of [*] shall apply to all rental cyclers.

3.2 A [*] pickup charge of [*] shall apply to all rental cyclers

Section 4.0  New and Retrained Patients

4.1 All new FUSA patients shall receive [*].

4.2 All retrained FUSA patients [*] shall receive [*].

Section 5.0  Damaged or Lost PD Cycler

5.1 PURCHASER shall assume the entire risk of loss of or damage to the Cycler.

5.2 If cycler is lost or damaged, PURCHASER will be invoiced a fee of [*] to cover the costs of such a loss.

5.3 If cycler is not returned according to the FUSA policy (located at www.fmcna.com) within [*], the fee shall be invoiced and be payable to FUSA immediately.

Section 6.0  PD Vacation Cyclers

6.1 If PURCHASER would like to order a cycler for delivery to an alternative location, a [*] will apply.

6.2 All applicable cycler delivery/shipping/pickup charges apply.

6.3 If the cycler is not returned within [*], the standard monthly rental fee (above) will be charged.

6.4 The damaged or lost cycler fee of [*] applies.

11

SCHEDULE A-l

PERITONEAL DIALYSIS PRODUCTS

Section 1.0  Training Supplies

1.1 Upon PURCHASER’s request FUSA shall provide, [*] as follows:

[*]

NOTE: [*]

12

SCHEDULE A-2

PERITONEAL DIALYSIS PRODUCTS

Section 1.0  Retraining Supplies

1.1 Upon PURCHASER’s request FUSA shall provide, [*] as follows:

[*]

NOTE: [*]

13

SCHEDULE B

HEMODIALYSIS EQUIPMENT

Section 1.0  The general terms and conditions for purchases of hemodialysis equipment are described in the Supply Agreement. Items specific to hemodialysis EQUIPMENT are listed below.

1.1 Upon acceptance of this Agreement, a mutually agreed upon [*] requirements may be established to assist with production planning.

Section 2.0  CRRT Requirements

2.1 CRRT Field Installation: The CRRT program requires 8.02 software or greater prior to installation. PURCHASER shall contact the Spare Parts department when ordering the CRRT to verify the requirements of the system.

2.2 CRRT Training:  FUSA shall provide [*] technical and clinical in-service required for the operation of CRRT. [*].

Section 3.0  Financing or Lease Arrangements

3.1 Financing or lease arrangements and related credit approvals must be in place prior to shipment and installation of the equipment. FUSA reserves the right to assign lease to leasing agency of FUSA’S choice.

Section 4.0  Installation

4.1 FUSA shall provide reasonably required on-site technical and clinical in-service required for installation and operation of the FUSA system. [*].

Section 5.0  Purchase Orders

5.1 Purchase orders received at the Waltham Office of FUSA shall be confirmed by fax within two (2) business days. If confirmation has not been received within [*], PURCHASER shall contact FUSA’S Hemodialysis Equipment Specialist at (800) 662-1237, Extension 4589, Fax Number (781) 699-9735.

Section 6.0  Orders Cancelled by PURCHASER

6.1 PURCHASER may cancel its order only upon written notice to FUSA and upon payment to FUSA of reasonable and proper cancellation charges prior to shipment and delivery of the equipment.

Section 7.0  Technical Training [*] Machines

7.1 [*], FUSA shall [*] a regularly-scheduled FUSA Level One technical training class held in Coppell (Dallas), Texas, or Chicago, Illinois. [*]. PURCHASER shall be responsible for [*] expenses associated with this technical training class (e.g., shuttle, meals).

14

DATE

NAME
TITLE
FACILITY
ADDRESS
CITY, ST ZIP

Dear ????:

Fresenius USA Marketing, Inc. is pleased to offer FACILITY the enclosed Agreement. Please sign and return the entire Agreement to the Contracts Management Department at the address below:

FUSA CONTRACTS DEPARTMENT
Fresenius USA Marketing, Inc. an affiliate of
Fresenius Medical Care North America
920 Winter Street, 4th Floor
Waltham, MA 02451-1457

The effective date of this Agreement will be the date it is accepted and signed by Fresenius USA Marketing, Inc’s corporate office in Waltham, Massachusetts. If this Agreement is not received and accepted by DATE, this Agreement will be considered withdrawn.

We, at Fresenius USA Marketing, Inc., offer our commitment to quality sales and service to FACILITY. If I may be of any assistance, please do not hesitate to contact me.

Sincerely,

SALES REP
Regional Sales Manager

/??

Enclosure

15

WARRANTY

Section 1.0  Warranty

1.1 FUSA warrants to Purchaser that EQUIPMENT delivered is free from defects in material or workmanship for the periods [*], provided the EQUIPMENT is used and maintained in accordance with the manufacturer’s operating instructions. Parts installed which have been purchased from vendors other than FUSA shall void all applicable warranties.

1.2 The Warranty does not apply to any equipment that is misused, abused, neglected, tampered with, damaged by accident, flood, water, fire or other hazard, subjected to abnormal or unusual electrical or fluid stress, improperly installed or operated, or not maintained in accordance with the routine maintenance schedule set forth in the Operator’s and Technician’s manual for the equipment. Periodic preventative maintenance required to maintain proper machine operation [*]. Warranty does not provide replacement [*] during the period that Purchaser’s equipment is inoperative.

1.3 FUSA shall [*], any parts subject to this warranty that are proven defective in materials or workmanship. Such [*] shall be made [*] to Purchaser and FUSA reserves the right to determine the [*] at which the [*].

1.4 All warranties in this Agreement shall be construed to comply with the [*].

1.5 THE WARRANTY IN THIS SECTION 1 SHALL BE IN LIEU OF ANY OTHER WARRANTY EXPRESSED, OR IMPLIED OR STATUTORY, RESPECTING PRODUCTS, AND FUSA MAKES NO IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE PURCHASER’S SOLE AND EXCLUSIVE REMEDY IN CONTRACT, TORT OR UNDER ANY OTHER THEORY AGAINST FUSA PRODUCTS AND THEIR USE SHALL BE THE [*] OF THE PRODUCTS AND NO OTHER REMEDY (INCLUDING, WITHOUT LIMITATION, CONSEQUENTIAL AND INCIDENTAL DAMAGES) SHALL BE AVAILABLE TO PURCHASER. FUSA SHALL HAVE NO FURTHER OBLIGATION OR LIABILITY WITH RESPECT TO THE PRODUCTS, PARTS OR ITS SALE, OPERATION AND USE, AND PURCHASER NEITHER ASSUMES, NOR AUTHORIZES THE ASSUMPTION OF, ANY OBLIGATION OR LIABILITY IN CONNECTION WITH SUCH PRODUCTS.

16

SCHEDULE B

HEMODIALYSIS EQUIPMENT

Section 1.0  The general terms and conditions for purchases of hemodialysis equipment are described in the Supply Agreement. Items specific to hemodialysis EQUIPMENT are listed below.

1.1 Upon acceptance of this Agreement, a mutually agreed upon [*] requirements may be established to assist with production planning.

Section 2.0  CRRT Requirements

2.1 CRRT Field Installation: The CRRT program requires 8.02 software or greater prior to installation. PURCHASER shall contact the Spare Parts department when ordering the CRRT to verify the requirements of the system.

2.2 CRRT Training: FUSA shall provide [*] technical and clinical in-service required for the operation of CRRT. [*].

Section 3.0  Financing or Lease Arrangements

3.1 Financing or lease arrangements and related credit approvals must be in place prior to shipment and installation of the equipment. FUSA reserves the right to assign lease to leasing agency of FUSA’S choice.

Section 4.0  Installation

4.1 FUSA shall provide reasonably required on-site technical and clinical in-service required for installation and operation of the FUSA system. [*].

Section 5.0  Purchase Orders

5.1 Purchase orders received at the Waltham Office of FUSA shall be confirmed by fax within two (2) business days. If confirmation has not been received within [*], PURCHASER shall contact FUSA’S Hemodialysis Equipment Specialist at (800) 662-1237, Extension 4589, Fax Number (781) 699-9735.

Section 6.0  Orders Cancelled by PURCHASER

6.1 PURCHASER may cancel its order only upon written notice to FUSA and upon payment to FUSA of reasonable and proper cancellation charges prior to shipment and delivery of the equipment.

Section 7.0  Technical Training [*] Machines

7.1 [*], FUSA shall [*] a regularly-scheduled FUSA Level One technical training class held in Coppell (Dallas), Texas, or Chicago, Illinois. [*]. PURCHASER shall be responsible for [*] expenses associated with this technical training class (e.g., shuttle, meals).

17

ATTACHMENT 1.0

ORDER/DELIVERY POLICY

Section 1.0  Freight and Distribution

1.1 Published prices for [*] include [*] as long as the order is placed [*] prior to the scheduled delivery date. All [*] orders that are less than [*] may be subject to a [*]. Published prices for [*] do not include [*]. These [*] shall be arranged and billed separately.

1.2 All deliveries may be subject to shipping and/or other charges in accordance with the applicable provisions of FUSA’s Dialysis Products Catalog located at www.fmcna.com, and are subject to change with sixty (60) days notice.

1.3 PURCHASER is responsible for all [*] for all [*] when expedited order processing and delivery is required unless specifically provided in this Agreement in Sections 2.4 and 3.2 below.

1.4 All shipments are considered “contiguous USA only” unless otherwise mutually agreed to in writing by PURCHASER and FUSA.

1.5 All [*] shall be sold [*]. All other [*] sold hereunder shall be sold [*] as long as the [*] are delivered in accordance with the Order/Delivery Policy.

Section 2.0  Scheduled Deliveries

2.1 PURCHASER and FUSA shall develop a mutually agreeable delivery schedule, and PURCHASER’S delivery days will be set according to such schedule. Altering this delivery schedule represents an exception and may be discussed with the FUSA Sales representative and/or Customer Service, who shall review any proposed changes with Distribution prior to making changes.

2.2 All delivery frequencies and days shall be maintained in FUSA’s transaction management system to determine if an order represents a scheduled or unscheduled delivery. All home patients shall receive a calendar indicating their ordering days and scheduled delivery days. Units/clinics may request a calendar at any time.

2.3 All orders delivered on a scheduled delivery date which are placed with Customer Service no later than [*] prior to the scheduled delivery date are shipped [*]. Orders may be placed by telephone, by fax, or by U.S. Mail. All originators of faxed orders shall receive a faxed Sales Order Confirmation. Scheduled orders received or existing orders changed with less than [*] prior to the scheduled delivery date may be subject to a [*].

2.4 Should FUSA initiate a modification in delivery schedules due to route realignment, holiday shipping schedules, or pre-negotiated accelerated orders or special orders, PURCHASER shall not incur [*] for the shipment of these items, even if shipped commercially.

Section 3.0  Off-Schedule Deliveries

3.1 Orders requiring off-schedule delivery shall be shipped [*]. Commercially reasonable attempts shall be made to make the off-schedule delivery on the FUSA Fleet. [*] deliveries made on the FUSA Fleet may be subject to a freight charge.

3.2 All other off-schedule deliveries shall be shipped commercial carrier, [*], and all actual incurred freight charges shall be added to the invoice. Freight charges shall be [*] for any off-schedule delivery due to the following:

a) [*];

b) [*];

c) [*]; or

d) [*]. Every effort should be made to minimize the amount of additional product required until the next scheduled delivery date for the patient.

Section 4.0  Acute Hospital Freight Policies

4.1 Recognizing that acute hospitals have unique delivery and service requirements, they may select one of the following three (3) options regarding their deliveries:

a) FUSA and PURCHASER negotiate a mutually agreeable delivery frequency but not to exceed [*]. All shipments shall be [*].

18

b) Utilize a third-party distributor when delivery frequency greater than [*] is required. All fees with third-party distributor are at the PURCHASER’S expense.

c) Orders placed and shipped as requested by the account with no pre-determined delivery schedule or frequency. All shipments shall be [*]. If the delivery can be made on the FUSA Fleet, the account may be subject to a delivery fee. If the delivery cannot be made on the FUSA Fleet, a common carrier shall be used, and all commercial carrier charges shall be invoiced to PURCHASER.

Section 5.0  Receipt and Verification

5.1 All deliveries must be verified within [*] from receipt in order to receive credit for shortages or to have PRODUCT(S) replaced without incurring delivery charges. After the [*] period, standard return goods policies are in effect. It is incumbent upon the clinic and patients to verify their deliveries to ensure that all items ordered and shipped are received.

Section 6.0  Proof of Shipment

6.1 The FUSA invoice and packing list must be retained as proof of delivery. Subject to availability and within [*] following the date of shipment, requests for additional documentation of delivery (i.e., carrier delivery logs) may be subject to a service charge.

19

SCHEDULE A

PERITONEAL DIALYSIS PRODUCTS

Section 1.0  The general terms and conditions for purchases of peritoneal dialysis PRODUCT(S) are described in the Supply Agreement. Items specific to peritoneal dialysis are listed below.

Section 2.0  Added Value Provisions

2.1 FUSA shall provide [*], in appropriate quantities, [*].

Section 3.0  Cycler Shipping and Pickup

3.1 A [*] shipping charge of [*] shall apply to all rental cyclers.

3.2 A [*] pickup charge of [*] shall apply to all rental cyclers

Section 4.0  New and Retrained Patients

4.1 All new FUSA patients shall receive [*].

4.2 All retrained FUSA patients [*] shall receive [*].

Section 5.0  Damaged or Lost PD Cycler

5.1 PURCHASER shall assume the entire risk of loss of or damage to the Cycler.

5.2 If cycler is lost or damaged, PURCHASER will be invoiced a fee of [*] to cover the costs of such a loss.

5.3 If cycler is not returned according to the FUSA policy (located at www.fmcna.com) within [*], the fee shall be invoiced and be payable to FUSA immediately.

Section 6.0  PD Vacation Cyclers

6.1 If PURCHASER would like to order a cycler for delivery to an alternative location, a [*] will apply.

6.2 Al applicable cycler delivery/shipping/pickup charges apply.

6.3 If the cycler is not returned within [*], the standard monthly rental fee (above) will be charged.

6.4 The damaged or lost cycler fee of [*] applies.

20

SCHEDULE A-l

PERITONEAL DIALYSIS PRODUCTS

Section 1.0  Training Supplies

1.1 Upon PURCHASER’S request FUSA shall provide, [*] as follows:

[*]

NOTE: [*]

21

SCHEDULE A-2

PERITONEAL DIALYSIS PRODUCTS

Section 1.0  Retraining Supplies

1.1 Upon PURCHASER’s request FUSA shall provide, [*] as follows:

[*]

NOTE: [*]

22

NEW ACCOUNT CREDIT APPLICATION FORM	EVERY ACCOUNT MUST HAVE THIS FORM

FULL LEGAL TRADE NAME:   TRADE TYPE:

ADDRESS:

CITY:   STATE:   ZIP:

TELEPHONE #:   FAX #:   FEDERAL TAX ID #:

Composition of Business (Check One)

☐  PROPRIETORSHIP          ☐  PARTNERSHIP    ☐  CORPORATION (STATE OF

OWNERS, PARTNERS OR OFFICERS

NAME:   RES. ADDRESS:

TELEPHONE #:   FAX#:   SOC.SEC.#:

NAME:   RES. ADDRESS:

TELEPHONE #:   FAX #:   SOC.SEC.#:

DATE BUSINESS STARTED:   UNDER PRESENT CONTROL SINCE

PRIOR BUSINESS EXPERIENCE OF PRINCIPAL(S)

BANK REFERENCES (Bank Account # needed for references request)

	NAME	CONTACT PERSON	ACCOUNT #	TEL # / FAX #
1.
2.
3.

TRADE REFERENCES

	NAME	CONTACT PERSON	ACCOUNT #	TEL # / FAX #
1.
2.
3.
4.

IS BUSINESS LISTED WITH ANY CREDIT REPORTING AGENCY?
SHOW NAMES(S), ADDRESS(ES) AND ACCOUNT #(S).

1.

2.

Credit Department
Fresenius Medical Core North America
Corporate Headquarters: 920 Winter Street, MA 02451-1457-Tel (781)-699-9000 / Fax (781)-699-9087

MORTGAGEE OR LANDLORD

NAME:   ADDRESS:   TEL #:

MONTHLY PAYMENT:

INSURANCE CO.

NAME:   ADDRESS:   TEL #:

AGENT NAME:   ADDRESS:   TEL #:

EXTENT OF COVERAGE:

** APPLICATION IS NOT COMPLETE WITHOUT [*]**

IF THIS IS A NEW BUSINESS — ATTACH AN [*].
IF THIS IS AN ONGOING BUSINESS — ATTACH THE [*].

APPLICATION’S SIGNATURE ATTESTS FINANCIAL RESPONSIBILITY, ABILITY AND WILLINGNESS TO PAY INVOICES IN ACCORDANCE WITH TERMS. SIGNATURE IS NECESSARY TO VALIDATE APPLICATION AND ALLOW CONSIDERATION TO PROCESS ORDERS.

PLEASE NOTE: IT IS OUR POLICY TO CHARGE INTEREST ON LATE PAYMENT OF INVOICES [*].

ADDITIONALLY: THE UNDERSIGNED SHALL BE RESPONSIBLE FOR ALL COLLECTION COSTS AND ATTORNEY’S FEES IN CONNECTION WITH ANY DELINQUENT AMOUNTS.

THE UNDERSIGNED ALSO AGREES TO PROVIDE CREDITOR UPDATED FINANCIAL INFORMATION ON REQUEST AND TO PROVIDE [*] TO CREDITOR AS A CONDITION OF THE CONTINUATION OF CREDIT.

THE INFORMATION IS GIVEN FOR THE PURPOSE OF OBTAINING CREDIT AND IS WARRANTED TO BE TRUE. I/WE HEREBY AUTHORIZE FRESENIUS MEDICAL CARE TO INVESTIGATE THE REFERENCES LISTED PERTAINING TO MY/OUR CREDIT AND FINANCIAL RESPONSIBILITY.

FIRM NAME:

BY:

PARTNER/OFFICER                    DATE

BY:

PARTNER/OFFICER                    DATE

Credit Department
Fresenius Medical Care North America
Corporate Headquarters: 920 Winter Street, MA 02451-1457-Tel (781)-699-9000 / Fax (781)-699-9087

Exhibit B

EXHIBIT B

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

CREDIT AND COLLECTION POLICIES AND PRACTICES

Procedure
Fresenius Medical Services
Patient Admissions and Readmissions

Purpose	The purpose of this document:
• Outlines the steps that the [*], Facility and Billing Group [*] staff completes upon referral of a prospective patient.
• Facilitates the admissions process for all patient admissions.
• Ensures that complete and accurate financial information is obtained.
• Outlines the process for ascertaining all avenues of full insurance coverage for patients who qualify.
Facility	Each facility must:
Responsibility
•     Be assigned to a [*] that will be responsible for coordinating the referral and facility placement process.
•     Assign someone as the Facility [*], who is responsible for:
•     Interviewing the patient
•     Assisting the patient in completing the required patient admission forms
•     Obtaining all necessary back-up documentation and required signatures.

The Facilities must utilize the approved forms documented in this procedure and in the [*]. The most current version of the [*] will be distributed by the [*] or be posted on the Intranet for Facilities not assigned to a [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]
Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	1 of 19
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services

Billing Group Responsibility	The Billing Group is responsible for verifying insurance and financially clearing the patient for admission.
Please Note:
• The Billing Group does not have the authority to accept or deny admission.
• The final decision concerning the admission of a patient, for financial reasons, is the responsibility of the [*]. This includes the approval of all patients with no insurance.
• All referrals for [*] patients must be approved by the [*], prior to accepting the patient.
The Billing Groups must utilize the approved forms documented in this procedure. The most current version of approved forms is posted on the Intranet.

Types of Patients	This procedure contains information generic to following types of patients: • In-Center • Acute Renal Failure • Home • Transient

Overview	The primary steps in this procedure are the following.

Description	See Page
Collecting Data At Referral	3
Verifying Insurance	5
Conducting the Admission Interview	9
Admitting the Patient	16
Documentation Retention	19

Note: It is always mandatory that the Facility [*] form and the Medicare Secondary Payer Questionnaire are completed, signed and transmitted via scan or fax to [*] at [*] upon patient signature, which should be prior to [*]. Billing cannot be performed until these completed forms are signed and sent to [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]
Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	2 of 19
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services
Collecting Data at Referral

Purpose	The [*] will determine if the patient can be accommodated at an FMCNA facility and begin the admission process.

Timing	Complete the steps in this financial procedure when the [*] notifies the Facility and Billing Group [*] that a new patient is being referred.

Indigent Waiver Acceptance	Indigent status approved by one FMCNA Facility should be honored by all other FMCNA facilities. A copy of the approved waiver should be retrieved from the [*] to determine if it is still in effect.

& Refer to the Indigent Waiver Policy for details.

Procedure	Follow the steps below to collect data once a referral is received. Note: For Home Patients this is normally done once notification of catheter placement is received.

Step	Who	Action
1	[*]	Obtains all demographic and insurance information from the referral source:
• [*]
• Physician
• Home Facility
• [*]. (See [*] for further details.)
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]
Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	3 of 19
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services
Collecting Data at Referral, continued

Step	Who	Action
2	[*]	Once the patient has been conditionally accepted by the [*] (see [*]):
• The [*] e-mails the Facility and the Billing Group [*] an [*] Form which contains all the referral information.
3	Facility [*]	Once notification of [*] and [*] date are received:
• Enter the patient into the appropriate system.
• Enter the demographic and employment information (patient and spouse / parent) from the [*] form.
• Insurance information is always entered by the Billing Group.
4	Facility [*]	The Facility [*] is to ensure:
• All completed forms and documentation acquired during the admission process are filed in the Medical Record or distributed according to the [*].
5	Billing Group [*]	Once the patient is entered into the system, enter the insurance information into the system.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]
Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	4 of 19
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services
Verifying Insurance

Purpose	The purpose is to:
• Determine if insurance coverage information received from the [*] is active and covers dialysis and related services.
• Determine if there are any pre-authorization / referral requirements.
• Determine if there are any coverage gaps.
• Establish which insurance is primary.
Responsibility	The Billing Group or [*] representative is responsible for:
• Verifying insurance.
• Reporting financial clearance back to the [*].
• If the Billing Group is unable to financially clear the patient due to gaps in coverage or missing information, this must be reported to the [*], who will refer the admission to the [*].
• If a [*] is required, refer to the [*] or [*], depending on your [*] policy.
Procedure	Verify the patient’s insurance coverage (s) following the steps below.

Step	Who	Action
1	Billing Group [*]	The [*] form, which contains patient referral information, will be received from the [*].
2	Billing Group [*]	Immediately upon receipt of the [*] form:
• Begin the verification of all insurance information.
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]
Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	5 of 19
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services
Verifying Insurance, continued

Step	Who	Action
2 cont’d	Billing Group [*]	FMCNA will not routinely contact employers to verify or re-verify insurance coverage or employment except in situations where there is a specific reason related to payment. Examples of situations where it is acceptable to contact employers are:
• During the preadmission or re-verification process, if you are required to answer questions [*] and or [*] on the [*] worksheet.
• If there is an [*].
• If the patients’ insurance plan is a [*].
• If the employer must be contacted for preauthorization or referral purposes (oftentimes if the insurance is through [*]).
Where FMCNA wants to contact employers to verify or re-verify insurance coverage or employment and there is not a clear cut payment “need,” then FMCNA will obtain an authorization from the patient. In these situations, the patient would be required to sign the FMCNA [*]. It would need to be clearly explained that the authorization is not required as a condition for treatment.
3	Billing Group [*]	Complete the Billing Group [*] Worksheet to determine which insurance is primary.
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]
Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	6 of 19
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services
Verifying Insurance, continued

Step	Who	Action
4	Billing Group [*]	On completion of Step 3:
• On page 3 of the Insurance Verification form, for Primary, Secondary and Tertiary insurance plans other than Medicare or Medicaid, enter the correct:
– [*] Code
– [*] Code
– [*] Code
– [*] Code
(& For coding information, see the [*].
5	[*]	Import the following forms into [*]:
• Insurance Verification Form
• [*]
• Billing Group [*] Worksheet
Importing of these forms into [*] signifies final approval of the verification and must be performed by the [*] (or Designee).
6	Billing Group [*]	Determine if any gaps in coverage exist based on the insurance verification and [*] determination.
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]
Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	7 of 19
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services
Verifying Insurance, continued

Step	Who	Action
7	Billing Group [*]	Make sure:
• To enter an [*] in the system with “Insurance Verification” as the subject.
• That the body of the note includes:
– each insurance
– the priority (primary / secondary)
– other important benefit information including but not limited to:
▪ Deductible
▪ out of pocket
▪ co-pay, referral / pre-authorization requirements
▪ benefit maximums
▪ [*] information
▪ filing limits
▪ EGHP Coordination Period information, if applicable (in MM this should also be entered into [*])
8	Billing Group [*]	Make sure to:
• Notify the [*] whether the patient is financially cleared.
• Complete the Insurance Verification Fax Coversheet.
• Fax or email the Insurance Verification Fax Coversheet to the [*] or [*] once notification of the facility is received.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]
Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	8 of 19
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services
Conducting the Admission Interview

Purpose / Responsibility	The [*] admission interview will be conducted by the Facility [*], or the [*] in the case of a home patient, and should accomplish the following:
• Complete and sign all forms
• Collect any additional information from the patient, such as insurance cards
• Answer all of the patient’s questions.
When Patient has Gaps in Coverage or Insurance Questions
•     In cases of less than [*]% coverage, the [*] or [*] will discuss the gaps in coverage and plans for closing gaps.
•     [*] will be provided as a contact to consult whenever:
•     patients are considering insurance coverage changes
•     if they have difficulty making premium or account balance payments.

Procedure	Conduct an interview with the patient and or family member following the guidelines below.
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]
Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	9 of 19
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Conducting the Admission Interview, continued

Step	Who	Action
1	Facility [*]	Review, complete and have the patient or legal guardian / Power of Attorney sign all required forms [*] to the patient’s [*].

Note: Only the patient or legal guardian / Power of Attorney / Healthcare Proxy, can sign the admission forms. Proof of guardianship / Power of Attorney / Healthcare Proxy must be provided. When there is no legal guardian / Power of Attorney / Healthcare Proxy in place and there are questions regarding the [*], contact your [*] who will [*], as, depending on the particular state, it may not be sufficient [*] signature [*].
The following forms are required to be signed by all patients [*] to the patient’s [*]:
Except as noted below, scan or fax to [*] upon signature.
•	[*] (pertinent to modality chosen)

•	[*] (pertinent to modality chosen) —

Not sent to [*].
•	FMCNA [*]

•	Facility [*]. (The [*] date entered on the form must be [*] the date of [*] at the Facility. The signature date must be the date the [*] is signed.)

•	[*]- Not sent to [*]. Instead fax to the [*] or [*]. Note on fax coversheet if this is a readmission. Facility will
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]

Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	10 of 19

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Conducting the Admission Interview, continued

Step	Who	Action
1 cont’d	Facility [*]	then attach copies of all insurance cards and forward to [*] along with original form.
•	MSP Questionnaire

Note: If you are able to obtain the MSPQ initiated by the [*] within the [*], this form can be utilized as long as the information is verified with the patient.

Home Patients Only:
•	ESRD Beneficiary Selection Form (HCFA 382) - Billing Group will enter the appropriate method selection into the [*] system.
•	FMCNA only provides Method 1 services for home patients, with the following exceptions:
•	Patients in [*] Facilities where the owner wishes to continue providing Method 2 support. Supplies are obtained through a non-FMCNA DME supplier.

•	Method 2 patients admitted due to an acquisition and who do not qualify for a Medicare mid-year exception, may remain Method 2 until December 31st of the year in which they are admitted. Arrangements must be made for a non-FMCNA DME Supplier.
•	[*] worksheet must be completed and signed by physician. Not sent to [*].
•	If vendor is FMCNA, original goes to [*].

•	If vendor is NOT FMCNA original goes to vendor and a copy goes to [*].
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]

Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	11 of 19

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Conducting the Admission Interview, continued

Step	Who	Action
1 cont’d	Facility [*]	Facility Note:
The Facility [*] and MSPQ must be signed and scanned or faxed to [*] upon signature. It is very important that the Facility [*] is dated and that the [*]date is [*] the date of [*]. The patient’s insurance cannot be billed until the Billing Group receives these forms.
Billing Group Note:
If a patient is discharged prior to obtaining a signed Facility [*] and all efforts to obtain one have been exhausted, the Billing Group must change [*] of the [*] to [*], indicating that we do not have an [*]. Billing without a signed [*] is not an [*] for an active patient. If a patient is discharged prior to obtaining a signed MSPQ and the patient is Medicare primary, charges may be submitted to Medicare providing that the [*].
2	[*]	Using the Insurance Verification Fax Coversheet as a guide, discuss the items below:
•	Insurance limitations or exclusions, such as:
•	co-pay

•	deductible

•	out of pocket

•	benefit maximums

•	Medicaid [*]
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]

Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	12 of 19

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Conducting the Admission Interview, continued

Step	Who	Action
2 cont’d	[*]	• Importance of obtaining / maintaining insurance coverage and the effect of dropping coverage, such as:
•	initiation of patient statements

•	patient’s financial obligations
•	Medicare application process.

An ESRD patient may choose to:
•	immediately enroll in both Medicare Parts A and B or

•	delay enrollment in both until the end of the coordination period (or earlier if they lose their EGHP coverage).

A consideration in the choice to delay enrollment is whether the EGHP covers 100% of their healthcare bills. If they choose to delay enrollment and their EGHP has deductibles, or out of pocket expenses they will be financially responsible for these balances.
•	If applicable, discuss Medigap options available in the State. Federal law does not require companies to sell Medigap policies to people under age 65; however, some states do require this under certain circumstances. Call your [*] Insurance Assistance Program for more information.

•	Assist the patient with assembling and completing the forms for all insurance and / or assistance programs.
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]

Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	13 of 19

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Conducting the Admission Interview, continued

Step	Who	Action
2 cont’d	[*]	• For [*] patients:
•	determine the patient’s ability to pay for services.

•	explain that prompt payment is expected

•	assess whether the patient qualifies for an indigent waiver — See note below.
•	Discuss available [*], such as:
•	[*]

•	[*]

Note: A [*] should be completed for any patient with identified gaps in coverage in order to assess the patient’s ability to meet his / her financial obligation. If the assessment indicates that the patient qualifies for an indigent waiver per the FMCNA Indigent Waiver Guidelines, request the required documentation in order to have a waiver approved.
3	Facility [*]	Photocopy both sides of any insurance cards presented during the admission interview, including Medicaid if applicable.
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]

Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	13 of 19

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Conducting the Admission Interview, continued

Step	Who	Action
4	Facility [*]	Orient the patient to FMCNA and dialysis using the FMCNA [*]. The FMCNA [*] should be given to the patient. Insert Facility specific information into the back pocket of the [*]. These inserts should contain the following:

•    A [*] letter which should include the dates and time of scheduled treatments, a contact name and telephone number at the Billing Group. The letter should also state that the patient can telephone the Billing Group from the Facility or call collect.

• [*] brochure.
• The Facility’s policies and procedures for [*].
• The Facility’s variations to the policies and procedures listed in the FMCNA [*].
• [*]
• Staff names, titles, schedules and phone numbers.
• Physicians’ locations and phone numbers.
• [*].
• [*].
• [*].

Materials on subjects such as [*] and [*] should also be provided at this time.

Show patient [*] such as [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]

Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	15 of 19

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Admitting the Patient

Purpose	The purpose of this section is to document how to timely and accurately process all admission documents.
Responsibility	Facility [*] is responsible for getting all forms / documentation acquired during the admission process into [*].
Procedure	Follow the steps below to admit the patient.

Step	Who	Action
1	Facility [*]	All admission forms and other documentation, (as required in this policy) should be scanned or faxed to the [*] upon signature but no later than [*] after the patient’s admission.
• NOTE: Since the ESRD Network allows 45 days to complete the CMS-2728 Medical Evidence Report, this form may not be available to be included within the [*].
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]

Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	16 of 19

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Admitting the Patient, continued

Step	Who	Action
2	Billing Group[*]	• Utilizing the [*] in [*], confirm that all the following required forms are complete and accounted for:
• Facility [*] — must be received prior to billing (see note below).
• MSPQ — must be received prior to billing Medicare (see note below).
• FMCNA [*]
• [*] (pertinent to modality chosen)
• Insurance Cards
• Medical Evidence Report (Form CMS-2728)
• ESRD Beneficiary Selection Form (CMS-382) (Home pts only).
Note: If the [*] and MSPQ (for Medicare patients) forms are not received in time for the [*] billing:
• Follow-up with the [*]
• Request the missing documentation within [*].
• If the documentation is not received within [*], request the okay from the [*] to set patient up as [*].
• For the remainder of the documentation, if not received in [*] within [*] of admission, follow-up with the [*] and assign a [*].
• Written follow-up should occur [*] until all documentation is received.
After the initial follow-up, the [*] should be copied on any further notices.
Continued on next page

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]

Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	17 of 19

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services	Continued on next page
Admitting the Patient, continued

Step	Who	Action
2 cont’d	Billing Group [*]	• Each [*] should establish its own protocol for follow-up.
• Admission forms and other documentation are stored on-line in [*] for query purposes.
• The Billing Group is no longer required to maintain a [*] patient admission file.
• Any original documents can be stored offsite for future disposal in accordance with the FMCNA [*] policy.
3	[*]	[*] to the Billing Group the dates on which applications were filed and the status of applications for insurance and / or assistance programs.
4	Billing Group [*]	Document all ongoing communication with the Facility in the system in [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]

Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	18 of 19

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Document Retention

Purpose	Records are to be kept for present and future reference and compliance purposes, consistent with FMCNA’s document retention guidelines.

END OF DOCUMENT

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	XX	[*]	[*]

Admissions and Readmissions Financial Manual — Facility/Billing group		PAGE	19 of 19

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Policy
Fresenius Medical Services
Patient Admissions and Readmissions

Who does this policy apply to?	In-Center, Home and Transient Patients FMCNA admits and treats patients needing dialysis without regard to race, creed, color, age, sex or national origin.
All services provided by FMCNA are available to all patients:
	•	for whom they are medically suitable,
	•	based on the clinical judgment of the patient’s doctor and
	•	the willingness of the responsible party to pay for such service.
	Note:	(1). Each patient must complete medical and financial records before admission to a Facility.
(2). Transient dialysis patients must be evaluated by a member of the medical staff before treatment.

Patients with no insurance coverage	If a Facility identifies that a patient does not have or no longer has insurance coverage, steps will be taken to determine whether viable coverage options exist.
Where no options exist, FMCNA has an Indigent Waiver Program that provides [*] for qualifying patients who lack the means to pay for services. Many patients participate in this program since Medigap insurance, which covers the [*] Medicare co-insurance, is not available to all patients, and ESRD is a lifelong expensive therapy beyond the means of many.
In addition, FMCNA may, under certain circumstances, accept [*] patients who lack insurance and are unable to pay for their care. The [*] may restrict the number of [*] patients who can be admitted into a particular Facility.
	Important:	Requests for admission or continuation of care for [*] patients must be reviewed and approved by the [*].

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Policy

[*] transient patients	•	[*] transient patients do not qualify for the Indigent Waiver Program.
	•	A request, by a [*] transient patient, to pay anything [*] must be reviewed and approved, on a case-by-case basis, by the [*].

Patient Emergencies	Certain emergencies, such as emergency travel necessitated by death or serious illness of a family member, can create exceptions from the specified admission timeline. All required patient admission forms must still be completed and signed, prior to the start of dialysis.

When to utilize	When a facility experiences emergencies caused by:
utilize Facility	•	Severe weather
Emergency Transfer?	•	Fire
	•	Other serious facility operating problems such as:
		•	Water treatment failure or other unexpected problems that may require:
			•	Construction or repairs that are believed to be short-lived and may necessitate closure of a Facility.
			•	Inability of facilities to provide services can result in the need for subsequent temporary arrangements for patients to be dialyzed at another FMCNA “host” Facility.
			•	In addition, patients may require temporary care at another FMCNA “host” Facility based on their inability to safely get to their “home” facility.

Duration of	Emergency Transfer can be categorized as that of:
Emergency Transfer	•	[*] days or less
	•	Exceeds [*] days

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Policy
Fresenius Medical Services

If Emergency Transfer is [*] days or less	If the emergency transfer is not expected to extend beyond [*] days and the patients are expected to return to their “home” Facility:
	•	The patients do not have to be [*].
	•	The treating Facility or “host” Facility will provide services for the “home” facility according to the company wide agreement [*] (established by the Corporate Law Department- see [*] Policy # [*]).
	•	All services performed must be entered into [*] in the home Facility, as if the home Facility [*].

If Emergency	If the Facility closure / emergency transfer exceed [*] days:
Transfer exceeds [*] days	•	The continued provision of services under this emergency transfer protocol must be reviewed / approved.
	•	Provide a report on the status of the “home” facility.
	•	The [*] must contact:
• The FMCNA [*] and
• The FMCNA [*]

Extending the time of the [*]	The need to extend the time of the [*] will be approved on a case-by-case basis.
	•	If it is determined that temporary care under this emergency transfer protocol should be [*] “host” facility
	•	Each patient must be [*]
	•	Each patient must sign a new :
		•	[*] form
		•	FMCNA [*] form
		•	[*] form
		•	[*] form.
The remaining forms required to complete the [*] can be retrieved from [*].

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Policy

Fresenius Medical Services

When transfer	The Billing Group must obtain:
is complete	•	The new [*] form.
	•	Retrieve original MSPQ from [*] system prior to billing the patient’s insurance from the new facility.
	•	Billing personnel can retrieve images of the home Facility’s insurance verification from the [*] system for use with entering the patient’s insurance in [*].

Return from	If a patient returns from a temporary absence that is greater than [*] days:
Temporary	•	The Facility should print the [*].
Absence/	•	Verify with the patient that the demographic and insurance information is current.
Readmissions	•	[*] should be updated with any demographic changes.
	•	The Facility should notify the Billing Group of the patient’s return for purposes of reverification of coverage.
	•	[*] is required for patients who return from a temporary absence within [*] days.

What does a discharged	Regardless of how much time has passed, all patients, including transients, who return after being discharged from a Facility must sign a new:
patient need to	•	[*] (appropriate for modality chosen)
do?	•	[*]
	•	FMCNA [*]
	•	[*] (appropriate for modality chosen)

What does the	The Billing Group must verify:
patient’s Billing Group	•	Receipt of the new [*] form.
need to do?	•	Existence of the original MSPQ from a previous admission, in the [*] system, prior to billing the patient’s insurance.
	•	If the patient has been discharged for greater than [*] days, re-verification of the demographic and insurance information should be performed as outlined above.

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©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Policy

Fresenius Medical Services

Modality	If a patient changes modality, the following forms must be signed pertinent to the patient’s new modality:
Change	•	[*]
	•	[*]
	•	ESRD Beneficiary Selection Form (CMS-382), if applicable
	•	Any other additional clinically required forms.

Insurance	Upon receipt of a [*] form from the [*], the following actions should be taken:
Verification	•	The Billing Group should complete the verification within [*].
	•	If a problem is encountered with finalizing the verification of a patient’s insurance, such as:
- unable to obtain authorization
- additional [*] information required
The Billing Group should provide a [*] verification within [*]
	•	Documenting potential problems or concerns to the [*], with a [*] verification completed and reported to the [*] within [*].
	•	The mission of the [*] is to provide “[*]” of a patient to the referral source in no more than [*] from the receipt of the referral.

Admissions	The Billing Group cannot financially clear the patient for admission when:
Clearance	•	Financial clearance is denied by primary or secondary payor sources.
Denial	•	The patient is uninsured and cannot obtain Medicare or other insurance coverage.
	•	The referral is an [*] patient. All [*] patients must follow the [*], updated on [*].

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Policy

Fresenius Medical Services

Steps to take	If one of the above conditions is present:
when patient is	•	The Billing Group must immediately notify the [*].
not financially cleared	•	If the patient cannot be financially cleared based on insurance verification, the [*] will notify the [*] to obtain ultimate approval or denial of the patient’s admission.

Forms to be completed	The following forms are generated as part of the admission process. Refer to the details in the procedure that follows or to the [*] for distribution and/or filing requirements for each form.
Facility [*] Admissions Forms
	•	[*] Form
	•	[*] (appropriate to modality chosen)
	•	FMCNA [*]
	•	[*] (appropriate for modality chosen);
	•	FMCNA [*]
	•	Medicare Secondary Payer Questionnaire (MSPQ)
	•	[*]
	•	Medical Evidence Report (CMS-2728)
	•	ESRD Beneficiary Selection Form (CMS-382) (Home Patients Only)
Billing Group [*] Verification Forms
	•	Insurance Verification or Insurance Verification [*]
	•	Insurance Verification Fax Coversheet
	•	Billing Group [*] Worksheet
& Both the Facilities and the Billing Groups must utilize the approved forms documented in this policy. The most current version of the [*] will be distributed by the [*].
END OF DOCUMENT

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FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]
OVERVIEW

Introduction	This policy outlines the steps involved with billing Home Program services. The topics include:
• Facility and Billing Group Responsibilities
• [*] Charge Entry
• Treatments/Training
• Support Services
• Medications self-administered in the home.
Policy	Services are manually entered into [*] by the billing group, as information entered into [*] by the facility does not currently [*]. The facility is responsible for entering all services provided or performed into [*] timely and accurately. The billing group is required to review [*] home program reports for abnormalities, review and select billable procedures, correctly code billable procedures and ailments, as well as perform data entry into [*].
FACILITY RESPONSIBILITIES
The facility is required to enter all services provided to a home patient on the date that the services are performed. This includes support services (whether the support is due to a clinic visit, home visit or telephone contact), medications, EPOGEN, training, ancillaries and drawn labs. Temporary absences should be updated timely and verified for accuracy. The facility is also required to calculate and enter home treatment counts at month-end, as well as at other intervals that may be required by local A/R management (i.e. twice a month, weekly, etc.). Month-end treatment counts must be entered no later than [*] on the [*] of every month. As home program services do not [*], all corrections to [*] (including changes to treatment counts) must immediately upon discovery be reported to the billing group using the [*] form. In addition to the form, a new [*] or [*] report must be generated and printed to a designated billing group printer whenever a change occurs.
BILLING GROUP RESPONSIBILITIES
Billing Group staff must manually enter charges utilizing the [*] Report and the [*] report as the data entry source. Although it is the facility’s responsibility to review the reports for accuracy, the billing group should also make reasonable efforts to review reports for errors or abnormalities prior to entering charges. Except for month-end deadlines, the intervals in which the billing group enters charges from the reports into [*] is at the discretion of local AR management. The facility should have month-end treatment counts and final services made available for entry by [*] on the [*] of every month. All home charges must be entered and balanced by the [*] at a time designated by the local [*]. [*] forms received from the facility must be reviewed and compared to the new [*] or [*] report generated by the facility. All changes to services already entered into [*] must be corrected through [*] (if prior to [*]), [*] void [*] or void [*].

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

Objectives	This procedure explains the interaction between the facility and the billing office in regards to entering charges for the items and services rendered to Home Dialysis Program patients. It will define time guidelines for entry of services into [*] and [*], as well as define billing procedures for the billing office.
Procedure Steps	The primary steps in this procedure are:
• Entry of items and services rendered into [*] by the Facility.
• Evaluation and coding of all home program reports by the Billing Group.
• Charge entry into [*] by the Billing Group.
• Billing group balancing and filing of reports generated by the billing process.
In this Procedure	This procedure contains the following topics.

Topic	See Page
General Information
Modalities: CAPD, CCPD, Home IPD, Home Hemodialysis/Staff Assist/Nocturnal	3
What is Peritoneal Dialysis?	4
Medicare Eligibility for Home Dialysis Patients	4
Medicare Payment Guidelines for Home Dialysis Patients	4
Facility Responsibilities
Patient Admission
New Patient	6
In-Center Patient Converting to Home	6
Method Selection (CMS-382)	6
[*] Entry
Entry of Items and Services Rendered	8
Monthly Treatment Counts	10
Treatment Count Calculations/Deductions	10
[*] Hemodialysis	10
Temporary Absence/Hospital Spans	11
Traveling/Seasonal Patients	11
Reporting Schedule ([*] Report [*] Report to Billing Group)	12
Corrections to Items and Services Rendered ([*] form)	12
Billing Group Responsibilities:
Patient Admission
New Patient	12
In-Center Patient Converting to Home	12
Medicare Eligibility	12
Method Selection	13
[*] Charge Entry
Reports Utilized	13
[*] Report	13
Billable Services
Medicare	15
Commercial	16

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

Topic	See Page
[*] Home Validation Fields	16
In-Center and Training Treatments Within Same Day	19
Ailment Coding
Value Codes	19
Condition Codes	19
Comment/Reference Coding	21
Influenza/Pneumococcal	21
Hospital Spans — Ailment Entry	21
[*] Report Review/Coding
Reporting Schedule (from Facility)	22
Treatment Count Review	22
Treatment Count Coding	23
Medicare Method 1, Medicaid and Commercial	23
Medicare Method 2	24
Multiple Treatment Modalities	24
Corrections to Monthly Treatment Counts	25
Balancing and Filing
Balancing [*] to [*]	25
Report Filing	28
GENERAL INFORMATION

Modality Types	Though usually not a frequent occurrence, there is no restriction to the number of times a patient may change modalities. The facility should report each event to the ESRD Network, but CMS does not require [*]. Upon each change, the facility should also complete an [*] on the FMS Intranet.
CAPD
Continuous Ambulatory Peritoneal Dialysis. CAPD is a continuous dialysis process using the patient’s peritoneal membrane as a dialyzer. The patient performs manual exchanges (dialysis) 4-5 times throughout the day.
CCPD
Continuous Cycler Peritoneal Dialysis. The patient has a machine that performs the exchanges (dialysis) throughout the night. Generally, there are 4 exchanges occurring at intervals of 2 1/2 — 3 hours. This is sometimes also referred to as APD (Automated Peritoneal Dialysis)
Home IPD — Intermittent Peritoneal Dialysis
IPD is similar to CCPD as a machine is used to perform dialysis exchanges using the peritoneal cavity. However, rather than exchanges occurring continuously throughout the night, they are accomplished intermittently with the option of several different schedules. For instance, home IPD may be furnished every day for 10 hours per day, every other day for 15 hours per day, every night for 8 hours per night, etc. The total weekly dialysis time may vary from 50 to 80 hours

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

Home Hemodialysis — Traditional
This option uses the traditional hemodialysis machine in a home setting. The patient either performs the treatment alone or with a caregiver. Normally the treatment lasts 3-4 hours and is performed 3 times per week
Home Hemodialysis-Staff Assist
This option is identical in function as traditional home hemodialysis, except that a clinical professional assists the patient in the patient’s home. In addition to the home hemodialysis charge, a separate charge for staff assistance is billed to commercial primary carriers or directly to a patient’s secondary carrier when Medicare is primary. The separate staff-assistance charge is not billable to Medicare and it is the patient’s responsibility if not covered by other insurance.
Nocturnal Home Hemodialysis
Nocturnal Home Hemodialysis is essentially the same service as traditional home hemodialysis, except it has an increased treatment time of 6-8 hours and occurs every other night (versus 3 times per week). For increased patient safety, the machine is set-up with a special CPU that is connected to a centralized remote monitoring station via the Internet. A trained observer monitors the patient’s data and will contact the patient if a problem is detected. If there is no response, the monitoring station will contact a local EMT service.
What is Peritoneal Dialysis?	Peritoneal dialysis uses the peritoneum space in the abdomen as a dialyzer. The space is lined by a thin layer of tissue called the peritoneal membrane which acts as a filter. A special fluid called dialysate is infused into the abdomen and stays there for several hours. Waste products move through the peritoneal membrane into the dialysate. The fluid is then drained and replaced with fresh dialysate. This is done 4-5 times per day for CAPD patients who perform the exchanges themselves or with a caregiver. In CCPD, a machine performs the exchanges for the patient overnight while the patient sleeps. Finally, home IPD uses a machine to perform exchanges at intermittent schedules.
Medicare Eligibility for Home Dialysis Patients	A home patient’s Medicare ESRD entitlement waiting period is waived when a patient begins training for home dialysis within the first three months of chronic dialysis. If an ESRD Medical Evidence form (CMS-2728) was initially completed while the patient was in-center,and the patient begins a training program within the first 3 months of chronic dialysis, the facility should submit a corrected CMS-2728 to the local Social Security office. The corrected form should have the home training portion completed in order to obtain correct eligibility dates.
Medicare Payment Guidelines for Home Dialysis Patients	CAPD/CCPD/HOME IPD

CAPD, CCPD and Home IPD payment does not depend upon the number of exchanges performed per day or the actual number of days per week that the patient actually performs home dialysis. The weekly rate (billed at an equivalent daily rate) is based on the equivalency of one week of CAPD/CCPD/Home IPD to one week of hemodialysis. This means that if a patient chooses to perform exchanges only 4 days per week, the provider should still bill the entire 7 days.

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

TRAINING
Medicare allows a maximum of 36 training sessions for Home Hemodialysis and a maximum of 15 training treatments for CAPD and CCPD. If this maximum is reached and training is not complete, re-evaluation of the patient’s ability to perform self-dialysis is required.
[*] HEMODIALYSIS FOR PERITONEAL PATIENTS ([*])
SITUATION 1: [*] Hemodialysis and Peritoneal Services Provided at the [*]

Though the service must be entered into [*], Medicare does not allow a separate charge for [*] hemodialysis. The daily home peritoneal treatment count is billed for the time period that a patient obtains [*] hemodialysis. [*] hemodialysis is considered [*] when the patient is unable to perform home dialysis and must receive temporary in-center dialysis. A peritoneal patient may continue receiving [*] hemodialysis for up to [*] days. After [*] days, the patient must convert to an in-center modality and the in-center dialysis treatments are no longer considered [*] (the daily peritoneal count is also [*]).

Medicare does allow a separate charge for [*] hemodialysis. [*] hemodialysis is considered [*] in the [*] case that a [*] prescribes that a patient perform both daily home peritoneal dialysis, as well as in-center hemodialysis in order to achieve satisfactory dialysis results. Both the [*] hemodialysis and the daily home treatment counts are entered into [*] and both services are billed in [*]. Upon each episode of a patient obtaining [*] hemodialysis, the facility must enter a [*] code (defined by the nephrologist ordering the [*] service) into the [*] screen in [*]. This code will assist the billing group with identifying the service as “[*]” and also allow them to attach the [*] to the [*] hemodialysis services entered into [*]. In addition to the [*] code, orders and [*] must be maintained at the facility as the payer may require further medical justification in the form of medical records.

IMPORTANT. Billing groups must have all [*] hemodialysis procedure codes [*] through [*] in [*]. The billing group must view the [*] screen in [*] upon the appearance of a [*] hemodialysis treatment on the [*] in order to determine whether it is [*] or [*] hemodialysis. Billing group staff should contact the [*] if the [*] status is unclear.[*] hemodialysis must not be entered into [*]. Any medications provided on the same day as the [*] hemodialysis service must be moved to the home dialysis ailment. [*] hemodialysis services may be entered

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

(along with any medications) once the [*] code is obtained from the [*] screen in [*].
SITUATION 2: [*] Hemodialysis and Peritoneal Services Provided at [*]

If [*], the patient should be placed on a temporary absence in the peritoneal facility and added a transient patient in the facility where hemodialysis services will be provided. In this case, normal hemodialysis services are billed out of the [*] and [*] peritoneal services are entered into [*] or M/M in the home facility.

If [*], both the peritoneal services provided in the home facility and the hemodialysis services provided in the [*] should be billed.
NOCTURNAL HOME HEMODIALYSIS
Medicare allows a maximum of 13 treatments within a 30-day month and 14 treatments within a 31-day month. All treatments performed should be billed, with any nocturnal treatments [*] for Medicare primary patients (commercial primary carriers [*]). [*] Medicare [*].
MEDICARE CASE MIX ADJUSTMENT
As of April 2005, Medicare began applying a “Case Mix” adjustment factor to each facility’s composite rate based on individual patient attributes. Medicare calculates the adjustment based on the patient’s height, age and weight as of the end of the service period billed. The patient’s weight and height are communicated to Medicare in the value code section of the monthly claim form. The patient’s weight in kilograms is reported with an [*] value code and the height in centimeters is reported with an [*]. These value codes, as well as the patient’s weight and height, are listed on the [*] and [*] Report. Billing group staff must manually enter these value codes and their associated amounts as of the [*] date of service on the patient’s ailment.
In addition to the value codes, an MMA Case Mix adjustment factor will also appear on the [*] Report, as well as the [*] if a training occurs with an associated exchange/treatment. This factor only applies to Medicare primary patients and should be disregarded for patients with any other primary insurance. Instructions regarding how to apply the MMA Case Mix Factor to the Medicare composite rate is documented under Billing Group Responsibilities.
FACILITY RESPONSIBILITIES
PATIENT ADMISSION

New Patient	See [*] in Financial Procedure Manual — Facility/Billing Group [*] for guidelines.

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

In-Center Patient Converting to Home	Complete all additional forms as required for a home patient per the [*].
• ESRD Beneficiary Selection form (CMS-382). **See Method Selection below**
• FMC [*]
• [*]
• [*]

•    Revised ESRD Medical Evidence Form (if the conversion to the home program is within the first 3 months of beginning dialysis for chronic dialysis failure). The home training section should be completed and the revised form submitted to the local Social Security office to obtain corrected eligibility dates.

Maintained at facility, not sent to the billing group:
• [*]
• [*]
• [*]
The ESRD Network should be informed upon the event of a change in modality.
Method Selection	All patients entering a home training program are required to complete an (CMS-382 form) ESRD Method Selection Form (CMS-382). The patient uses the form to decide whether they want to obtain home equipment and supplies from the facility (Method 1) or from an outside vendor (Method 2). The form is required on all patients regardless of insurance coverage, but the chosen method only applies when Medicare is the primary carrier. [*] commercial [*] Medicare [*] primary [*].
It is up to the patient to choose which method they prefer; however FMS only provides Method 1 services. Upon referral, the patient should be notified that FMS is exclusively a Method 1 provider. If the patient wishes to receive services from FMS, the patient must select a Method 1 option. Patients who choose a Method 2 billing option cannot be treated at an FMS facility.
Method 1
The dialysis facility provides all equipment, supplies and home support necessary to perform home dialysis. The terminology “Method 1” refers specifically to a Medicare primary patient; however, patients with other primary insurance coverage are [*] Medicare Method 1 patient. Medicare requires one bill for the entire month, whereas FMS [*] primary commercial carriers [*]. The billing interval is established by local A/R management and can occur [*].
The number of days billed on a Method 1 patient is not based on the actual exchanges or “treatments” performed; it is based on providing the patient a continuous care support system. Therefore, Method 1 treatments are billed for every day of the calendar month EXCLUDING the specific day(s) when

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

a training treatment occurs, the days following the death or discharge of a patient and hospital stays. However, with regard to hospital stays, the admission and discharge dates are both billable days and should not be deducted from the monthly count.
Method 2
The dialysis facility provides nurse, dietitian and social work support; an independent DME supplier provides supplies and equipment.
Currently, FMS only accepts the following Method 2 patients:
• 4 4
• Patients in [*] facilities where the owner wishes to continue providing Method 2 support. Supplies are obtained through an independent DME supplier.

•    Method 2 patients admitted to FMS as a result of an acquisition, and who do not qualify for a Medicare mid-year exception, may remain Method 2 and receive support services from FMS with an understanding that the patient will convert to Method 1 by December 31st of the year in which they are admitted.

•    [*] patients that are currently Method 2 who are approved for a mid-year method selection exception by the local Medicare Fiscal Intermediary (FI). The mid-year exception must be approved prior to the admission of the patient.

Mid-Year Method Selection Exception
[*] patient, who has previously selected Method 2, may be admitted to an FMS facility is if the local Medicare Fiscal Intermediary approves an exception to the normal method change guidelines. This will allow the patient to change to Method 1 before the end of the calendar year. In such cases, the facility should notify the billing group [*] that a Method 2 patient requests admission and is willing to request a mid-year exception. The [*] should work with the [*] and facility to determine whether the patient meets the guidelines that will allow him or her to qualify for the mid-year exception. If the patient qualifies, the [*] or [*] will work with the facility and the local Fiscal Intermediary to obtain the exception. The patient cannot be admitted until the local Fiscal Intermediary approves the request.
Fiscal Intermediaries are allowed by regulation to grant exceptions to the general rule that method conversions are only effective at the beginning of the next calendar year. These mid-year conversions are to be allowed by Fiscal Intermediaries at their general discretion, but the regulations also list the following examples as situations that would apparently be potentially appropriate for the granting of such an exception:
• Failure of a kidney transplant within the past 6 months.
• Patient is confined to a nursing home or hospice.
• A home patient switches to in-center for any reason and then elects to go on home dialysis again after at least six full months in-center.
• Patient changes place of residence and his/her new facility does not recognize their present method of payment and another facility is not available.

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

• Patient is in a life-threatening situation
If the exception is denied, the patient will have to obtain Method 2 services from another facility. The patient may request admission the following year if a selection change to Method 1 is completed by December 31st of the current year.
If a new Method 2 patient is admitted [*], the [*] should notify the facility’s [*]. If the patient does not qualify for a mid-year exception, the facility should assist the patient with obtaining Method 2 support services from another facility. FMS would then discharge the patient to this non-FMS facility.
[*] ENTRY

Entry of Items and Services Rendered	All services provided to a patient on a given day should be entered into [*]. This includes telephone contact, office visits, home visits, medications administered, medications the patient picks up that have been dispensed from FMS [*], labs drawn, access device management, consultations with physicians and any other service provided to the patient (i.e. dietitian, social worker). All medications administered in the clinic or sent home for administration at home should be entered into the [*] screen in [*]. Due to the Medicare Modernization Act, it is also important that the patient’s weight is obtained and entered into [*].
Listed below are certain services where special attention is required.
TRAINING
In order to be considered an actual training treatment, the patient must be [*] for each training session AND must complete a therapeutic exchange or treatment either performed by his or herself or by a caregiver. If these conditions are not met, the service should be considered home support services rather than a training treatment. [*] is considered home support services and not an actual training event. Training should be entered as CAPD, CCPD or HOME HEMO TRAINING in the [*] screen. [*] will ask whether an actual treatment/exchange occurred during the training, the answer should be yes only if both of the previously stated conditions are met. No other dialysis treatment service may be performed on the same day as a training treatment without medical justification.
Medicare allows a maximum of 36 training sessions for Home Hemodialysis and a maximum of 15 training treatments for CAPD and CCPD.
RE-TRAINING
Re-training is valid only in cases where the patient changes modality, equipment, caregivers or if there is a change in the patient’s medical condition. No other dialysis treatment service may be performed on the same day as a re-training without medical justification. As in initial training sessions, the patient

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

must be [*] and an exchange/treatment must be completed. [*] and providing [*] are considered support services, not re-training.
EPOGEN — Administered In-Center
EPOGEN administered In-Center to a home patient is not considered “Home EPOGEN”. The medication should be entered into the [*] screen in [*], as EPOGEN and the dosage should be equal to the amount administered.
EPOGEN — Self-Administered in the Home
EPOGEN provided for self-administration in the home is considered HOME EPOGEN. The medication should be entered into the [*] screen in [*] as HOME EPOGEN. The dosage is equal to the size of the vial sent home with the patient. The vials are [*]vials. The dosage should never be in increments other than the previously stated vial sizes. The number of [*] is equal to the number of vials sent home.
To obtain Home Epogen, the patient must have an [*] in their medical record.
ARANESP — Administered In-Center and Self-Administered in the Home
ARANESP administered In-Center should be entered into [*] with a dose equal to that administered, the [*] field equal to [*] and a supply by code that represents in-center administration.
ARANESP provided for self-administration in the home should be entered into [*] with a dose equal to the size of the vial(s) distributed, the [*] field equal to the number of vials distributed and a supply by code that represents home administration.
OTHER MEDICATIONS
All medications are to be entered into the [*] screen in [*]. This includes medications administered in-center to the home patient during a support visit (i.e. vaccines, antibiotics, iron therapy or vitamin D therapy), as well as the dispensed supply of injectable medications that the patient self-administers in the home. The “Supply By” code is an important field as it denotes from where a dispensed medication was obtained and where it was administered.
Supply By Codes:
1. [*] In-Center [*] In-Center Administration
2. [*] FMS [*] In-Center Administration
3. [*] In-Center Administration
4. [*] FMSC [*] Home Administration***
5. [*] In-Center [*] Home Administration***
6. [*] Home Administration***

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7. [*]
8. [*]
9. [*] In-Center Administration
10. [*] Home Administration

*** Excluding Home EPOGEN, ARANESP, and antibiotics provided to treat [*], medications ordered for use in the home must have [*] insurance verification clearance of prescription drug benefits. The facility must ensure that the billing group verifies prescription drug coverage through either the primary commercial OR secondary commercial plan [*] ordering the medication (Medicare does not cover this service). An FMS [*] order form should be sent to the billing group to request prescription coverage insurance verification. The billing group will complete the form, noting whether or not coverage exists, and return the form to the facility by the [*] day.

Monthly Treatment Counts	If a patient performed multiple types of HOME dialysis within the same month, the treatments should be entered separately by modality. Enter the date span and number of treatments that relate to each modality performed.
IMPORTANT. When determining the monthly treatment count, the patient must be contacted in order to capture [*]. It is also vital that the death of any patient is accounted for and that the days following the death are reduced from the monthly treatment count. If this information is obtained after treatment counts are reported, a new [*] report must be sent to a designated billing group printer along with a [*] form e-mailed or faxed to the [*] at the billing group.
Treatment Count Calculations/	For CAPD, CCPD and Home IPD, the daily treatment count per patient is based on the calendar month, LESS:
Deductions
• Each [*] period that the patient was hospitalized. The admission and discharge dates are not included when calculating the reduction.
• Each day the patient received an actual CAPD, CCPD or Home Hemodialysis training or re-training treatment.
• All days following the patient’s discharge from a facility (including days following the death of a patient).
For Home Hemodialysis (Traditional, Staff-Assist and Nocturnal), the treatment count is based on the actual days the patient performed dialysis in the home. This information is obtained directly from the patient and entered into [*].
[*] Hemodialysis	There should be [*] in the monthly home treatment count for either [*] hemodialysis treatments. If the patient is receiving [*] hemodialysis, ensure a [*] code justifying the event has been entered into the [*] screen in [*] ([*] to be assigned by the nephrologist ordering the additional dialysis service). In addition to the [*] code, orders and [*] must be maintained at the

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facility as the payer may require further medical justification in the form of medical records.

The [*] is not required on a patient obtaining [*] hemodialysis, as the services are entered into [*] but not [*] by the billing group.
Temporary Absence/Hospital Spans	All home patients must be contacted to ensure that all hospital spans have been accounted for. If the patient was discharged from the hospital, ensure that the temporary absence has been closed. Each [*] period that the patient was hospitalized is reduced from the monthly CAPD/CCPD/Home IPD treatment count. Do NOT include admission and discharge dates when calculating the reduction.
EXAMPLE 1
• Patient admitted to the hospital on 12/03/02 and discharged on 12/10/02
• Monthly count would be 25; as there are 31 days in the month and 6 full days were spent hospitalized (12/4, 12/5, 12/6, 12/7, 12/8 and 12/9).
EXAMPLE 2
• Patient admitted to the hospital on 12/02/02 and discharged on 12/03/02
• Monthly count would be 31; as there are 31 days in the month and the admission/discharge dates are not included when calculating the reduction.
Traveling/Seasonal Patients	Patient Traveling Away from Home Facility [*] Days With [*]
[*] temporary absence is entered in [*] and the home facility enters treatment services for the [*] that the patient is traveling.
Patient Traveling Away from Home Facility [*] Days WITH [*]
The [*] admits the patient as a transient and enters treatment counts for [*] the dates of service [*] was provided to the patient. The home facility enters a temporary absence for the time that the [*] provided service and enters treatment counts for the [*].
Patient Traveling Away From the Home Facility [*] Days With [*]
The home facility enters a Temporary Absence for the [*] that the patient will be traveling. The [*] admits the patient as a transient and enters treatment counts for the [*].
Reporting Schedule	[*] and [*] Report
Both reports should be reviewed for accuracy and printed to a designated billing group printer at intervals decided by local AR management (generally [*]). The [*] Report should be reviewed for missing height or weight information. Any patient with a missing height or weight

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should be corrected immediately. At month-end, the reports must be complete, reviewed for accuracy and printed to the billing group printer no later than the deadline of [*] on the [*] of every month.
Corrections to Items And Services Rendered	IMPORTANT. As corrections in [*] for home program services do not [*], changes are not [*] to the billing group. All changes to treatments and other items and services rendered that are identified by the facility must be [*] and documented on the [*] form. This includes changes to treatment counts due to information obtained that was not previously known, such as hospitalization dates and the death of a patient. The [*] form should be completed upon discovery of the change and immediately e-mailed or faxed to the [*] at the billing group. In addition, a new [*] or [*] report must be sent to a designated billing group printer.
A [*] form is [*] if the billing group identifies and reports to the facility a problem requiring correction in [*]. However, the facility must still print a new [*] or [*] report to a designated billing group printer before the billing group can update [*].

BILLING GROUP RESPONSIBILITIES

PATIENT ADMISSION

New Patient	See [*] in Financial Procedure Manual- Facility/Billing Group [*] for guidelines.
In-Center Patient Converting to Home	Ensure all additional forms, as required for a home patient per the [*], are obtained from the facility for addition to the original [*].
• ESRD Beneficiary Selection (CMS-382)
• [*]

•    Revised ESRD Medical Evidence Form (if the conversion to the home program is within the first 3 months of beginning dialysis for chronic dialysis failure). The home training section should be completed by the facility.

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Medicare Eligibility	A home patient’s Medicare ESRD entitlement waiting period is waived when a patient begins training for home dialysis within the first three months of chronic dialysis. If this occurs, the 30-month coordination period will be based on the first month of dialysis for EGHP primary patients. Ensure that any patient that changes from in-center to a home program within the first three months of dialysis has the coordination period figured correctly. Also ensure that the facility social worker has submitted a revised ESRD Medical Evidence form (CMS-2728) to the local Social Security office with the training section completed.
Method Selection	For detailed information regarding this topic, see the Method Selection section under Facility Responsibilities.
If the patient is Medicare primary, enter the selected method per the ESRD Beneficiary Selection (CMS-382) in the [*] field under the [*] insurance screen in [*]. The CMS-382 should either be entered into an online Medicare system or mailed to the Intermediary.
[*] CHARGE ENTRY
Reports Utilized	Two reports are utilized to perform charge entry:
• Entry of daily items and services per the [*] Report.
• Entry of monthly treatment counts using the [*] Report.
The [*] is expected to review all reports for accuracy and then send the reports to a designated billing office printer.
[*] Report	At intervals designated by local management, billing group staff should receive a [*] Report sent to a billing group printer by the facility [*].
The billing group reviews the report for billable items and services, coding it with the applicable [*] procedure codes. A [*] price list with all applicable pricing profiles should be provided to billing staff for coding purposes.
Following is a list of the most frequently used home program [*] codes.

DESCRIPTION	PROCEDURE CODE
CAPD Training	[*]
CCPD Training	[*]
Home Hemo Training	[*]
CAPD (Daily Charge)	[*]
CCPD (Daily Charge)	[*]
Home Hemodialysis	[*]
ARANESP 1 MCG	[*]

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DESCRIPTION	PROCEDURE CODE
EPOGEN <10,000 (admin. In-Center)	[*]
EPOGEN >10,000 (admin. In-Center)	[*]

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HOME EPOGEN (administered in the home)

[*] vial	[*]
[*] vial	[*]
[*] vial	[*]
[*] vial	[*]
[*] vial	[*]

The [*] Report prints patient names first in the order of the insurance type and method (if applicable) and then secondly in alphabetic order.
The report may, but will not always, contain the following method categories:
•	Method 1

All patients in this category are Medicare primary and will follow the Medicare billing rules (below).

•	Method 2

FMS does not normally support Method 2 billing. For detailed clarification regarding which Method 2 patients are acceptable, see the Method Selection section under Facility Responsibilities.

If a patient appears on the [*] as Method 2, and they are not a [*], the entry should first be evaluated for a [*] error. The billing group should review the Method Selection form (CMS-382) to determine the accuracy of the entry. If the form is not on file, the billing group should obtain the form from the facility’s [*]. If it is determined to be a [*]error, the [*] field in [*] insurance screen should be updated to the chosen method selection. If it is not a [*] error, see the Method Selection/Mid-Year Method Selection Exception section under Facility Responsibilities for instructions.

•	[*]

[*]. The appearance of this code means that a Medicare primary patient did not have their chosen method entered in the [*] field of the [*] insurance screen in [*]. Obtain the ESRD Beneficiary Selection form (CMS-382) from the facility and enter the chosen method into [*]. If patient is Method 2, see section immediately above for direction.

•	Other Insurance

This section combines commercial primary along with Medicaid primary patients in alphabetic order.

Commercial plans will follow the commercial billing rules (below). Local management should provide specific billing rules for contracted carriers.

Medicaid plans generally follow the Medicare billing guidelines. However, some may have other rules or limitations. Again, local management must provide specific rules.

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Billable Services	MEDICARE
IMPORTANT. MOST MEDICAID PLANS FOLLOW THESE RULES, BUT OTHERS MAY HAVE OTHER RULES OR LIMITATIONS. LOCAL MANAGEMENT MUST DEFINE LOCAL RULES.
•	Method 1:
•	Daily charge for CAPD, CCPD and Home IPD

•	Per treatment charge for Home Hemodialysis (including Nocturnal and Staff Assisted)

Note: Separate charge for staff assistance time is unbillable to Medicare, but may be billable directly to the secondary carrier or patient.

•	Billing Group staff must apply the Medicare Case Mix Factor listed on the Home Treatment Count to the composite rate charged to Medicare primary patients.

•	Other services listed below.
•	Method 2:
•	Support Services provided by the [*] nurse, dietitian and/or social worker. Services are billed by [*].

•	Other services listed below.

OTHER ITEMS:
•	Training for CAPD, CCPD and Home Hemodialysis (including Nocturnal and Staff-Assist) when the patient is present and a treatment or an exchange is performed. The [*] report notes directly underneath the training service whether a treatment/ exchange was performed. If a treatment or exchange was not performed, the charge cannot be considered a valid training treatment and is unbillable [*] to a Medicare Method 2 patient. Billing Group staff must apply the Medicare Case Mix Factor listed on the [*] Report to the composite rate charged for training treatments to Medicare primary patients.

•	EPOGEN administered in-center

•	ALL Medications administered in-center (including antibiotics),

•	HOME EPOGEN vials sent home for self-administration.

•	ARANESP administered in-center and sent home for self-administration. which will have a “Supply By” code of [*].

•	Administration Supply Fees (fees do not appear on the [*] report). Billing group staff manually adds the procedure code as a billable item. It is added exclusively for medications (including EPOGEN) administered in-center (“Supply By” code of [*]). The procedure code used is dependent upon the [*]. The “[*]” appears on the [*].

•	Professional charge for the administration of vaccines. Again, this fee does not appear on the [*] report and billing group staff must manually add the procedure code as a billable item upon the administration of a vaccine.

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•	Limited other ancillaries (EKG). These are procedure codes starting with a [*]. Refer to local Medicare Pricing report for billable status.

•	SPECIAL NOTE: Excluding Home EPOGEN, ARANESP and antibiotics given to treat [*], medications with “Supply By” codes of [*] may be billable to the secondary carrier of a Medicare primary patient. This is in specific cases where the facility has faxed an FMS [*] order form to the billing group and it has been verified that the patient has prescription drug benefits through their secondary commercial carrier. This order form must be approved and on file at the billing group before medications of this type can be billed to the secondary carrier. These items would be billed directly to the secondary carrier on a separate ailment.

COMMERCIAL
IMPORTANT. CONTRACTED CARRIERS MAY HAVE OTHER RULES OR LIMITATIONS. LOCAL MANAGEMENT MUST DEFINE RULES FOR CONTRACTED CARRIERS.
•	Daily charge for CAPD, CCPD and Home IPD. Case Mix Factors DO NOT APPLY to commercial patients and should be ignored by Billing Group staff.

•	Per treatment charge for Home Hemodialysis (including Nocturnal and Staff Assisted). Case Mix Factors DO NOT APPLY to commercial patients and should be ignored by Billing Group staff.

•	Separate charge for staff assistance time on staff-assisted Home Hemodialysis

•	Training for CAPD, CCPD and Home Hemodialysis (including Nocturnal and Staff-Assist) when the patient is present and a treatment or an exchange is performed. The [*] notes directly underneath the training service whether a treatment or exchange was performed. If a treatment or exchange was not performed, the charge cannot be considered a valid training treatment and is unbillable. Case Mix Factors DO NOT APPLY to commercial patients and should be ignored by Billing Group staff.

•	Home EPO Training

•	EPOGEN administered in-center

•	HOME EPOGEN vials sent home for self-administration.

•	Medications with “Supply By” codes of [*]. Medications provided with codes of [*] must have previous billing group verification of prescription drug benefits. This requirement does not apply to Home EPOGEN and antibiotics, which are billable and do not require prior prescription drug verification.

•	ARANESP administered in-center or sent home for self-administration.

•	Administration Supply Fees (fees do not appear on the [*] report). Billing group staff manually adds the procedure code as a billable item. It is added exclusively for medications (including EPOGEN) administered in-center (“Supply By” code of [*]). The procedure code used is dependent upon the [*]. The “[*]” appears on the [*].

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•	Professional charge for the administration of vaccines. Again, this fee does not appear on the [*] report and billing group staff must manually add the procedure code as a billable item upon the administration of a vaccine.

•	[*] Services (procedure codes starting with [*])

•	Other Ancillaries (procedure codes starting with [*])

•	Catheter inspections, peritonitis exams, tubing changes, peritoneal catheter flushes

[*] Home Validation Fields	MEDICARE CASE MIX ADJUSTMENT FACTOR FOR TRAINING TREATMENTS
As of April 2005, Medicare began applying a “Case Mix” adjustment factor to each facility’s composite rate based on individual patient attributes. Medicare calculates the adjustment based on the patient’s height age and weight as of the end of the service period billed The patient’s weight and height are communicated to Medicare in the value code section of the monthly claim form. The patient’s weight in kilograms is reported with an [*] value code and the height in centimeters is reported with an [*]. These value codes, as well as the patient’s weight and height, are listed on the [*] Report whenever a training treatment with an associated exchange/treatment is set to [*]. Billing group staff must manually enter these value codes and their associated amounts on the patient’s ailment as of the last training service.
In addition to the value codes, the MMA Case Mix adjustment factor will appear on the [*] Report if a training treatment occurs with an associated exchange/treatment. This Case Mix factor only applies to Medicare primary patients and should be disregarded for patients with any other primary insurance. To obtain the adjusted composite rate for billing for Medicare primary patients, billing group staff must MANUALLY multiply the factor appearing on the reports by the training composite rate that appears during procedure entry. This adjusted composite rate must then be MANUALLY entered in M/M as the total charge.
For example, if the Medicare training composite rate equals $125.00 and the case mix factor is 1.2831, the user would multiply $125.00 by 1.2831 to obtain an adjusted composite rate of $160.39. The $160.39 is manually entered in M/M as the total charge for the training treatment.
[*]
Value entered on the ailment when EPOGEN is provided. Value may [*] and the ailment should be updated to the [*] value during each interval of charge entry.

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PROCEDURE CODE
Code applicable to the item or service provided that will be used for procedure entry in [*]. Pharmacy codes (codes starting with [*]) listed are [*] codes and the billing group must determine the correct procedure code to use based on the dosage and the available active procedure codes per a current [*] price list.
DOSE (Medications only)
This is the amount either administered to the patient in-center or the amount of medication per vial that is sent home for self-administration.
NOTE: The dose for Home EPOGEN and ARANESP sent home for self-administration should reflect the actual vial size, not the [*] that the patient is supposed to administer at home.
[*] (Medications Only)
This is the [*] that a medication was [*]. Depending on insurance coverage the billing group is allowed to add a pharmacy administration supply fee for medications that are administered in-center (“Supply By” code of [*]. Vaccines (Pneumococcal, Hepatitis, Influenza) have their own specialized pharmacy administration supply codes, as well as specialized professional fee codes.
The secondary diagnosis code attached to the [*] medication administered should also be used on its applicable administration supply or professional fee.
Pharmacy administration supply codes are as follows:
Administration Supply Fee Procedure Codes

[*]	[*]
[*]	[*]

Vaccine Administration Supply and Professional Fee Procedure Codes

Pneumococcal Admin. Supply	[*]
Pneumococcal Prof. Fee	[*]
Hepatitis B (Engerix B)/Recombivax Admin. Supply	[*]
Hepatitis B (Engerix B)/Recombivax Prof. Fee	[*]
Influenza Admin. Supply	[*]
Influenza Prof. Fee	[*]

[*]
[*] apply [*] to Medicare Method 2 support services. They are not billed for any other type of service. [*] appear on training treatments, but are not applicable to billing the training treatment.
Each occurrence of a training treatment should be [*], not [*].
SPECIAL NOTE: If a training treatment did not have an actual treatment or exchange performed, it cannot be considered a valid

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training treatment. The [*] report notes directly underneath the training service whether a treatment or exchange was performed. If a treatment or exchange was not performed, the charge cannot be considered a valid training treatment and is considered unbillable [*] Medicare Method 2 patient.
[*]
[*] codes are required for EPOGEN, ARANESP, ancillaries, lab work, medications and pharmacy administration supply/professional fee codes. If a [*] is [*] for one of these procedures, and the procedure is billable to the insurance carrier involved, contact the facility to request that [*] is updated. A new [*] report will have to be printed by the facility to a designated billing group printer once the update is made.
SUPPLY BY (Medications Only)
The supply by code denotes where a dispensed medication was obtained from and where it was administered. The [*] report will print an [*] to all supply by codes that denote [*] medications (which require billing group evaluation based on insurance coverage). Supply by codes that do not have [*] on the [*] report represent medications that are [*] to any carrier.
The following supply by codes are:
•	Billable to all insurance carriers (within contractual limits):
1.	[*] In-Center Administration

2.	[*] FMC [*] In-Center Administration

3.	[*] In-Center [*] In-Center Administration

The following supply by codes are:
•	Excluding EPOGEN or ARANESP, the codes are unbillable to Medicare and possibly other government programs (obtain other government billing rules from local management).

•	Billable (including antibiotics) to primary commercial carriers (within contractual limits).

•	Billable (excluding antibiotics) directly to carriers secondary to Medicare where prescription drug benefits have been previously verified***
4.	[*] FMC [*]/Home Administration***

5.	[*] In-Center [*]/Home Administration***

6.	[*] /Home Administration***

***	Excluding Home EPOGEN, ARANESP and antibiotics provided to treat [*], medications ordered for use in the home must have [*] insurance verification clearance of prescription drug benefits through the primary or secondary commercial carrier (services are not billable to

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Medicare).The benefits should have already been verified, and an FMS [*] Order form already approved and on file, before a medication appears on the [*] report with an [*] supply by code (excluding EPOGEN, ARANESP and antibiotics). The billing group must verify that the FMS [*] Order form is approved and on file prior to entering a charge in [*]. If this [*] process was not performed, the FMS Order form used to order the medication should be requested from the facility [*] and the patient’s commercial insurance contacted to verify the existence of prescription drug benefits. If coverage does not exist, the medication (except EPOGEN and ARANESP) is not billable. If the coverage is through a secondary carrier, the secondary carrier should be billed directly on a separate ailment from the primary carrier.

The following supply by codes are:
•	Unbillable to all insurance carriers
7.	[*]

8.	[*]

9.	[*] In-Center Administration

10.	[*] Home Administration

METHOD
For billing purposes, the method column is used for Medicare Method 2 patients exclusively. It defines the method of contact between a patient and the facility dietitian, social worker and nurse (i.e., by phone or in person). Local Fiscal Intermediaries define what methods of contact are reimbursable. Some Fiscal Intermediaries reimburse telephone contact, while others reimburse “in-person” contact only. Coverage for the different contact methods should be defined by local management with the local Fiscal Intermediary.

In-Center Hemo- Dialysis and Training Performed on the Same Day	An in-center hemodialysis treatment provided on the same day as a CAPD, CCPD or Home Hemodialysis (re-)training treatment/exchange is unbillable to Medicare and Medicaid programs. The training [*] in-center treatment [*]. The in-center treatment should be voided.

AILMENT CODING

Value Codes	EPOGEN/HOME EPOGEN/ARANESP
All EPOGEN and ARANESP services require value codes to be placed on the ailment. The code used is always [*] with an associated value that is equal to the [*]). The value appears on the [*] Report. If EPOGEN was given, and the [*]value

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does not appear on the [*], contact the facility to request that they add the value to [*]. The billing group must obtain a new copy of the [*] Report from the [*] showing the [*] prior to entering the value in [*]. Since the billing group identified the change and a new [*] is obtained, a [*] form is not required.
HEIGHT AND WEIGHT
The [*] Report and the [*] Report (when a training treatment occurs) will list the patient’s weight in kilograms and height in centimeters. The Value Codes associated with this information is [*] for weight and [*] for height. Billing Group staff must enter this information on the patient’s ailment in the next available value code available after the EPOGEN value code for the [*]. The values entered in M/M should reflect the last values reported as of the [*] date of service for the [*].
Condition Codes	Each change of modality (CAPD, CAPD Training, CCPD, CCPD Training, etc.) requires the creation of a separate ailment. The [*] report documents all modality changes and the date on which it occurred. A new ailment should be created upon each occurrence of a modality change, unless the patient already performed services under that modality within the same month. For instance, a patient starting out as CAPD in the beginning of the month, switching to CCPD Training and then returning to CAPD for the rest of the month would have a total of 2 ailments: one for CAPD reflecting the charges for the beginning and the end of the month and another for CCPD Training.
All billable charges should be attached to the ailment that corresponds to the modality that the patient was when the service was performed. The ailment should reflect the specific condition codes that apply to the different modalities. Following is a list of the modalities that require a separation in ailment, along with its corresponding condition code:

Modality	Condition Code
In-Center Hemodialysis	[*]
[*]Hemodialysis	[*]
CAPD	[*]
CCPD	[*]
Home IPD	[*]
Home Hemodialysis (including Nocturnal And Staff-Assist)	[*]
CAPD Training	[*]
CCPD Training	[*]
Home Hemodialysis Training (including Nocturnal and Staff-Assist)	[*]
Home EPOGEN*	[*]	*
Patient Residing in a Nursing Home	[*]	**

*	HOME EPOGEN can either be billed on a separate ailment where the condition code of [*] is entered in place of the [*]primary condition code of [*]. It can also be billed in conjunction with the home dialysis ailment that corresponds to the date the Home EPOGEN was given. In this case, the condition code of [*]would be placed in the [*]condition code field (under the [*] or [*], etc).

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**	This Condition Code will be reported on the [*] and [*] Report whenever the patient is found to reside in a nursing home. This condition code should be entered in the [*]condition code field after the [*] (whichever are applicable).
EXAMPLE: Services Performed:
•	CAPD Training [*]

•	EPOGEN administered in-center on [*]

•	CAPD on [*]

•	Engerix B administered in-center [*]

•	CCPD Training on [*]

•	Home EPOGEN on [*]

•	CCPD on [*]
There would be a total of 4 separate ailments, separated as follows:

	Ailments/Services		Ailment Coding

Ailment 1:	CAPD Training	[*]	[*], with the [*]EPO value code and [*]
	CAPD Training In-Center EPO	[*] [*]

Ailment 2:	CAPD Engerix B Pharmacy Supply Fee	[*] [*] [*]	[*], with [*] in condition code [*] to reflect the vaccine (under the [*])
	Vaccine Prof. Fee	[*]

Ailment 3:	CCPD Training	[*]	[*]
	CCPD Training	[*]

Ailment 4:	CCPD Home EPOGEN	[*] [*]	[*]primary condition/[*] secondary condition. Also with the [*]EPO value code and [*]

Comment/Reference Coding	The comment/reference line of each ailment should reflect:
1.	[*]

2.	[*]

3.	[*]

4.	[*] of the modality [*] [*]

5.	Primary condition code

Comment Examples	Definition
[*]	March 2003, CAPD
[*]	March 2003, CAPD Training
[*]	March 2003, Home Hemodialysis

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This format is used in order to easily identify [*] on Medicare [*] reports. Normally, Medicare allows [*]modality changes.
Influenza/Pneumococcal Vaccines	An [*] should be placed on the ailment [*]primary condition code ([*], [*], etc.) whenever a vaccine is billed.
Patients Residing in a Nursing Home	A condition code of [*] will appear on the [*] Report whenever a patient resides in a nursing home. This condition code should be entered on the patient’s ailment in the [*]condition code field.
Hospital Spans - Ailment Entry	A [*]spans may be entered on the ailment. If additional hospital stays occur; the span should be placed in the [*].

[*] REPORT REVIEW/CODING

Reporting Schedule	At intervals designated by local management, billing group staff should receive a [*] Report. It is printed by the facility [*] to a designated billing group printer. The month-end deadline for the facility is [*] on the [*] of every month.
Treatment Count Review	Billing group staff should review the [*] report for any apparent abnormalities with treatment count calculations. For instance, the treatment count for each patient should normally reflect every day of the month with only the following items reduced from the count:

For CAPD/CCPD/IPD:
•	Each [*] period that the patient was hospitalized (excluding admission and discharge dates). Admission and discharge dates are billable.

•	Each day the patient received CAPD/CCPD or Home Hemodialysis training or re-training.

•	All days following the patient’s discharge from a facility (including days following the death of a patient).

NOTE: There should be [*] in the monthly home treatment count for either [*]hemodialysis treatments. In the rare occurrence that a patient received [*]hemodialysis, the in-center services should have already been entered into [*] through the charge [*] process and a [*] code already attached (obtained from the [*] screen in [*]). The monthly treatment count entered by the facility should not have contained any deductions for the [*]hemodialysis service and should be billed on a separate ailment.

[*]hemodialysis [*]. There also [*] have been any [*]home peritoneal treatment count

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for the time the patient obtained [*]hemodialysis. Any billable medications received during the [*]hemodialysis treatment that posted to [*] through the charge [*] should be moved to the home dialysis claim.

Any discrepancies should be reported to the facility’s [*] and [*] must be updated prior to making changes to what will be entered into [*]. If any changes are required, the facility must print a new [*] or [*] report to a designated billing group printer. Since the billing group identified the correction, a [*] form is not required.

Treatment Count Coding	Once treatment counts are verified, the report must be coded for patient modality and then treatment procedure code. In addition, it should be verified that all patients performing home dialysis have treatment counts appearing on the report. The [*] in [*] provides both modality information and is also used to verify that all patients have been accounted for.

The [*] can be accessed in [*], using the following menus:
From [*] Main Menu:
•	[*]

•	[*]

•	[*]

•	[*]Method 2

On the [*] report, the patient’s modality is documented next to their name so that the correct treatment procedure code can be determined. In addition, each patient on the [*] should have treatment counts on the [*] Report unless there is an open temporary absence or the patient is on [*]hemodialysis. If a patient is found to not have treatment counts appearing on the report, first determine if the patient has obtained other home services by verifying that the patient appears on the [*] report. If the patient appears on the [*], contact the facility to determine if counts should be entered for the patient. If the patient is not appearing on the [*], verify whether there is an open temporary absence or if the patient is obtaining [*]hemodialysis. If so, the patient likely [*]. The facility should still be contacted to [*]. If any changes are required in [*], the [*] must print a new [*] or [*] report to the billing office printer. Since the billing group identified the error, a [*] form is not required.

Medicare Method 1, Medicaid and	Once modalities are identified, the Medicare Method 1, Medicaid and commercial patients are then coded using one of the following procedure codes:
Commercial

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

Description	Procedure Code
CAPD	[*]
CCPD	[*]
Home Hemodialysis	[*]
Intermittent Peritoneal Dialysis (IPD)	[*]

Normally, the treatments are added into [*] using the date span that is listed on the [*] report. Some commercial carriers may require [*]. In these cases, each billable day must be entered [*].

The MMA Case Mix adjustment factor will be provided for every patient on the [*] Report; however, this factor only applies to Medicare primary patients and should be disregarded for patients with any other primary insurance. Billing group staff must use this factor to obtain the adjusted daily composite rate for billing Medicare primary patients. To obtain the adjusted daily composite rate, billing group staff must MANUALLY multiply the factor appearing on the report by the daily composite rate that appears during procedure entry. This adjusted composite rate must then be MANUALLY multiplied by the number of billable days. The user then MANUALLY inputs the [*] AND the total charge.

For example, if the daily composite rate equals $54.70 and the case mix factor is 1.2831, the user would multiply $54.70 by 1.2831 to obtain an adjusted composite rate of $70.19.

The $70.19 is then manually multiplied by the number of billable days. If the number of billable days is 30, then the total charge is equal to $2,105.70 ($70.19 x 30). This amount must be manually entered in the total charge field of procedure entry.

See Ailment section above for ailment coding based on modality and services provided

Medicare Method 2	FMS does not normally support this billing method. For detailed information regarding which Method 2 patients may be admitted to an FMS facility, see the Method Selection section under Facility Responsibilities.

For Method 2 patients, Medicare is billed for support service [*] provided by the nurse, social worker and/or dietitian. Although some Fiscal Intermediaries allow support to be billed at a [*] rate, FMS billing groups [*]. In addition, the reimbursable forms of support service contact vary by Fiscal Intermediary [*]. Local AR management should contact their Fiscal Intermediary in order to define rules regarding what forms of contact are reimbursable.

Support Services [*]

The [*] Report is used to bill Method 2 support services by the [*]. Although [*] must be charged, Medicare caps the total charge at $121.15. Charges over this cap rate will not be reimbursed and require [*]. The amount over the cap rate should [*].

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

The procedure codes used to bill support service [*] appear on the [*] Report, along with the person providing support and the form of contact. Where Fiscal Intermediaries allow, all forms of support service contact should be billed.

Although training treatments include [*], the [*] are ignored and the training treatment is billed as [*]. Training treatments are not considered support service. If support services are provided on the same day as a training treatment (which includes a treatment/exchange), the training treatment would be billed [*]support service. However, if the [*] report documents that a treatment or exchange [*], it cannot be considered a valid training treatment. In this case, the training treatment may be billed [*]as support services to a Medicare Method 2 patient. Training services and support services require separate ailments.

In addition to dietitian, social worker and nursing support [*], a separately billable lab support fee is billable [*] if any lab services appear on the [*] report. This is a [*] charge [*]lab service. Procedure codes used to bill the lab support fee are as follows:

Description	Procedure Code
CAPD Lab Support	[*]
CCPD Lab Support	[*]
Home Hemodialysis Lab Support	[*]

Multiple Treatment Modalities	Occasionally patients may perform multiple forms of home dialysis within the same month. This occurs when a patient is performing one modality and completes training for a new modality. Each change in modality that affects treatment counts should appear as a separation in counts on the [*] report. The [*] report documents all changes in modality and can be used to determine which modality should be billed [*]. If it is not separated appropriately, or if it is not clear, the facility [*] should be contacted to clarify.

Corrections to Monthly Treatment Counts	The facility may need to make changes to the monthly treatment count due to hospitalization dates not previously known or due to a death of a patient. The facility is expected to immediately e-mail or fax a [*]form to the billing group [*], as well as print a new [*] Report to a designated billing group printer. A [*] form is [*] if the billing group identifies and reports to the facility a problem requiring correction in [*]. However, the facility must still print a new [*] report to a designated billing group printer before the billing group can update [*].

BALANCING AND REPORT FILING

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

Balancing [*] [*] to [*]	The billing group must balance home treatment counts, training treatments and EPOGEN entered into [*] with [*] prior to [*] or performing the month-end process. This function is performed by generating a [*] report and comparing the totals to other reports generated in both [*] and in [*].

INITIAL STEPS

A [*] has to occur prior to beginning the balancing process (whether performed manually or [*]).

A [*] report (M/M [*]) should be generated and it is the primary document with which all other reports will be compared.

BALANCING MONTHLY HOME TREATMENT COUNTS

The [*] report and the [*] report reflecting the date span of services entered into [*] are required for this process.
1.	On the [*] report, add the CAPD, CCPD, Home IPD and Home Hemodialysis treatments together (do not include training). This total is compared to the total count listed on the last page of the [*] Report.*
*	NOTE:	The total listed on the last page of the [*] report may be used as long as there are no Method 2 patients in the facility. In the rare instance that valid Method 2 patients exist, add all the Method 2 treatments on the [*] report together and subtract from the total on the last page. This total is then compared to the one obtained per the [*] report.
•	IF TREATMENTS ARE IN BALANCE:

The next group of services should be balanced (Training Treatments and EPOGEN-see below).

•	IF TREATMENTS ARE OUT OF BALANCE:

A [*] report (M/M [*]) should be generated to determine if the variance is due to [*] void [*]. Home services appearing on the [*] Report that are not a [*] (voided items [*] items) will cause the current month treatment count to be out of balance.
❖	IF THE [*] REPORT SHOWS A VARIANCE:
•	If the void [*] variance is [*] error, notate the variance with an explanation on the [*] report and move on to balancing the next group of services (Training Treatments and EPOGEN — see below).

•	If the void [*] variance [*] error, correct the entry in [*] and move on to balancing the next group of services (Training and EPOGEN — see below).

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]
❖	IF THE [*] REPORT DOES NOT SHOW A VARIANCE:
•	A [*] report for procedure group [*] (M/M [*]) should be generated. Compare each patient’s treatment count on the [*] to each patient’s count listed on the [*] report to identify the variance(s). Enter all corrections into [*] and proceed to balancing the next group of services (Training Treatments and EPOGEN).
BALANCING TRAINING TREATMENTS AND EPOGEN (BOTH IN-CENTER ADMINISTRATION AND HOME EPO)

IMPORTANT. It is crucial that all parties are up to date with charge [*] and home patient data entry for this balancing method to work. This means that the [*]date pulled for in-center services by charge [*] should match the [*] date of services entered in [*] for the home program.

Initially, the [*] Report and the [*] reports are used to perform this process.
1.	The [*] should be generated for the date span which corresponds to the dates of service entered into [*] and should include [*] In-Center and Home Patients ([*]). Both in-center and home patients are included because the [*] Report includes both without the option to exclude.

2.	The training treatment totals from the first page and the In-Center EPOGEN/Home EPOGEN totals from the last page of the [*] are compared to the [*] report totals.
•	IF BOTH TRAINING AND EPOGEN BALANCE:

Proceed to the Final Step below.

•	IF TRAINING TREATMENTS OR EPOGEN DO NOT BALANCE:

The [*] report (M/M [*]) may identify the error(s) if the error occurred on entries made to [*] previous to the current day. The report compares [*] treatment and EPOGEN entries to [*], but it [*] errors on services entered [*].

❖	IF ALL VARIANCES ARE IDENTIFIED:

Correct entries and proceed to the Final Step below.

❖	IF ALL VARIANCES ARE NOT IDENTIFIED:

It must be determined whether the variance is [*] charges or due to [*] void [*].
•	DETERMINING [*] VS [*] VARIANCES
A [*] report ([*]) should first be generated in [*] for the date span reflecting the

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

dates of service [*] entered into [*]. The training treatments and EPOGEN totals on this report are then compared to the [*] report generated at Step 1 under balancing Training Treatments and EPOGEN.
▪	IF THE TOTALS MATCH FOR EITHER TRAINING OR EPOGEN PER THE TWO REPORTS:

The variance is due to [*]. A [*] (M/M [*]) should be generated to identify the entries causing the variance.
☐	IF THE VARIANCE IS NOT A [*] ERROR:

The variance should be [*] on the [*] report. If all variances are accounted for, proceed to the Final Step below.

☐	IF THE VARIANCE IS A [*] ERROR:

All errors should be corrected in [*]. Once all variances are corrected and accounted for, proceed to the Final Step below.
▪	IF THE TOTALS DO NOT MATCH FOR EITHER TRAINING OR EPOGEN PER THE TWO REPORTS:

The variance is [*] and the following functions should be performed for the particular service out of balance.
☐	TRAINING VARIANCE

A [*] Report (M/M [*]) should be generated for the specific training procedure code reflecting the training modality out of balance. This report is then compared to the [*] Report that reflects the same date span of services. Once the variance is identified, all corrections should be entered into [*].
➢	IF EPOGEN IS ALREADY IN BALANCE:
Proceed to the Final Step below.

➢	IF EPOGEN IS NOT IN BALANCE:
Complete EPOGEN/HOME EPOGEN VARIANCE procedure (next).
☐	EPOGEN/HOME EPOGEN VARIANCE

A [*] report ([*]) and the [*] report previously generated to determine whether the variance was prior [*] is used in this process.

The [*] report is generated in [*] date of service [*]. Each date of service is then compared to the [*]

FMCNA Financial Procedures Manual — Facility/Billing Group	Rev. [*]
Home Program	[*]

[*] report until the date(s) out of balance are identified. Once the date(s) are identified, both the [*] report and the [*] report are generated again in [*] for only those dates of service out of balance. The reports are then compared to identify the individual patient(s) out of balance.

Once all corrections are made to [*], proceed to the Final Step below.

FINAL STEP

If any corrections were made to [*], a [*] must be performed and a new [*] report generated to verify treatments are now in balance. Once services are in balance, [*] or the normal month-end process may proceed. Keep all reports used to complete the balancing process and file along with the other [*] reports.

Report Filing	All reports generated during the charge entry or balancing process should be kept in a binder dedicated to Home Program Services. Each facility should have its own binder and the reports should be neatly filed and in date order (oldest on bottom to most recent on top). This is required as the reports are the only [*] of how and why services were entered into [*].

FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]
Preparing and Processing Write-Offs and Recoveries

Overview

Introduction	This financial procedure outlines Fresenius Medical Care’s policy regarding the approval of write-offs. It also outlines the procedure steps to be followed for preparation and processing of write-offs. In addition it outlines the policy for proper processing of recoveries against amounts that have been previously written off.
Policy	All eligible write-offs should be processed on a [*] basis.
The [*] Worksheet is the report used for determining what patient or indigent waiver balances are eligible for write-off in any [*]. All balances appearing on the [*] Worksheet should be submitted for approval in the [*] they appear on the worksheet, along with the [*]. All balances meeting the established documentation requirements below should be approved and returned to the billing group in time to be processed in the [*] that they appeared on the [*] Worksheet. Any balances that the billing group is not submitting for approval should have a note written on the [*] Worksheet regarding the reason for the delay in the write-off. Any balances where approval is denied should have a comment on the [*] explaining the reason for denial.
An insurance balance may need to be written off for reasons such as, Medicaid [*] programs that do not pay the [*] Medicare, [*] not met or [*] filings by insurance carriers. These claims do not appear on the [*] Worksheet. Use the [*] for the pertinent insurance company and highlight the claim (s) for which you are requesting write-off approval. It is also important that these write-offs are prepared, approved and processed in a timely manner.
Proper Classification	It is important that write-offs are properly classified as Medicare or Non-Medicare. The criteria for each classification are listed below.

•	Medicare Write-Offs

•	Medicare must be the primary insurance.
•	Balance must be co-insurance and or deductible, for Medicare [*], after Medicare has paid.
•	Balance must be patient responsibility or covered by an approved waiver.

•	Exception — Balances where Medicaid [*] secondary pays less than Medicare [*] should be classified as a Medicare Write-Off.

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]

•	For patient balances not covered by an approved waiver, account must be at least [*] days old from the first patient statement and reasonable collection efforts to obtain payment were completed and documented. Refer to [*] procedure ([*]) for instructions.

•	Note: A claim should only be written off once all payments are received and all collection efforts have been exhausted. There should not be [*]-[*] as this causes problems with the bad debt schedule. Refer to M/M [*] [*] for instructions on how to edit Bad Debt Schedule in the event this situation should occur.

•	Non-Medicare Write-Offs

•	Patient balances where Medicare is not the primary insurance or where the patient has no primary insurance. An approved waiver may cover these.

•	[*] write-offs.

•	Balances that cannot qualify for Medicare bad debt due to lack of supporting documentation.

Documentation Requirements	The required documentation must be attached to each write-off before the balance can be approved for processing. Documentation requirements are listed below:

•	Medicare Write-Off Documentation

•	[*] Worksheet
•	Medicare [*] copy
•	Copies of any secondary payments received, patient or insurance. Please note that copies of denials or other [*] should also be included.
•	Waiver, front and back, that covers dates of service being requested for write-off. ([*] approval date [*].) Please note that if your FI requires the supporting back up for the waiver, it should be included as part of the write-off package.
•	If no waiver, copies of patient statements. Make sure statement date is legible on the photocopy.
•	[*] or other supporting documentation i.e., [*].

•	Non-Medicare Write-Off Documentation

•	Copy of [*] indicating balance is patient responsibility.
•	Waiver, front and back, that covers dates of service being requested for write-off. ([*] approval date [*].)

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]

•	If no waiver, copies of patient statements.
•	[*] or any other supporting documentation.
•	If an [*] write-off, denial indicating such along with a hard copy of the [*] screen which reflects any [*] plus any correspondence for appeals.

Approval Requirements	Appropriate approval must be received before write-offs can be processed. Approval levels are as follows:

•	[*] and Indigent Waiver balances that appear on the [*] Worksheet require [*] and A/R Manager approval. Copies of the [*] will be provided to the [*] and [*] at the end of each [*]

•	Note- Balances where Medicaid [*] do not pay the [*] will not appear on the [*] Worksheet. These only require A/R Manager approval. At the discretion of the A/R Manager, these write-offs may be processed at the time of payment posting, with the approval taking place after the processing of the write-off. If any write-off is not approved, the A/R Manager will request that it be [*].

•	Insurance balances, with the exception of Medicaid and State Renal secondary claims as noted above, which will not appear on the [*] Worksheet, require the following approvals:

•	Batch totals < $ [*]- requires [*] and A/R Manager approval.
•	Batch totals > $ [*]- requires [*], A/R Manager and [*] approval.

•	Copies of the [*] will be provided to [*] and [*].
•	Note- Insurance balance write-offs, with the exception of Medicaid [*], should be batched by patient.

Medicare Bad Debt Schedule	Medicare Bad Debt Schedules must be updated and balanced [*]. At the end of the cost report year, normally [*] of each year, a full Medicare Bad Debt Schedule must be run and the total balanced to the [*](Medicare Bad Debt). The [*] will sign the last page of each facility’s Bad Debt Schedule. The [*], or other personnel as designated by the [*], will complete a Schedule [*] for each facility and submit to the A/R Manager or designee for review and signature according to the established deadline.

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]

Recovery of Bad Debt	Recoveries, just like write-offs, must be classified correctly between Medicare and Non-Medicare. If the original write-off was a Medicare Write-Off, the recovery would be a Recovery of Medicare Bad Debt. If the original write-off was Non-Medicare, the recovery would be a Non-Medicare Recovery of bad debt. Regardless of whether the recovery is Medicare or Non-Medicare, the money should only be posted as a recovery when the write-off took place in a prior cost reporting period. If the write-off was processed during the current cost reporting period, the write-off must be [*] and, if the write-off was a Medicare write-off, the Medicare Bad Debt Schedule must be edited.

Note: In most cases the cost report year is equal to the company’s [*] but this could differ for [*] or [*] facilities.

All Medicare recoveries must be entered onto the appropriate Medicare [*].

At year-end, the Medicare [*] must be totaled and balanced to the [*] (Medicare Recoveries). The Medicare [*] are submitted, along with the [*] and the Medicare Bad Debt Schedule, to the A/R Manager or designee for review according to the established deadline.

Objectives	This procedure outlines the write-off process for balances deemed uncollectible. It establishes the criteria, documentation and approval requirements so that, where possible, Medicare [*] can be obtained in accordance with company and Medicare guidelines.

Procedure Steps	The primary steps in this procedure are:

1. Preparing Write-Offs for Approval

2. Approval of Write-Offs

3. Posting Approved Write-Offs

4. Processing Recoveries

In this Procedure	This procedure contains the following topics.

Topic	See Page
Preparing Write-Offs for Approval	5
Write-Off Approval	8
Posting Approved Write-Offs	10
Processing Recoveries	12

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]
1.  Preparing Write-Offs For Approval

Purpose	In order to recognize bad debt in a timely and accurate manner, the billing group must prepare write-offs for approval on a [*] basis.
Responsibility	The billing group staff will prepare write-off packages [*] and include back up documentation in accordance with policy. The [*] will review and approve as appropriate and forward to the A/R Manager for the next level approval (s) as required by policy.
Procedure	Follow the steps below in preparation of write-off packages.

Step	Who	Action
1	[*]	Each [*], run the [*] Worksheet for both [*] Indigent and [*] Patient responsibility to determine which balances are eligible for write-off. Refer to the [*] for instructions.

2	[*]	Review each item on the worksheet. Where there are no discrepancies, the write-off amount will carry over to the APPROVED column for Medicare (M/C) write-offs. For Non-Medicare (NON M/C) write-offs, the amt will have to be carried over into the APPROVED (NON M/C) column. For Medicare Write-Offs, where the amount does not carry over to the approved column, you must explain why, if you are requesting approval for this item. Some acceptable reasons for this would be:

•	Patient deductible- (Medicare [*] must reflect the same amount applied to the deductible that appears in the M/C [*] column).

•	Minor adjustment needed due to discrepancy with pharmacy rates.

•	There may also be [*] amounts which would be due to the fact that Medicare reimburses [*] for certain services; [*].

Once you have explained the amount in the M/C [*] column, you must then write the amount you are requesting for write-off in the APPROVED (M/C) column.
Note: The amount being requested for write-off must match the coinsurance amount on the [*] (or coinsurance

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]

Step	Who	Action
+ deductible amount).

3	[*]	If the [*] Worksheet indicates a primary insurance, there must be a PRIMARY PAYMENT reflected. If not there must be an explanation.
For Medicare Write-Offs where the worksheet reflects a secondary insurance and there is no OTHER PAYMENT reflected, this must be investigated and explained.
Note: The insurance coverage on the worksheet reflects the current insurance information in [*]. Therefore, it is possible that the coverage for the dates of service being submitted for write-off was different than the current coverage. If this is the case, cross out the incorrect coverage and write in the correct information for the dates of service in question.
4	[*]	Attach the back up documentation as required, in accordance with the policy, depending on whether the write-off is Medicare or Non-Medicare.
For ease in review and approval, the documentation should be in the same order as the items on the [*] Worksheet.
5	[*]	For any items not being submitted for approval, indicate a reason why on the worksheet. Some valid reasons might be:

•	Waiver expired — (balance should be transferred to patient)

•	Medicare [*] (balance should be transferred back to Medicare)

6	[*]	Run the [*] by Insurance for any insurance balances you are requesting for write-off. Highlight the items for which you are requesting write-off approval.
7	[*]	Attach the back up in accordance with policy. The documentation should be in the same order as the items on the [*].
8	[*]	Complete a [*] recording the [*] totals according to Medicare and or Non-Medicare. Write-Offs should be segregated according to the necessary approval levels, with separate [*]

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]

Step	Who	Action
[*] for each batch.
9	[*]	Give completed write-off batches to [*] for review and approval.

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]
2.  Write-Off Approval

Purpose	In order to recognize bad debt in a timely and accurate manner, the A/R Manager, along with all other required authorizers, should review and approve write-offs on a [*] basis.
Responsibility	The [*] and A/R Manager are responsible for the review and approval, or denial, of all write-offs. They are responsible to ensure that the reason for write-off and back up documentation are all in accordance with policy. Any write-offs where the reason for write-off or the documentation [*]. Any write-offs requiring [*] approval, per policy, will be forwarded to the [*]. Write-offs should be reviewed and approved, in accordance with policy, by all [*] and returned to the billing group within the [*] so there are no delays in processing.
Procedure	Follow the steps below in reviewing and approving write-off packages.

Step	Who	Action
1	[*]	The [*] will review all items submitted for write-off, ensuring that the required documentation is attached. If a [*] is denied, it should be noted on the [*].
The [*] will sign [*] of the [*] Worksheet or the [*] along with signing the [*], ensuring that totals are revised to reflect any changes based on [*].
2	[*]	Submit approved write-offs to A/R Manager for review and approval.
3	A/R Manager	The A/R Manager will review and approve, or deny, all write-off packages, ensuring the reason for write-off and back up documentation are all in accordance with policy. Any approved write-offs requiring additional approval, per policy, will be forwarded to the [*] for review and approval. Any approved write-offs not requiring additional approval, will be returned to the billing group [*].
4	[*]	The [*] is responsible for reviewing and approving /denying any insurance write-off batches totaling [*]. This review and approval /

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]

Step	Who	Action
denial should take place [*].

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]
3.  Posting Approved Write-Offs

Purpose	In order to recognize bad debt in a timely and accurate manner, the billing group should process all approved write-offs in the [*] they are approved.
Responsibility	The billing group will receive approved write-off packages from the A/R Manager or [*].
Procedure	Follow the steps below in processing approved write-off packages.

Step	Who	Action
1	[*]	Receive approved write-offs from the A/R Manager or [*].
2	[*]	Enter the approved write-offs into M/M. Be sure to enter one of the following write-off [*] codes:

Code	Description
[*]	Medicare Write-Off
[*]	Non-Medicare Write-Off
[*]	Medicare Write-Off — Indigent Waiver
[*]	Non-Medicare Write-Off — Indigent Waiver
[*]	Medicare Write-Off — [*]
[*]	Non-Medicare Write-Off — [*]
[*]	Non-Medicare Write-Off — [*]
[*]	Non-Medicare Write-Off — [*]
[*]	Medicare Write-Off — Medicaid [*]
[*]	Medicare Write-Off — [*]
[*]	Non-Medicare Write-Off — [*]
Refer to the M/M [*] for instructions.

3	[*]	Run the [*]. Compare the totals on this report to the approved totals on the [*]. Verify that the Write-Offs were entered correctly as Medicare or Non-Medicare. This report must be run and approved by the [*].

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]

Step	Who	Action
Note: [*] appear under [*].
Refer to the M/M [*], for instructions.
4	[*]	Prior to the [*], compare the [*] to the approved totals on the [*] to ensure that only approved write-offs were entered. Sign and date the report once all data has been reviewed and approved.
5	[*]	At the [*], after all approved write-offs have been processed, run the [*], either [*] copy or [*] version, and forward to the [*] and [*].

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FMCNA Financial Procedures Manual — Facility / Billing Group	Revised [*]
Preparing and Processing Write-Offs and Recoveries	[*]
4. Processing Recoveries

Purpose	When balances that were written off in a previous cost reporting period are later paid, this money must be processed as a recovery of bad debt. The recovery must be processed accurately as Medicare or Non-Medicare.
Responsibility	The billing group must investigate all [*] to determine whether they are recoveries, [*] or non a/r cash. If the payment is identified as a recovery it must be posted, through [*], to the correct [*].
Procedure	Follow the steps below in processing recoveries of bad debt.

Step	Who	Action
1	[*]	Investigate all [*] to determine whether they are a recovery of bad debt, an [*] or non a/r cash.
2	[*]	If the payment is determined to be a recovery of bad debt, determine whether the write-off was processed in a [*]. If it was, then the recovery will be posted through [*] using the appropriate [*] so the money posts to the correct [*] (Medicare Recovery) [*] (Non-Medicare Recovery). If the write-off was processed during the [*], [*] the write-off and, if the write-off was a Medicare Write-Off, update the Medicare Bad Debt Schedule by [*] the corresponding entry.
3	[*]	For recoveries of Medicare Bad Debt, complete the Medicare [*]. Make copies of the [*] and attach to the [*]. Subsequent recoveries for the [*] cost report year can be recorded on the same [*].
4	[*]	At year- end, total the Medicare [*], balance the total to the [*], record the information on the [*] and attach to the Medicare Bad Debt Schedule for submission to the A/R Manager.

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Procedure

Fresenius Medical Services
Credit and Collection
Overview

Purpose	This financial procedure provides instructions for follow-up and documenting reasonable collection efforts throughout the billing and collections process.

Table of Contents	The table below lists the topics in this document.

Topic	See Page
Overview	1
Commercial Insurance Billing and Follow-Up	2
Patient Payment Obligations	7
Medicare Collections	13
Medicaid Collections	21
Collections Documentation	24

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	1 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Commercial Insurance Billing and Follow-Up

[*] Claim Follow-up	The following actions should be taken for [*] Claim Follow-up:

Step	Action
1	If the claim is [*], try to determine which services were [*] before making a call. Be aware of [*].
2	If the carrier is a contracted carrier, analyze claim against contract. Know your contracts! If there seems to be a contract issue versus an individual claim processing issue, see section below regarding contract issues. If balance is due to [*], advise billing group management [*] to ensure that system is updated to prevent further claim payment issues.
3	Call payer.
4	If this insurance is still active in the billing system, verify that the payer still shows the coverage as active.
5	If balance is due from payer, request that claim be [*]. Verify and document turn-around time on [*] processing.

Contract	The following actions should be taken for Contract Issues:
Issues Follow-up

Step	Action
1	Before making a call, review contract and [*] to verify billing requirements. Do your best to research the issue and understand the problem in advance of making a call.
• If a copy of the contract is not available in the billing group, notify billing group management who should contact [*] for a copy.
2	Work with [*] and/or [*] as necessary to resolve contractual payment issues.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	2 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

Step	Action
3	Ensure payer system is updated to prevent [*] with claims adjudication.
4	Do not adjust [*] balances due to contract issues, i.e., incorrect payments as per the contract terms or [*] coverage questions. [*] should be made aware of all contract related payment issues.

Denied Claims Follow-up	The [*] reasons for the denial of claims are listed below. Billing Group collections personnel will promptly address these problems directly with the patient. [*], [*] and/or [*] may provide assistance in resolving the problems; however, the Billing Group has primary responsibility in this area. Always follow these steps for each type of denial.

Denial Type	Action
Insurance [*]	1. Contact payer and request the following information:
• Reason for and date of [*].
• If plan is an Employer Group Health Plan (EGHP), request the date that the EGHP notified the carrier of the [*].
• In addition, request the date that the carrier updated their system with this information.
• Verify that patient’s policy [*] or [*].
2. Call [*] or [*] to ask if the patient has provided an update of insurance information.
3. If the [*] or [*] has no updated information, call the patient immediately to obtain updated coverage information.
• If new coverage exists, verify new policy, obtain authorization if required and update the applicable system and bill the payer. If applicable, process void and [*], once approved.
• If EGHP was primary and no new EGHP coverage [*], determine whether patient has Medicare. If

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	3 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

Denial Type	Action
yes, follow steps outlined above. If no, set patient up as [*] primary and void and [*] all applicable claims, once approved.
4. Contact [*] or [*] and request assistance as necessary based on the outcome of the steps above. If [*] coverage, notify the [*].

5.   When a patients’ insurance has been [*], [*] must be completed, or the patient must produce documentation supporting that [*] has been approved and is in process, within [*]. If the [*] has not taken place within [*] and documentation is not able to be produced, the patient must be [*].

No Authorization / Referral	1. Verify in the billing system if an authorization/referral number exists and is valid for the date of service.
2. Verify that the number is in the correct [*] in the billing system so that it transmits on the claim.
3. If authorization / referral number found, contact payer and verify the following:
• [*]?
• If yes, request [*] the system. If [*] locates authorization / referral, request that claim be [*] as a [*] as this was a payer [*].
• If no, immediately request an updated authorization / referral and work to obtain a [*] authorization for the necessary period of time to cover the outstanding claims.

4.   If there is [*] authorization / referral number, immediately obtain a [*] authorization / referral and work to obtain a [*] authorization / referral for the necessary period of time to cover the outstanding claims.

5. If unable to obtain [*] referral / authorization, request a review of the case. Notify the patient of the

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	4 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

Denial Type	Action
problem and request his/her assistance as necessary. [*] authorization / referral [*].

Note: There are circumstances where the [*] authorizations. In these instances, it is not necessary to [*].

6.   If the patient is unable to obtain a [*] authorization, an appeal should be initiated. Reference the carrier’s [*] to determine whether the patient must initiate the appeal or if the provider is able to file appeals.

[*] Filing	1. Check system for [*] date [*] date(s) and [*] reports (if applicable), before making call.
2. Review [*] documentation gathered above and [*] claims address with the [*].
• If the claims address is correct and documentation supports [*] filing, request fax number to fax documentation. Request [*] review for [*] processing.
• If the claims address is incorrect, but documentation supports [*] filing, still request fax number to fax documentation. Make sure to include copy of [*] indicating address was previously verified. Do not forget to have the applicable system updated with correct address for future claims.
• If the [*] is unable to accept a fax, send a written request for review and include all supporting documentation. The request should be sent [*] for proof of receipt.
• In any of the above cases, follow-up in [*].
3. If documentation does support proof of [*] filing or if request for review (above) is denied, file an appeal. Reference the payer [*].
Coordination of Benefits	1. Review the Billing Group [*] Worksheet and ensure we are billing the correct

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	5 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

Denial Type	Action
primary payer. Once you have confirmed that the carrier is primary, request phone number from [*] where the member can have information updated.

2.   Call the patient and request that they call the payer to update the Coordination of Benefit (COB) file on their next visit to the facility. Explain the necessity of having this information updated to prevent the patient from becoming responsible for the balance.

• Notify the [*] or [*] to have the patient call the payer on his/her next visit and remind him / her to document who they spoke with and when.
• On the day after the patient calls, call the [*] to verify that COB information has been updated and request all claims be [*].
3. If the patient fails to call the payer on his/her next visit, notify the [*] to have the patient call the carrier on their next visit and to document who they spoke to and when.
• On the day after the patient calls, call [*] to verify that COB information has been updated and request all claims be [*].

4.   If the patient still fails to call, send a letter to the patient, with a copy to the [*], requesting that they call their payer to have the file updated. Explain that if this information is not updated within [*] all outstanding claims will become their responsibility.

5. If the patient does [*], the [*] should call the patient. [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	6 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Patient Payment Obligations

Patients with a [*] Balance	The following applies to all payment amounts due from the patient regardless of whether those amounts are [*] or are payments of deductibles, co-payments or coinsurance obligations associated with insured coverage.

Step	Action
1	Reasonable collection efforts will be made to collect all balances due. The efforts may include a combination of all or some of the following collection activities:
• patient statements,
• [*],
• [*],
• telephone calls to patients,
• meetings or phone calls with [*], [*] or [*],
• assessment of patient’s financial resources,
• use of professional collection agencies or legal counsel for cases where insured patients, regardless of payer, receive checks but do not forward funds per instructions
2	If the patient indicates they are [*] balance [*], notify the [*] or [*] and [*] via email so they can begin the Indigent Waiver process.
The execution of a [*] should be considered as an alternative for patients who have past due balances and are [*] for Indigent Waiver. Refer to approved [*] Form and Guidelines.
3	FMCNA reserves the right to discharge patients for the following reasons:
• those who [*] insurance for which they may be eligible • those who [*] an Indigent Waiver.
4	All collection activity, except the mailing of the monthly statement, must be documented in the [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	7 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

Step	Action
5	All calls from patients who have questions about their statements must be [*] and any [*] as necessary. Billing Groups should always accept [*].
6	If a statement is [*] to the Billing Group due to an incorrect [*] address:
1. Enter a [*] into the billing system.
2. Utilize [*] available to locate the correct address. [*]
3. Address corrections for, active patients, should be confirmed with the patient or facility prior to changing in the system.
4. Address corrections for inactive patients should be updated in the system.
7	If a [*] is received from the patient statement [*].
• Active Patients — Contact the facility and verify the correct address. Request for the appropriate system to be updated prior to the [*].
• Inactive patients — Billing group should update the appropriate system prior to the [*].
8	If a [*] is received from the patient statement [*]:
• Any patient statement that has an invalid address will not be sent.
• Each billing group will receive a report that lists any patients for which [*].
• The billing group must obtain a correct valid address and ensure that it is entered into the appropriate system in order for [*].
9	For [*] patients, the statement address should [*] unless written notification is received from the [*] or the [*]. In such cases, [*] should be updated in the patient’s address file in the billing system.
Note: Patient name should [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	8 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

[*] Patients	The following guidelines should be followed for [*] patients:
1. [*] patients will be billed monthly as part of the patient statement process.
2. Patient should be contacted on a [*] regarding [*] balances.
3. Status of [*] patients should be reviewed with the [*] and/or [*] if the patient is [*] with payment, has not completed a [*] or has not applied for an insurance for which they are eligible.
4. Failure by a patient to [*] is grounds for [*].

Patients Being Billed for Amounts That Are Patient’s Responsibility	The following actions should be taken for Patients being billed for amounts that are patient responsibility:

Step	Action
1	• Once all payments have been received from all insurance [*] balance on the account must be [*] transferred to patient responsibility.
• A patient statement will automatically be generated and mailed to the patient when the next monthly statement cycle is run and each month thereafter until the balance is resolved.
• Patients must be called routinely, and [*], until the balance is resolved.
2	If full payment is not received, a [*] statement will automatically be generated. Note: Patient statements are generated as part of month-end processing.
3	If full payment is still not received, a [*] statement will automatically be generated, along with a [*].
4	If full payment is still not received, a [*] statement will automatically be generated.
5	If full payment is still not received, a [*] statement will automatically be generated along with a [*].
6	• Finally, if [*], the account may be reviewed for [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	9 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

Step	Action
• Refer to [*].
• [*] will continue to automatically be generated until the balance is resolved.
IMPORTANT: The only instance where a patient balance can be [*] is for [*] where written notification is received from the [*].
Summary of Collections Timetable

Summary of Collections Timetable
[*] days	[*] statement sent, [*] collection call made
[*] days	[*] statement sent
[*] days	[*] statement sent along with a [*]
[*] days	[*] statement sent
[*] days	[*] statement sent along with a [*]
[*] days	Statements and [*] will continue to automatically be generated until the balance is resolved.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	10 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

Patients Who Receive Insurance Checks	The following actions should be taken for patients who receive insurance checks directly:

Step	Action
1	If during insurance verification, the payer indicates that they do not accept [*]:
1. The [*] Letter should be prepared and sent to the patient, making them aware that the checks will be sent directly to them.
2. Copies of the letter should be sent to the [*] and/or [*] and [*].
3. The expectation is that the [*] or [*] will meet with the patient to review the letter and the process for handling insurance payments.
2	Once the Billing Group is informed by the payer that a check has been mailed to the patient, the following steps should be performed:
1. The [*] Letter should be prepared and sent to the patient to notify them to expect the insurance payment and provide instructions on how to handle the check upon receipt.
2. Copies of the letter should be sent to the [*] and/or [*] and [*].
3. The applicable balance should be transferred to patient responsibility so that the patient will receive a statement during the next monthly patient statement run.
4. The Billing Group should make collection calls to the patient and follow up with the [*] or [*] on a [*] basis whenever the patient is expected to receive insurance checks.

   5.   If after [*] days from the date the patient receives the insurance check, the patient has still not [*], the [*] Letter should be prepared and sent to the patient, notifying them that the balance will be turned over to collections if not paid within [*] days from the date of [*] the letter.

6. Copies of the letter should be sent to the [*] and/or [*] and [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	11 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

Collection Agency Placement	• Any balance where the patient refuses to remit payments received directly from their insurance must be placed with a collection agency for collection.
• [*] collection agency [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	12 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services
Medicare Collections

[*] Batch [*]	The following steps should be performed [*] Medicare:

Step	Action
1	Log online to Medicare and print the Provider Batch List Report for each facility. This report contains the following information for each facility:
• Date and time received
• Total # claims in batch
2	Forward completed package to Management for review.
Note: Management [*] facility batches [*].
3	Investigate [*] batches to confirm reason for failure and resubmit batches as needed.
4	Repeat steps 1-2 above for resubmitted batches.

[*] (RTP)	Follow the guidelines below for Medicare claims that go into [*] (RTP) [*].
• Claims normally start showing up in the RTP [*] of claims by Medicare.
• RTP [*] should be checked and claims should be worked [*].
• Any [*] because of [*] RTP claims should be [*] for Management.
List below are the [*] reasons that claims will go into the RTP [*] and actions necessary to correct the claims.

RTP Reason	Action
Patient / Insured Health Identification Number And Name Do Not Match
•   The patient’s name on the claims must match the Social Security Card exactly. If there are discrepancies, contact the [*] or [*] for assistance with clarification and so that they can correct the patient’s name in the appropriate system.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	13 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

RTP Reason	Action
• Patient may need to update their name with the Social Security office.
[*]	1. On the [*] the RTP is received, fax an [*] letter to the facility [*], requesting a diagnosis code for support of [*]. Letter should include a [*].
2. If after [*] is received:
• [*] requesting status of the outstanding request.
• If after [*] there is still no response, [*] the [*] and copy the [*].
3. Upon receipt of an updated [*] code:
• Verify that the [*] code has been changed in the applicable [*] system
• Update the [*] code in the applicable billing system
• Enter the corrected code into [*]
4. If the claim RTPs again, based on the [*] received from the facility, move the [*] to [*]. This will allow the [*].
• If [*] code is verified as correct and there is no additional [*], contact the [*] to determine whether this should be adjusted or whether we would proceed with an appeal when the service is denied.
• If a new code is provided, update the appropriate system and [*]. If [*] is still denied, contact the [*] following procedures for appeals.
Method Selection Issues	• Verify that the Method Selection Form on file matches the Method set up in the billing system.
• If there is no form on file, contact the [*] for a copy.
• The [*] allows providers with [*] the ability to view and/or enter the [*] Selection information.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	14 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

RTP Reason	Action
[*]	The billing group cannot [*] claims that hit a [*]. • [*] will show up in the [*].
• [*] must be printed from the on-line system and forwarded to the facility [*] with the [*].
• Reference [*] and [*] billing group responsibilities with respect to [*].
• With the exception of [*], any claims that remain in [*] for longer than [*] days should be addressed with [*] at the [*].
Denied Claims	Listed below are the [*] reasons that claims will be denied and actions required:
• [*] coverage or [*] coverage [*].
• Verify coverage via the [*] system.
• Verify billing with the correct [*]. Coverage may be through the [*], in which case, the patient’s coverage may be under the [*] Social Security Number.
• If not eligible, determine whether premiums are paid by [*].
• If yes, contact [*].
• If no, contact patient [*].
• Was patient aware of [*]?
• Inform patient that they must see the [*] or [*] on their next visit so they can contact the local Social Security Office to determine why Medicare was [*] and to request [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	15 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

RTP Reason	Action
• Contact the [*] or [*] and [*] and notify them regarding the [*] to ensure follow-up with the patient on their next visit.
• Send letter to patient and copy [*] and [*] confirming the Medicare [*] and outlining expectations.
• If there is no [*] of [*] in process within [*], the patient should be set up as [*] primary. Claims for service dates after the Medicare [*] date should be Void and [*].
• [*] coverage. • An open ESRD / EGHP, [*] or [*] record exists at [*].
• Print all [*] records from the [*] system to determine what EGHP Medicare believes the patient has. Pay particular attention to the [*] record(s) [*] date. [*] record(s) [*].
• Does EGHP information match the billing system?
• If no, contact patient [*]. If new insurance information is accurate, [*] insurance and complete a new Billing Group [*] worksheet. If [*] Worksheet agrees with Medicare’s determination, update the applicable system and complete void and [*] once approved. If Medicare’s insurance information is inaccurate, contact [*] department for resolution.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	16 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

RTP Reason	Action
• If yes, review original Billing Group [*] Worksheet to determine why we are billing Medicare primary. Review all the facts surrounding that determination
• i.e., [*] COB [*] dates, [*] and [*] employment status for those with Medicare [*] ESRD.
• If discrepancies are found with original information, complete a new Billing Group [*] worksheet with revised information.
• If the new [*] Worksheet agrees with Medicare’s determination, update the appropriate system and complete void and [*] once approved.
• If Medicare’s insurance information is inaccurate, contact [*] department for resolution.
• If [*] file is to be updated, check [*] and contact [*] office as necessary until file updated. [*] office and Billing Group management as necessary. Involve patient in resolution as necessary.
• If patient [*], send letter to patient and copy [*] and [*] Explain that if [*] department is [*] that all outstanding claims will be transferred to patient.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	17 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

RTP Reason	Action
• An [*] exists at [*].
• Once we are certain that the ESRD diagnosis is not related to the [*], re-enter claim into [*] with an [*] code [*] with the [*] date of service [*]. Also, enter the comment, “ESRD treatment not related to [*] ”.
• Set up a [*] so that the [*] code [*] along with [*] date of service [*] and the comment can be added to the [*] screen [*] before billing is completed to avoid unnecessary denials.
• Charges are covered under a Medicare Advantage Plan
• Call Medicare [*] to inquire about the specific Medicare Advantage Plan that is primary as the [*] system only references a [*] code.
• Contact the Medicare Advantage Plan to verify eligibility and obtain authorization if needed.
• If patient is not eligible according to the Medicare Advantage Plan, contact patient immediately to confirm correct information.
• Complete voids and [*], once approved, as necessary.
• Patient enrolled in Hospice
• Re-enter claim into [*] with a condition code [*] in the [*] condition code field, (after the [*]).
• Set up a [*] so that the condition code [*] can be added to the [*] screen [*] before billing is completed to avoid unnecessary denials.
• [*] Filing Re-enter claim into [*] system adding a [*] code and explanation on [*] of claim.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	18 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

RTP Reason	Action
[*]	If a claim is [*]:
• Identify reason for [*] by reviewing the details of the charges online.
• Verify that total [*] and covered [*] match.
Note: Use the [*] to scroll down by service to compare total [*] to covered [*].
• Review [*] for [*]. Note: [*] will allow the screen to move [*] in order to view the reason [*].
• If [*] due to [*] code, complete and fax the [*] to facility attention [*] requesting [*] turnaround. If response not received, refer to RTP section [*] for steps to follow.
• Check charges in the billing system and compare to charges in [*] system. Note: [*] should be investigated and Management notified.

Medicare	The following actions should be taken for Medicare Follow-up:
Follow-up

Step	Action
1	Medicare [*] should be run each [*] right after [*], excluding [*].
2	Follow-up on all [*]. Collections activity must be documented in the billing system.
3	Request information from the facility as necessary. Always establish a [*] and follow-up with [*] or [*] if information is not received.
5	If it is determined that a claim is not on file in the Medicare system, investigate why. Note: [*] RTP [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	19 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure

Fresenius Medical Services

Step	Action
6	[*] the claim in the billing system and resubmit electronically.
7	Once the [*] Medicare payments are posted, Medicare [*] should be [*], including [*]. This will identify any [*] Medicare claims.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]

Credit and Collection Procedure Financial Manual — Billing group		PAGE	20 Of 24

©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services
Medicaid Collections

Medicaid	The following actions should be taken for Medicaid follow-up:
Follow-up

Step	Action
1	Depending on the state, there are different methodologies in place for Medicaid eligibility verification and follow-up [*] , state Medicaid on-line systems or via telephone.
2	Medicaid regulations often dictate [*] . [*] filing denials!
3	• For most states an electronic batch is automatically sent for verification via [*] (approximately the [*] and the [*] ) and responses posted to the billing groups’ [*] .
• If your state does not have verification available via [*] then one of the other means listed above should be used.
4	Claim collection follow-up must be initiated no later than [*] days from date of submission and [*] .
5	Medicaid secondary claims may crossover from Medicare. Medicaid collections staff should know how their Medicaid secondary claims are billed.

Medicaid	The following actions should be taken for Medicaid follow-up:
Follow-up

Step	Action
[*]	Using the technology available [*], check claim status.
	•	Claim paid
		o	Verify date [*] and determine if [*] has been [*]. If necessary, call to verify whether payment is being [*] by a [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]
Credit and Collection Procedure Financial Manual — Billing group		PAGE	21 Of 24
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services

Step	Action
		•	[*]
			o	Verify Medicaid eligibility for entire date span.
			o	If still eligible for entire date span, [*] claim and [*] or resubmit electronically as applicable.
				•	Submit [*] claim if this is your only alternative.
				•	[*] claims with [*] may be required for secondary claims.
[*] Medicaid [*]	1.	Verify eligibility with [*].
		•	Immediately obtain a [*] authorization / referral and work to obtain a [*] authorization / referral as necessary.
		•	If unable to obtain [*] referral / authorization, notify the patient of the problem and request assistance as necessary.
		•	If still unable to obtain [*] authorization, request an appeal. Refer to [*].
	2.	If eligible, update the billing system then void and [*] at correct [*] once void approved.
	3.	If not eligible, verify Medicaid eligibility again to see if Medicaid has updated their file.
	4.	If still no eligibility, call Medicaid [*] regarding discrepancy.
[*] Medicare	1.	Verify Medicare eligibility on [*]
	2.	If eligible, update billing system and perform void and [*] at Medicare [*]
[*] date of service	1.	Check eligibility.
	2.	If patient has [*] eligibility, check to see date patient became eligible. [*] to cover eligible dates of service and resubmit claim.
	3.	If patient has no eligibility, transfer to patient responsibility or IW as applicable.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]
Credit and Collection Procedure Financial Manual — Billing group		PAGE	22 Of 24
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services

Medicaid [*]	•	Medicaid collections staff must know the [*] for their state.
	•	FMCNA has a responsibility to ensure that any FMCNA charges used to satisfy a [*] are not billed to the state Medicaid program. Refer to Medicaid [*] and [*] .

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]
Credit and Collection Procedure Financial Manual — Billing group		PAGE	23 Of 24
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Procedure
Fresenius Medical Services
Collections Documentation

Collections Documentation	•	Billing Group personnel are responsible for documenting all collection activities involved in obtaining reimbursement.
	•	Problems, actions, dates and names should be clearly documented.
	•	Telephone calls to patients associated with collection efforts must be documented. Refer to [*] for additional guidance.
	•	Use of [*] is recommended.
	•	Additional documentation such as a correspondence or e-mail from the [*] , [*] , [*] or [*] should be sent to [*] using the appropriate Document Type.
	•	When contacting third party payers [*] the [*] or last [*] . Note: Often a [*] will only provide a [*] ; however, it is recommended that you [*] .
	•	It is also important to document the [*] , if applicable

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]
Credit and Collection Procedure Financial Manual — Billing group		PAGE	24 Of 24
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Policy
Fresenius Medical Services
Credit and Collections

Overview	The purpose of the Credit and Collections Policy is to establish processes that govern third party claim submissions and follow-up, handling of denials, patient collections, record keeping, and use of collection agencies. Consistent with Medicare regulations this Credit and Collections Policy will be followed for all patients, regardless of payer source. This includes consistent documented reasonable collection efforts.
Insurance Billing and Follow-Up	Following is a listing of Insurance Billing and Follow-up guidelines. Guidelines must be followed as applicable to each payer.
•	All claims must be filed [*] and in accordance with payer guidelines and/or contracts that determine the claims submission cycle.

•	Where not otherwise specified, claims should be submitted [*].

•	Claims follow-up should be initiated [*] date of submission or sooner based upon [*].

•	Whenever possible, claims should be filed electronically and no less frequently than [*]. All available on-line systems should be utilized for claim status, [*] and eligibility verifications.

•	Follow-up requirements will vary based on payer contracts, payer [*], and whether submission was electronic or paper. The expectation is for all insurers to [*] based on the contract terms or the state’s [*] standards.

•	Initial follow-up on a claim should occur [*] submission date. Note: Follow-up on [*] submissions for [*] should be performed [*]. Subsequent follow-up should be performed as appropriate.

•	Staff responsible for following up on claims with contract payers should have a full understanding of the contract terms. [*].

•	Always remember, many payers, both contracted and non-contracted, have [*] submission [*]

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]
Credit and Collection Policy Financial Manual — Facility/Billing group		PAGE	1 Of 4
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Policy
Fresenius Medical Services
•	[*] eligibility, for active patients, should be re-verified each time a call is made to a payer.

•	When any information is faxed, always call to verify receipt of fax. Scan into [*] using the [*] document type.

•	Always request the items below from [*] and document this information in the billing system:
•	[*],

•	[*](whichever the payer is using [*] in their system)
•	Always remember that the patient/policyholder is the insurance company’s customer.
•	Do not hesitate to utilize the patient/policyholder as a resource in problem resolution as they have more leverage than the provider.

•	Do not hesitate to [*] sent to the carrier if you believe that their involvement will help. They are ultimately responsible for seeing that their claims are paid.
•	When calling third party payers [*]. Note: Attempts should always be made to obtain the [*].

•	It is also important to document the [*]

•	If the patient is expected to receive insurance checks directly, the billing group must notify the patient and facility that checks are forthcoming. [*] check [*] FMS.

Payment Problems	Prompt action must be taken to resolve:
and Denials	• all claims denials, • coverage issues, • insurance [*], • coordination of benefits issues, • contract issues, • incorrect [*].

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]
Credit and Collection Policy Financial Manual — Facility/Billing group		PAGE	2 Of 4
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Policy
Fresenius Medical Services

A comprehensive detailed description of the problem and actions to resolve the problem must be documented in the billing system.

Note: Any [*] due to [*] or RTP must be [*] for Management.

Patient Payment Obligations	Reasonable collection efforts must be made to collect all balances due the provider. Efforts may include a combination of all or some of the following collection activities:
•	patient statements,

•	[*],

•	[*],

•	telephone calls,

•	meetings with [*],

•	assessment of patient’s financial resources,

•	use of professional collection agencies or legal counsel for cases where insured patients, regardless of payer, receive checks but do not forward funds per instructions

[*] not covered by an Indigent Waiver will be billed monthly as part of the patient statement process. [*] should be contacted a [*] and the status of [*] patients should be reviewed with the [*] and/or [*] if the patient is [*], has not completed a [*] or has not applied for an insurance for which they are eligible. Failure by a patient to [*] is grounds for [*].

Patient deductibles, co-payments and [*] balances after insurance must be transferred to patient liability [*] following posting of the insurance payment when there is no secondary coverage with other insurance or Medicare.

[*] where [*] has been filed must be removed and the file with the [*] if the service dates are prior to the [*] date or the patient has [*]. All collection efforts [*] for all service dates prior to the [*] date. The [*] will file all [*] the billing groups behalf. Refer to [*] for details regarding handles of balances.

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]
Credit and Collection Policy Financial Manual — Facility/Billing group		PAGE	3 Of 4
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Policy
Fresenius Medical Services

Guidelines below should be followed for [*] patient balances:
•	Patient name should [*]

•	Statement address should [*] unless written notification is received from the [*] or the [*]. In such cases, [*] should be updated in the patient’s address file in the billing system.

Collections Documentation	All collection activities must be documented in the billing system. In addition, to establish an [*], additional backup documentation should be sent to [*] using the appropriate Document Type.. [*] Refer to retention policy for retention guidelines.
END OF DOCUMENT

DOCUMENT	DOCUMENT REVISION	ISSUE DATE:	EFFECTIVE DATE
[*]	[*]	[*]	[*]
Credit and Collection Policy Financial Manual — Facility/Billing group		PAGE	4 Of 4
©2007, Fresenius Medical Care Holdings, Inc. All Rights Reserved.

Exhibit C

EXHIBIT C
to
AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

List of Special Account Banks, Designated Account Agents and Concentration Bank

SRM (LABS)
Fleet Bank
Spectra East, Inc.
Lockbox [*]
[*]

Fleet Bank
Spectra Labs, Inc.
Lockbox [*]
[*]

DPD (Products)

Fleet Bank
Fresenius USA Manufacturing, Inc.
Lockbox [*]
[*]

Fleet Bank
Fresenius USA Home Dialysis, Inc.
Lockbox [*]
[*]

Bank of America
Fresenius USA Marketing Inc
Lockbox [*]
[*]

DSD (Services)
Wachovia Bank
Bio Medical Applications Management Co.
Lockbox [*]
[*]
NBU
Mid Atlantic, Ohio Valley, Eastern PA and Erie Regions

Bank of America
Bio Medical Applications Management Co.
Lockbox [*]
[*]
NBU
North and South New England Regions

Bank One
BMA of Michigan
Lockbox [*]
[*]
CBU
Michigan Region

LaSalle Bank NA
Everest Healthcare Holdings
Lockbox [*]
[*]
NBU
Everest Facilities

Wachovia Bank
Bio Medical Applications Georgia
Lockbox [*]
[*]
EBU
NC, SC, GA, AL, TN

M&T Bank
Bio Medical Applications Co., Inc.
Lockbox [*]
[*]
EBU
VA, W VA, KY, IN, MD, DC

Bank One
Bio Medical Applications Management Co.
Lockbox [*]
[*]
SBU
LA, OK, AR, TN, MS

LaSalle Bank NA
Everest Healthcare Holdings
Lockbox [*]
[*]
CBU
Transitioning all CBU facilities except Michigan to this account

Bank of America
Bio Medical Applications Management Co.
Lockbox [*]
[*]
SBU
Florida

Bank One
Bio Medical Applications Puerto Rico
[*]
Lockbox [*]
SBU
Puerto Rico

Bank One
Bio Medical Applications Texas
[*]
Lockbox [*]
SBU
Texas

Bank of America
Bio Medical Applications of Arizona
[*]
Lockbox [*]
WBU
All WBU except Hawaii payments remitted from Hawaii

First Hawaiian Bank
Bio Medical Applications of California
[*]
Mail Code 61123
PO Box 1300
Honolulu, HI 96807-1300
Wachovia Bank
Fresenius Medical Care Holdings, Inc. — North BU

2

Lockbox [*]
[*]

Wachovia Bank
Fresenius Medical Care Holdings, Inc. — Central BU
Lockbox [*]
[*]

Wachovia Bank
Fresenius Medical Care Holdings, Inc. — South BU
Lockbox [*]
[*]

Wachovia Bank
Fresenius Medical Care Holdings, Inc. — East BU
Lockbox [*]
[*]

Wachovia Bank
Fresenius Medical Care Holdings, Inc. — West BU
Lockbox [*]
[*]

Wachovia Bank
Fresenius Medical Care Holdings, Inc. — Southwest BU
Lockbox [*]
[*]

Bank of America
Apheresis Care Group
[*]

Bank of America
RCG Indiana LLC
Lockbox [*]
[*]

Bank of America
Dialysis Centers of America d/b/a RCG- Central Illinois
[*]

National City
Michigan Home Dialysis Center Inc.
Lockbox [*]
[*]

National City
RCG Indiana LLC
Lockbox [*]
[*]

Bank of America
RCG East, Inc,
Lockbox [*]
[*]

Harris Bank
Dialysis Centers of America Illinois, Inc.
Lockbox [*]
[*]

AmSouth
Renal Care Group of the Southeast, Inc.
Lockbox [*]
[*]

3

AmSouth
Naples Dialysis Center, LLC
Lockbox [*]
[*]

AmSouth
Renal Care Group of the Southeast d/b/a NNA of the MidSouth
Lockbox [*]
[*]

Wachovia
Brevard County Dialysis
[*]

Wachovia
West Palm Beach Dialysis
Lockbox [*]
[*]

Wachovia
Clermont Dialysis Center
Lockbox [*]
[*]

Intrust Bank
Renal Care Group of the Midwest, Inc.
Lockbox [*]
[*]

Bank of America
RCG Louisville
Lockbox [*]
[*]

Bank of America
RCG University
Lockbox [*]
[*]

Wells Fargo
Renal Care Group Alaska, Inc.
Lockbox [*]
[*]

Wells Fargo
Renal Care Group Northwest, Inc.
Lockbox [*]
[*]

Bank of America
Renal Partners, Inc.
[*]

AmSouth
Northeast Alabama Kidney Clinic
Lockbox [*]
[*]

Bank of America
Northeast Alabama Kidney Clinic
Lockbox [*]
[*]

4

Bank of America
RCG of the South
Lockbox [*]
[*]

Wachovia
Clayton County Dialysis
Lockbox [*]
[*]

Wachovia
Norcross Dialysis Center
Lockbox [*]
[*]

Wachovia
Henry Dialysis Center
Lockbox [*]
[*]

Wachovia
Cobb County Dialysis
Lockbox [*]
[*]

Wachovia
Holton Dialysis Center
Lockbox [*]
[*]

Wachovia
Douglas County Dialysis
Lockbox [*]
[*]

Wachovia
Cartersville Dialysis
Lockbox [*]
[*]

Wachovia
Stone Mountain Dialysis
Lockbox [*]
[*]

Wachovia
Covington Dialysis Center
Lockbox [*]
[*]

Wachovia
Smyrna Dialysis Center
Lockbox [*]
[*]

Bank of America
RCG Texas, Inc.
Lockbox [*]
[*]

Bank of America
Renal Care Group Southwest Holdings, Inc.
[*]

5

AmSouth
RCG Mississippi Inc. d/b/a Kidney Care
Lockbox [*]
[*]

AmSouth
RCG Mississippi Inc. d/b/a RCG Ferriday/RCG Helena
[*]

Bank of America
RCG Supply Co.
[*]

AmSouth
RCG Mississippi Inc. d/b/a NNA of Mississippi
Lockbox [*]
[*]

AmSouth
RCG Memphis, LLC
Lockbox [*]
[*]

AmSouth
RCG Memphis East, LLC
Lockbox [*]
[*]

AmSouth
RCG Martin, LLC
Lockbox [*]
[*]

AmSouth
RCG Memphis South, LLC
Lockbox [*]
[*]

AmSouth
RCG Whitehaven, LLC
Lockbox [*]
[*]

AmSouth
RCG Marion, LLC
Lockbox [*]
[*]

AmSouth
NNA of Florida, LLC d/b/a RCG of Florida, LLC
Lockbox [*]
[*]

AmSouth
RCG Mississippi Inc. d/b/a NNA of Louisiana
MSC [*]
[*]

AmSouth
Renal Care Group Central Memphis, LLC
Lockbox [*]
[*]

6

AmSouth
Renal Care Group of the Midwest, Inc.
Lockbox [*]
[*]

Bank of America
RCG Texas, Inc.
[*]

Bank of America
Dialysis Management Corp.
[*]

Bank of America
Stat Dialysis Corp.
[*]

Bank of America
RCG Arkansas
[*]

Bank of America
NNA Operating Account
[*]

Bank of America
National Nephrology Associates, Inc.
[*]

Bank of America
RCG Saint Luke’s LLC
[*]

Bank of America
Kentucky Renal Care Group LLC
Lockbox [*]
[*]

Bank of America
Satellite Kidney Disease Centers, Inc.
Lockbox [*]
[*]

Bank of America
RCG of the Ozarks, LLC
Lockbox [*]
[*]

Bank of America
RCG East Texas LLP
Lockbox [*]
[*]

Bank of America
NNA Harrison, LLC
Lockbox [*]
[*]

Bank of America
NNA East Orange, LLC
Lockbox [*]
[*]

Bank of America
NNA of Paducah, LLC
[*]

7

Bank of America
RCG Irving LP
Lockbox [*]
[*]

Bank of America
Dialysis Centers of America
Lockbox [*]
[*]

First National Bank
Physicians Dialysis Co. Inc.
[*]

Greenfield Banking Company
RCG Greenfield
[*]

Harris Bank
Arlington Heights
Lockbox [*]
[*]

Ironstone
Naples Dialysis Center, LLC
[*]

National City Bank
RCG Westlake
Lockbox [*]
[*]

National City Bank
RCG Westlake
Lockbox [*]
[*]

National City Bank
Three Rivers Dialysis Services LLC
Lockbox [*]
[*]

National City Bank
Maumee Dialysis Services, LLC
Lockbox [*]
[*]

National City Bank
RCG Bloomington, LLC
Lockbox [*]
[*]

National City Bank
Columbus Area Renal Alliance
[*]

National City Bank
Southwest Michigan
[*]

National City Bank
RCG Toledo
[*]

8

Wachovia
Renal Care Group East, Inc.
Lockbox [*]
[*]

Wells Fargo
RCG South New Mexico
Lockbox [*]
[*]

Wells Fargo
RCG Southwest LP
Lockbox [*]
[*]

Wells Fargo
BMA of Nevada
Lockbox [*]
[*]

KeyBank
Physicians Dialysis Co. Inc.
[*]

KeyBank
Physicians Dialysis Co. Inc.
Lockbox [*]
[*]

KeyBank
Physicians Dialysis Co. Inc.
Lockbox [*]
[*]

KeyBank
Physicians Dialysis Co. Inc.
Lockbox [*]
[*]

KeyBank
Physicians Dialysis Co. Inc.
Lockbox [*]
[*]

AmSouth
NMC Funding Corporation
[*]

Bank of America
NMC Funding Corporation
[*]

National City
NMC Funding Corporation
[*]

Wachovia
NMC Funding Corporation
[*]

Wells Fargo
NMC Funding Corporation
[*]

JP Morgan
NMC Funding Corporation
[*]

9

Exhibit 10.2

Exhibit D

EXHIBIT D

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF SPECIAL ACCOUNT LETTER

EXHIBIT D

FORM OF SPECIAL ACCOUNT BANK LETTER

[DATE]

[Name and Address of
          Special Account Bank]

[Name of Originating Entity]

Ladies and Gentlemen:

Reference is made to our depositary account[s] number[s]          maintained in the name of the undersigned (the “Originating Entity”) with you (the “Account[s]”).

Unless otherwise directed by the Originating Entity, you are hereby instructed to transfer funds on deposit in the Account[s] solely to the following account by [ACH transfer or, if so directed by the Originating Entity, by wire transfer][intrabank transfer]:

[Name, number and designation of (i) the Concentration Account and

Concentration Account Bank or (ii) the Intermediate Concentration Account, as applicable].

Each such transfer shall be made at the end of each banking day on which the amount on deposit in the Account[s] exceeds $20,000, with the amount of the transfer being equal to the total amount of such funds in excess of $5,000; provided that that Originating Entity may, at its option, deliver a standing instruction to you to effect such transfer at the end of each banking day regardless of the amount on deposit in the Account[s], with the amount of the transfer being equal to the total amount of funds in the Account[s].

Please agree to the terms of, and acknowledge receipt of, this letter by signing in the space provided below on two copies hereof sent herewith and send the signed copies to NMC the Originating Entity at its address at 920 Winter Street, Waltham, MA 02451, Attention: Mark Fawcett.

Very truly yours,

[NAME OF ORIGINATING ENTITY]

By:
Title

Agreed and acknowledged:

[NAME OF SPECIAL ACCOUNT BANK]

By:
Title:

EXHIBIT E

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF SUBORDINATED NOTE

Subordinated Revolving Note

Lexington, Massachusetts	August 28, 1997

1.  Note.  For value received, the undersigned, NMC Funding Corporation, a Delaware corporation (the Borrower), hereby unconditionally promises to pay to the order of National Medical Care, Inc., a Delaware corporation (the Lender), in lawful money of the United States of America and in immediately available funds, on the Collection Date (as defined below) the aggregate unpaid principal sum outstanding of all Revolving Loans made from time to time by the Lender to the Borrower pursuant to and in accordance with the terms of that certain Receivables Purchase Agreement dated as of August 28, 1997 between the Lender and the Borrower (as amended, restated, supplemented or otherwise modified from time to time, the Purchase Agreement). Reference to Section 2.2 of the Purchase Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. The Collection Date shall be the later to occur of (i) the Termination Date under that certain Transfer and Administration Agreement dated as of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the TAA) among the Borrower, Enterprise Funding Corporation (the Company), certain Bank Investors from time to time party thereto (together with the Company, the Investors), National Medical Care, Inc. as Collection Agent and NationsBank, N.A., as Agent for the Investors, and (ii) the date all of the Aggregate Unpaids under the TAA shall have been repaid in full and all other obligations of the Borrower to the Investors and the Agent thereunder or in connection therewith shall have been indefeasibly satisfied in full (such Aggregate Unpaids and other obligations being the Senior Claim). All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

2.  Interest.

(a) The Borrower further promises to pay interest on the outstanding unpaid principal amount of any Revolving Loans from the date hereof until payment in full hereof at a rate per annum equal to the one-month LIBOR rate (as reported in the Bloomberg proprietary online service) plus 1.5% (the Interest Rate). The Interest Rate shall be re-set on the first Business Day of each month, based on the rate reported in Bloomberg on that date, and the rate shall be in effect during the month then beginning.

(b) If the Borrower shall default in the payment of any principal hereof, the Borrower promises to, on demand, pay interest at the rate of the Interest Rate plus 1.0% on any such unpaid amounts, from the date such payment is due to the date of actual payment.

(c) Interest shall be payable on the first calendar day of each month (or, if such day is not a Business Day, the next following Business Day) in arrears, provided, however, that the Borrower may elect, on the date any interest payment is due hereunder, to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Revolving Note.

3.  Principal Payments.

(a) The outstanding principal of any loan made under this Subordinated Revolving Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

(b) The Lender is authorized and directed by the Borrower to enter in the Lender’s books and records the date and amount of each Revolving Loan made by it which is evidenced by this Subordinated Revolving Note and the amount of each payment of principal made by the Borrower, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of the Lender to make any such entry or any error therein shall expand, limit or affect the obligations of the Borrower hereunder.

1

4.  Subordination.  The indebtedness evidenced by this Subordinated Revolving Note is subordinated to the prior payment in full of all of the Borrower’s obligations under the TAA. The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Investors and/or any of their assignees (collectively, the Senior Claimants) under the TAA. Until the Collection Date, the Lender shall not demand, accelerate, sue for, take, receive or accept from the Borrower, directly or indirectly, in cash or other property or by set-off or any other manner (including, without limitation, from or by way of collateral) any payment or security of all or any of the indebtedness under this Subordinated Revolving Note or exercise any remedies or take any action or proceeding to enforce the same. The Lender hereby agrees that it will not institute against the Borrower any proceeding of the type constituting an Event of Bankruptcy unless and until the date that is one year and one day after the Collection Date has occurred. Nothing in this paragraph shall restrict the Borrower from paying, or the Lender from requesting, any payments under this Subordinated Revolving Note so long as (i) the Borrower is not required under the TAA to set aside the funds proposed to be used for such payments for the benefit of, or otherwise pay over such funds to any of the Senior Claimants, (ii) no Termination Event or Potential Termination Event shall have occurred and then be continuing under the TAA and no Collection Agent Default shall have occurred and then be continuing under the TAA and (iii) the making of such payment would not otherwise violate the terms and provisions of either the Purchase Agreement or the TAA. Should any payment, distribution or security or proceeds thereof be received by the Lender in violation of the immediately preceding sentence, the Lender agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.

5.  Bankruptcy; Insolvency.  Upon the occurrence of any Event of Bankruptcy involving the Borrower as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of the Senior Claim (including Discount accruing under the TAA after the commencement of any such proceeding, whether or not any or all of such Discount is an allowable claim in any such proceeding) before the Lender shall be entitled to receive any payment on account of this Subordinated Revolving Note, and to that end, any payment or distribution of assets of the Borrower of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Revolving Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

6.  Amendments.  This Subordinated Revolving Note shall not be amended, modified or terminated except in accordance with Section 9.2 of the Purchase Agreement.

7.  Governing Law.  This Subordinated Revolving Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws and decisions of the State of New York. Wherever possible each provision of this Subordinated Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordinated Revolving Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subordinated Revolving Note.

8.  Waivers.  All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. The Lender additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Revolving Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

9.  Assignment.  This Subordinated Revolving Note may not be assigned, pledged or otherwise transferred to any party without the prior written consent of the Agent, and any such attempted transfer shall be void.

2

In witness whereof, the Borrower has executed this Subordinated Revolving Note on the date first written above.

NMC Funding Corporation

By:	/s/ James V. Luther
James V. Luther, President

3

EXHIBIT F

To

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF ACTIONS AND SUITS

SECTIONS 3.1(g), 3.1(k) and 3.3(e)

3.1(g)(i)	Transferor:	None
3.1(g)(ii)	Affiliates:	The following is an excerpt from the Form 6-K filing of Fresenius Medical Care G & Co. KGaA (the “Company”) with the Securities and Exchange Commission for the period ending June 30, 2008:

Legal Proceedings (in thousands)

Commercial Litigation

The Company was originally formed as a result of a series of transactions it completed pursuant to the Agreement and Plan of Reorganization dated as of February 4, 1996, by and between W.R. Grace & Co. and Fresenius SE (the “Merger”). At the time of the Merger, a W.R. Grace & Co. subsidiary known as W.R. Grace & Co.-Conn. had, and continues to have, significant liabilities arising out of product-liability related litigation (including asbestos-related actions), pre-Merger tax claims and other claims unrelated to National Medical Care, Inc. (“NMC”), which was W.R. Grace & Co.’s dialysis business prior to the Merger. In connection with the Merger, W.R. Grace & Co.-Conn. agreed to indemnify the Company, FMCH, and NMC against all liabilities of W.R. Grace & Co., whether relating to events occurring before or after the Merger, other than liabilities arising from or relating to NMC’s operations. W.R. Grace & Co. and certain of its subsidiaries filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the “Grace Chapter 11 Proceedings”) on April 2, 2001.

Prior to and after the commencement of the Grace Chapter 11 Proceedings, class action complaints were filed against W.R. Grace & Co. and FMCH by plaintiffs claiming to be creditors of W.R. Grace & Co.-Conn., and by the asbestos creditors’ committees on behalf of the W.R. Grace & Co. bankruptcy estate in the Grace Chapter 11 Proceedings, alleging among other things that the Merger was a fraudulent conveyance, violated the uniform fraudulent transfer act and constituted a conspiracy. All such cases have been stayed and transferred to or are pending before the U.S. District Court as part of the Grace Chapter 11 Proceedings.

In 2003, the Company reached agreement with the asbestos creditors’ committees on behalf of the W.R. Grace & Co. bankruptcy estate and W.R. Grace & Co. in the matters pending in the Grace Chapter 11 Proceedings for the settlement of all fraudulent conveyance and tax claims against it and other claims related to the Company that arise out of the bankruptcy of W.R. Grace & Co. Under the terms of the settlement agreement as amended (the “Settlement Agreement”), fraudulent conveyance and other claims raised on behalf of asbestos claimants will be dismissed with prejudice and the Company will receive protection against existing and potential future W.R. Grace & Co. related claims, including fraudulent conveyance and asbestos claims, and indemnification against income tax claims related to the non-NMC members of the W.R. Grace & Co. consolidated tax group upon confirmation of a W.R. Grace & Co. bankruptcy reorganization plan that contains such provisions. Under the Settlement Agreement, the Company will pay a total of $115,000 without interest to the W.R. Grace & Co. bankruptcy estate, or as otherwise directed by the Court, upon plan confirmation. No admission of liability has been or will be made. The Settlement Agreement has been approved by the U.S. District Court. Subsequent to the Merger, W.R. Grace & Co. was involved in a multi-step transaction involving Sealed Air Corporation (“Sealed Air,” formerly known as Grace Holding, Inc.). The Company is engaged in litigation with Sealed Air to confirm its entitlement to indemnification from Sealed Air for all losses and expenses incurred by the Company relating to pre-Merger tax liabilities and Merger-related claims. Under the Settlement Agreement, upon confirmation of a plan that satisfies the conditions of the Company’s payment obligation, this litigation will be dismissed with prejudice.

In April 2008, W.R. Grace & Co. announced an agreement in principle with the asbestos creditors’ and equity security holders’ committees in the Grace Chapter 11 Proceedings to settle all present and future asbestos-related personal injury claims. The agreement in principle and W.R. Grace & Co.’s related bankruptcy reorganization plan

1

are subject to conditions including resolution of claims of other creditors and Bankruptcy Court and District Court approvals.

On April 4, 2003, FMCH filed a suit in the U.S. District Court for the Northern District of California, styled Fresenius USA, Inc., et al., v. Baxter International Inc., et al., Case No. C 03-1431, seeking a declaratory judgment that FMCH does not infringe on patents held by Baxter International Inc. and its subsidiaries and affiliates (“Baxter”), that the patents are invalid, and that Baxter is without right or authority to threaten or maintain suit against FMCH for alleged infringement of Baxter’s patents. In general, the alleged patents concern the use of touch screen interfaces for hemodialysis machines. Baxter filed counterclaims against FMCH seeking more than $140,000 in monetary damages and injunctive relief, and alleging that FMCH willfully infringed on Baxter’s patents. On July 17, 2006, a jury verdict was entered in favor of FMCH finding that all the asserted claims of the Baxter patents are invalid as obvious and/or anticipated in light of prior art. On February 13, 2007, the court granted Baxter’s motion to set aside the jury’s verdict in favor of FMCH and reinstated the patents and entered judgment of infringement. Following a retrial on damages, the court entered judgment on November 6, 2007 in favor of Baxter on a jury award of $14,300. On April 4, 2008, the court denied Baxter’s motion for a new trial, established a royalty payable to Baxter of 10% of the sales price for continuing sales of FMCH’s 2008K hemodialysis machines and 7% of the sales price of related disposables, parts and service beginning November 7, 2007, and enjoined sales of the 2008K machine effective January 1, 2009. We have appealed the court’s rulings to the Court of Appeals for the Federal Circuit. We are confident that we will prevail on appeal and have made no provision in our financial statements for any potential liability in this matter. If we are unsuccessful on all appeals, including any appeal of the royalty, the royalties payable to Baxter on the machines and disposable supplies that are subject to the court’s order are estimated to be in the range of $2 million to $4 million per month. In the interim period until our appeal is decided, we are funding a court-approved escrow account at the rate noted above. If we win the appeal, the escrowed funds will be returned to us with interest. We are pursuing design modifications to the 2008K machine that we expect will limit the scope of royalty payment exposure and permit the continued sale of the modified 2008K machine after the January 1, 2009 injunction effective date, irrespective of the outcome of our appeal.

Gambro Pty Limited and Gambro Lundia AB (“Gambro AB” and, together with Gambro Pty Limited, “the Gambro Group”) commenced litigation against FMC AG & Co. KGaA’s Australian subsidiary, Fresenius Medical Care Australia Pty Limited (“Fresenius Medical Care Australia”) regarding infringement and damages with respect to a Gambro AB patent protecting intellectual property in relation to a system for preparation of dialysis or replacement fluid, the Gambro Bicart device in Australia (the “Gambro Patent”). As a result of the commercialization of a system for the preparation of dialysis fluid based on the Fresenius Medical Care Bibag device in Australia, the Australian courts concluded that Fresenius Medical Care Australia infringed the Gambro Patent. In May 2008, the Gambro Group and Fresenius Medical Care Australia and FMC AG & Co. KGaA entered into a Deed of Settlement and Release pursuant to which Fresenius Medical Care made certain cash payments to the Gambro Group and pursuant to which the proceedings and all claims under the Gambro Patent, including any claims for relief for losses alleged to have been incurred after the expiry of the Gambro Patent, were resolved.

Two patent infringement actions have been pending in Germany between Gambro Industries (“Gambro”) on the one side and D-GmbH and FMC AG & Co. KGaA on the other side (hereinafter collectively “Fresenius Medical Care”). Gambro herein alleged patent infringements concerning a patent on a device for the preparation of medical solutions by Fresenius Medical Care. The first case was dismissed as being unfounded. Such decision has already become final. In the second case, the District Court of Mannheim rendered a judgement on June 27, 2008 deciding in favor of Gambro and declaring that Fresenius Medical Care has infringed a patent claim. Accordingly, the court ordered Fresenius Medical Care to pay compensation (to be determined in a separate court proceeding) for alleged infringement and to stop offering the alleged patent infringing technology in its current form in Germany. Such verdict could be enforced provisionally by way of security to be deposited by Gambro, however the Company has received no notice that Gambro has applied for provisional enforceability, as yet. D-GmbH brought an invalidity action in the Federal German Patent Court (“BPatG”) against Gambro’s patent. This case is currently pending with the Federal Court of Justice as the court of appeal. Fresenius Medical Care has also filed an appeal against the District Court’s verdict. Irrespective of the outcome of the appeal, Fresenius Medical Care pursues to develop design modifications to the concerned devices that Fresenius Medical Care expects will enable it to provide an alternative technical solution. In view of the pending appeal against BPatG’s verdict and Fresenius Medical Care’s

2

appeal against the District Court’s verdict, Fresenius Medical Care continues to believe that the alleged patent infringing technology does not infringe any valid patent claims of Gambro. Therefore, the Company has made no provision in the financial statements for any potential liability in this matter.

Other Litigation and Potential Exposures

Renal Care Group (“RCG”) was named as a nominal defendant in a second amended complaint filed September 13, 2006 in the Chancery Court for the State of Tennessee Twentieth Judicial District at Nashville against former officers and directors of RCG which purports to constitute a class action and derivative action relating to alleged unlawful actions and breaches of fiduciary duty in connection with the Company’s acquisition of RCG (the “RCG Acquisition”) and in connection with alleged improper backdating and/or timing of stock option grants. The amended complaint was styled Indiana State District Council of Laborers and Hod Carriers Pension Fund, on behalf of itself and all others similarly situated and derivatively on behalf of RCG, Plaintiff, vs. RCG, Gary Brukardt, William P. Johnston, Harry R. Jacobson, Joseph C. Hutts, William V. Lapham, Thomas A. Lowery, Stephen D. McMurray, Peter J. Grua, C. Thomas Smith, Ronald Hinds, Raymond Hakim and R. Dirk Allison, Defendants. The complaint sought damages against former officers and directors and did not state a claim for money damages directly against RCG. On August 30, 2007, this suit was dismissed by the trial court without leave to amend. Plaintiff subsequently appealed and the matter remains pending in the appellate court of Tennessee.

In October 2004, FMCH and its subsidiaries, including RCG (prior to the RCG Acquisition), received subpoenas from the U.S. Department of Justice, Eastern District of New York in connection with a civil and criminal investigation, which requires production of a broad range of documents relating to FMCH’s and RCG’s operations, with specific attention to documents relating to laboratory testing for parathyroid hormone (“PTH”) levels and vitamin D therapies. The Company is cooperating with the government’s requests for information. The Company believes that it has fulfilled all requests for information made by government investigators in this matter, and that it has complied with applicable laws relating to PTH testing and use of vitamin D therapies.

FMCH and its subsidiaries, including RCG (prior to the RCG Acquisition), received a subpoena from the U.S. Department of Justice, Eastern District of Missouri, in connection with a joint civil and criminal investigation. FMCH received its subpoena in April 2005. RCG received its subpoena in August 2005. The subpoenas require production of a broad range of documents relating to FMCH’s and RCG’s operations, with specific attention to documents related to clinical quality programs, business development activities, medical director compensation and physician relationships, joint ventures, and anemia management programs, RCG’s supply company, pharmaceutical and other services that RCG provides to patients, RCG’s relationships to pharmaceutical companies, and RCG’s purchase of dialysis equipment from FMCH. The Office of the Inspector General of the U.S. Department of Health and Human Services and the U.S. Attorney’s office for the Eastern District of Texas have also confirmed that they are participating in the review of the anemia management program issues raised by the U.S. Attorney’s office for the Eastern District of Missouri. On July 17, 2007, the U.S. Attorney’s office filed a civil complaint against RCG and FMCH in its capacity as RCG’s current corporate parent in United States District Court, Eastern District of Missouri. The complaint seeks monetary damages and penalties with respect to issues arising out of the operation of RCG’s Method II supply company through 2005, prior to the date of FMCH’s acquisition of RCG. The complaint is styled United States of America ex rel. Julie Williams et al. vs. Renal Care Group, Renal Care Group Supply Company and FMCH. The Company believes that RCG’s operation of its Method II supply company was in compliance with applicable law and will defend this litigation vigorously. We will continue to cooperate in the ongoing investigation.

In May 2006, RCG received a subpoena from the U.S. Department of Justice, Southern District of New York in connection with an investigation into RCG’s administration of its stock option programs and practices, including the procedure under which the exercise price was established for certain of the option grants. The subpoena required production of a broad range of documents relating to the RCG stock option program prior to the RCG Acquisition. The Company believes that is has fulfilled all requests for information made by government investigators in this matter, and that RCG complied with applicable laws relating to the issuance of stock options.

In August 2007, the Sheet Metal Workers National Pension Fund filed a complaint in the United States District Court for the Central District of California, Western Division (Los Angeles), alleging that Amgen, Inc., the Company and DaVita Inc., marketed Amgen’s products, Epogen® and Aranesp®, to hemodialysis patients for uses

3

not approved by the FDA and thereby caused a putative class of commercial insurers to pay for unnecessary prescriptions of these products. Although the court dismissed the original allegations against the Company, it granted plaintiff leave to amend and this litigation was subsequently consolidated with other cases against Epogen® and Aranesp® Off-Label Marketing and Sales Practices Multidistrict Litigation and assigned to the Central District of California. On July 2, 2008, a consolidated complaint was filed in the Multidistrict Litigation that renews allegations against the Company and DaVita, in addition to those against Amgen.

On November 27, 2007, the United States District Court for the Western District of Texas (El Paso) unsealed and permitted service of two complaints previously filed under seal by a qui tam relator, a former FMCH local clinic employee (Qui tam is a legal provision under the United States False Claims Act, which allows for private individuals to bring suit on behalf of the U.S. federal government, as far as such individuals believe to have knowledge of presumable fraud committed by third parties). The first complaint alleges that a nephrologist unlawfully employed in his practice an assistant to perform patient care tasks that the assistant was not licensed to perform and that Medicare billings by the nephrologist and FMCH therefore violated the False Claims Act. The second complaint alleges that FMCH unlawfully retaliated against the relator by discharging her from employment constructively. The United States Attorney for the Western District of Texas has declined to intervene and to prosecute on behalf of the United States. Counsel for the nephrologist has asserted that a criminal investigation of the relator’s allegations is continuing and has moved the Court to stay all activity in the qui tam until the alleged criminal investigation has concluded. FMCH has received no other notice of the pendency of any criminal investigation related to this matter.

From time to time, the Company is a party to or may be threatened with other litigation or arbitration, claims or assessments arising in the ordinary course of its business. Management regularly analyzes current information including, as applicable, the Company’s defenses and insurance coverage and, as necessary, provides accruals for probable liabilities for the eventual disposition of these matters.

The Company, like other health care providers, conducts its operations under intense government regulation and scrutiny. It must comply with regulations which relate to or govern the safety and efficacy of medical products and supplies, the operation of manufacturing facilities, laboratories and dialysis clinics, and environmental and occupational health and safety. The Company must also comply with the Anti-Kickback Statute, the False Claims Act, the Stark Statute, and other federal and state fraud and abuse laws. Applicable laws or regulations may be amended, or enforcement agencies or courts may make interpretations that differ from the Company’s interpretations or the manner in which it conducts its business. Enforcement has become a high priority for the federal government and some states. In addition, the provisions of the False Claims Act authorizing payment of a portion of any recovery to the party bringing the suit encourage private plaintiffs to commence “whistle blower” actions. By virtue of this regulatory environment, as well as the Company’s corporate integrity agreement with the U.S. federal government, the Company’s business activities and practices are subject to extensive review by regulatory authorities and private parties, and continuing audits, investigative demands, subpoenas, other inquiries, claims and litigation relating to the Company’s compliance with applicable laws and regulations. The Company may not always be aware that an inquiry or action has begun, particularly in the case of “whistle blower” actions, which are initially filed under court seal.

The Company operates many facilities throughout the United States. In such a decentralized system, it is often difficult to maintain the desired level of oversight and control over the thousands of individuals employed by many affiliated companies. The Company relies upon its management structure, regulatory and legal resources, and the effective operation of its compliance program to direct, manage and monitor the activities of these employees. On occasion, the Company may identify instances where employees, deliberately or inadvertently, have submitted inadequate or false billings. The actions of such persons may subject the Company and its subsidiaries to liability under the Anti-Kickback Statute, the Stark Statute and the False Claims Act, among other laws.

Physicians, hospitals and other participants in the health care industry are also subject to a large number of lawsuits alleging professional negligence, malpractice, product liability, worker’s compensation or related claims, many of which involve large claims and significant defense costs. The Company has been and is currently subject to these suits due to the nature of its business and expects that those types of lawsuits may continue. Although the Company maintains insurance at a level which it believes to be prudent, it cannot assure that the coverage limits will

4

be adequate or that insurance will cover all asserted claims. A successful claim against the Company or any of its subsidiaries in excess of insurance coverage could have a material adverse effect upon it and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company has also had claims asserted against it and has had lawsuits filed against it relating to alleged patent infringements or businesses that it has acquired or divested. These claims and suits relate both to operation of the businesses and to the acquisition and divestiture transactions. The Company has, when appropriate, asserted its own claims, and claims for indemnification. A successful claim against the Company or any of its subsidiaries could have a material adverse effect upon its business, financial condition, and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

Accrued Special Charge for Legal Matters

At December 31, 2001, the Company recorded a pre-tax special charge of $258,159 to reflect anticipated expenses associated with the defense and resolution of pre-Merger tax claims, Merger-related claims, and commercial insurer claims. The costs associated with the Settlement Agreement and settlements with insurers have been charged against this accrual. With the exception of the proposed $115,000 payment under the Settlement Agreement, all other matters included in the special charge have been resolved. While the Company believes that its remaining accrual reasonably estimates its currently anticipated costs related to the continued defense and resolution of this matter, no assurances can be given that its actual costs incurred will not exceed the amount of this accrual.

3.1(k)	Tradenames:	Renal Care Group National Nephrology Associates

	Mergers:	On April 2, 2004, Renal Care Group, Inc. completed its acquisition of National Nephrology Associates, Inc.

On March 31, 2006, FMCH completed the acquisition of Renal Care Group, Inc.

3.3(e)	Collection Agent:	None
	Affiliates:	See disclosure for Section 3.1(g)(ii) above.

5

EXHIBIT G

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LOCATION OF RECORDS

FMS

Bio-Medical Applications of Aguadilla, Inc.
Bio-Medical Applications of Aguadilla, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Alabama, Inc.
Bio-Medical Applications of Alabama, Inc., MOBILE BILLING GROUP, 6420 HILLCREST PARK CT, SUITE 210, MOBILE, AL, 36608

Bio-Medical Applications of Anacostia, Inc.
Bio-Medical Applications of Anacostia, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205

Bio-Medical Applications of Arecibo, Inc.
Bio-Medical Applications of Arecibo, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Arkansas, Inc.
Bio-Medical Applications of Arkansas, Inc., MOBILE BILLING GROUP, 6420 HILLCREST PARK CT, SUITE 210, MOBILE, AL, 36608

Bio-Medical Applications of Bayamon, Inc.
Bio-Medical Applications of Aguadilla, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Blue Springs, Inc.
Bio-Medical Applications of Aguadilla, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Caguas, Inc.
Bio-Medical Applications of Caguas, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Texas, Inc.
Bio-Medical Applications of Texas, Inc., ALBUQUERQUE BILLING GROUP, 909 VIRGINIA NE, SUITE 112, ALBUQUERQUE, NM, 87108
Bio-Medical Applications of Texas, Inc., LUBBOCK BILLING GROUP, 4747 SOUTH LOOP 289,, SUITE 120,, LUBBOCK, TX, 79424
Bio-Medical Applications of Texas, Inc., NORTH TEXAS BILLING GROUP, 1485 RICHARDSON DRIVE #100, , RICHARDSON, TX, 75080
Bio-Medical Applications of Texas, Inc., SAN ANTONIO BILLING GROUP, 6100 BANDERA ROAD, SUITE 601, SAN ANTONIO, TX, 78238
Bio-Medical Applications of Texas, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701 Bio-Medical Applications of Texas, Inc., WACO BILLING GROUP, UPTOWN PLAZA, 1110 RICHLAND DR., #3, WACO, TX, 76710

Bio-Medical Applications of the District of Columbia, Inc.
Bio-Medical Applications of the District of Columbia, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205
Bio-Medical Applications of Ukiah, Inc.
Bio-Medical Applications of Ukiah, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714

Bio-Medical Applications of Virginia, Inc.
Bio-Medical Applications of Virginia, Inc., ROANOKE BILLING GROUP, 2830 KEAGY ROAD,, SALEM, VA, 24153

Bio-Medical Applications of West Virginia, Inc., ROANOKE BILLING GROUP, 2830 KEAGY ROAD,, SALEM, VA, 24153 Bio-Medical Applications of West Virginia, Inc., KENTUCKY BILLING GROUP, 6100 DUTCHMANS LANE, 12TH FLOOR, LOUISVILLE, KY, 40205

Bio-Medical Applications of Wisconsin, Inc.
NNA of Louisiana, LLC
NNA of Louisiana, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

NNA of Oklahoma, L.L.C.,
NNA of Oklahoma, L.L.C, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

NNA of Rhode Island, Inc.
NNA of Rhode Island, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

NNA of Toledo, Inc.
NNA of Toledo, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

NNA-Saint Barnabas, L.L.C.
NNA-Saint Barnabas, L.L.C., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

NNA-Saint Barnabas-Livingston, L.L.C.
NNA-Saint Barnabas-Livingston, L.L.C., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
Norcross Dialysis Center, LLC
Norcross Dialysis Center, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
NORMAN NEPHROLOGY, P.L.L.C.
NORMAN NEPHROLOGY, P.L.L.C., LUBBOCK BILLING GROUP, 4747 SOUTH LOOP 289,, SUITE 120,, LUBBOCK, TX, 79424

Bio-Medical Applications of California, Inc.
Bio-Medical Applications of California, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714
Bio-Medical Applications of California, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714, SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362
Bio-Medical Applications of California, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714, SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362, SAN DIEGO BILLING GROUP,
2917 S. DOBSON, SUITE 101, MESA, AZ, 85202

Bio-Medical Applications of Camarillo, Inc.
Bio-Medical Applications of Camarillo, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362

Bio-Medical Applications of Capitol Hill, Inc.
Bio-Medical Applications of Capitol Hill, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205

Bio-Medical Applications of Carolina, Inc.
Bio-Medical Applications of Carolina, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Carson, Inc.
Bio-Medical Applications of Carson, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362

Bio-Medical Applications of Clinton, Inc.
Bio-Medical Applications of Clinton, Inc., FAYETTEVILLE BILLING GROUP, 4200 MORGANTON ROAD, SUITE 300, FAYETTEVILLE, NC, 28314

Bio-Medical Applications of Columbia Heights, Inc.
Bio-Medical Applications of Columbia Heights, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205

Bio-Medical Applications of Connecticut, Inc.
Bio-Medical Applications of Connecticut, Inc., NEW BEDFORD BILLING GROUP, 700

PLEASANT STREET,, NEW BEDFORD, MA, 2740

Bio-Medical Applications of Delaware, Inc.
Bio-Medical Applications of Delaware, Inc., ALLENTOWN BILLING GROUP, 861 MARCON BLVD SUITE 2,, ALLENTOWN, PA, 18109

Bio-Medical Applications of Dover, Inc.
Bio-Medical Applications of Dover, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET,, NEW BEDFORD, MA, 2740

Bio-Medical Applications of Eureka, Inc.
Bio-Medical Applications of Wisconsin, Inc., UPPER MIDWEST BILLING GROUP, 9120 SPRINGBROOK DRIVE,, COON RAPIDS, MN, 55433
Bio-Medical Applications of Wisconsin, Inc., MICHIGAN BILLING GROUP, 3500 MASSILLON ROAD SUITE 230,, UNIONTOWN, OH, 44685
Brazoria Kidney Center, Inc.
Brazoria Kidney Center, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Brevard County Dialysis, LLC
Brevard County Dialysis, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Clayton County Dialysis, LLC
Clayton County Dialysis, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Clermont Dialysis Center, LLC
Clermont Dialysis Center, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Columbus Area Renal Alliance, LLC
Columbus Area Renal Alliance, LLC, CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Conejo Valley Dialysis, Inc.
Conejo Valley Dialysis, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362

Dialysis America Georgia, LLC
Dialysis America Georgia, LLC, KNOXVILLE BILLING GROUP, BILLING GROUP, 1512 COLEMAN ROAD, SUITE 308, KNOXVILLE, TN, 37919

Dialysis Associates of Northern New Jersey, L.L.C.
Dialysis Associates of Northern New Jersey, L.L.C, ALLENTOWN BILLING GROUP, 861 MARCON BLVD SUITE 2, ALLENTOWN, PA, 18109
Dialysis Associates, LLC
Dialysis Associates, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Dialysis Centers of America - Illinois, Inc.
Dialysis Centers of America - Illinois, Inc., CHICAGO BILLING GROUP, ONE WESTBROOK DRIVE, TOWER 1, SUITE 1000, WESTCHESTER, IL, 60154
Dialysis Centers of America - Illinois, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Northeast Alabama Kidney Clinic, Inc.
Northeast Alabama Kidney Clinic, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Northern New Jersey Dialysis, LLC
Northern New Jersey Dialysis, LLC, ALLENTOWN BILLING GROUP, 861 MARCON BLVD SUITE 2,, ALLENTOWN, PA, 18109
Physicians Dialysis Company, Inc.
Physicians Dialysis Company, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

RCG Bloomington, LLC
RCG Bloomington, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

RCG East Texas, LLP
RCG East Texas, LLP, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
RCG Indiana, L.L.C.
RCG Indiana, L.L.C., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

RCG Irving, LLP
RCG Irving, LLP, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

RCG Martin, LLC
RCG Martin, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

RCG Memphis East, LLC
RCG Memphis East, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

RCG Mississippi, Inc.
RCG Mississippi, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
RCG Mississippi, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
RCG Mississippi, Inc., MESA BILLING, 1750 SOUTH MESA DRIVE, SUITE 110, MESA, AZ, 85210
Bio-Medical Applications of Eureka, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714

Bio-Medical Applications of Fayetteville, Inc.
Bio-Medical Applications of Fayetteville, Inc., FAYETTEVILLE BILLING GROUP, 4200 MORGANTON ROAD, SUITE 300, FAYETTEVILLE, NC, 28314

Bio-Medical Applications of Florida, Inc.
Bio-Medical Applications of Florida, Inc., ORLANDO BILLING GROUP, BMA ORLANDO, INC., 1155 W STATE ROAD 434, SUITE 125, LONGWOOD, FL, 32750

, TAMPA BILLING GROUP, BMA TAMPA INC., 5625 WEST WATERS AVENUE, SUITE A, TAMPA, FL, 33634

Bio-Medical Applications of Glendora, Inc.
Bio-Medical Applications of Glendora, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362

Bio-Medical Applications of Guayama, Inc.
Bio-Medical Applications of Guayama, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Humacao, Inc.
Bio-Medical Applications of Humacao, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Illinois, Inc.
Bio-Medical Applications of Illinois, Inc., CHICAGO BILLING GROUP, ONE WESTBROOK DRIVE, TOWER 1, SUITE 1000, WESTCHESTER, IL, 60154

Bio-Medical Applications of Indiana, Inc.
Bio-Medical Applications of Indiana, Inc., MICHIGAN BILLING GROUP, 3500 MASSILLON ROAD, SUITE 230, UNIONTOWN, OH, 44685

Bio-Medical Applications of Maine, Inc.
Bio-Medical Applications of Maine, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET,, NEW BEDFORD, MA, 2740
Bio-Medical Applications of Manchester, Inc.
Dialysis Centers of America - Illinois, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Dialysis Management Corporation
Dialysis Management Corporation, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Dialysis Services of Cincinnati, Inc.
Dialysis Services of Cincinnati, Inc., NORTHERN OHIO BILLING GROUP, 3500 MASSILLON ROAD, SUITE 280, UNIONTOWN, OH, 44685

Dialysis Specialists of Topeka, Inc.
Dialysis Specialists of Topeka, Inc., ARIZONA BILLING GROUP, 2917 S. DOBSON, SUITE 101, MESA, AZ, 85202
Dialysis Specialists of Tulsa, Inc.
Dialysis Specialists of Tulsa, Inc., LUBBOCK BILLING GROUP, 4747 SOUTH LOOP 289,, SUITE 120,, LUBBOCK, TX, 79424

Douglas County Dialysis, LLC
Douglas County Dialysis, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Du Page Dialysis, Ltd.
Du Page Dialysis, Ltd., CHICAGO BILLING GROUP, ONE WESTBROOK DRIVE, TOWER 1, SUITE 1000, WESTCHESTER, IL, 60154

Everest Healthcare Indiana, Inc.
Everest Healthcare Indiana, Inc., KENTUCKY BILLING GROUP, 6100 DUTCHMANS LANE, 12TH FLOOR, LOUISVILLE, KY, 40205
Everest Healthcare Indiana, Inc., NORTHERN OHIO BILLING GROUP, 3500 MASSILLON ROAD, SUITE 280, UNIONTOWN, OH, 44685

Everest Healthcare Indiana, Inc., MICHIGAN BILLING GROUP, 3500 MASSILLON ROAD SUITE 230,, UNIONTOWN, OH, 44685

Everest Healthcare Ohio, Inc.
Everest Healthcare Ohio, Inc., NORTHERN OHIO BILLING GROUP, 3500 MASSILLON ROAD, SUITE 280, UNIONTOWN, OH, 44685

RCG University Division, Inc.
RCG University Division, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Renal Care Group Alaska, Inc.
Renal Care Group Alaska, Inc., MESA BILLING, 1750 SOUTH MESA DRIVE, SUITE 110, MESA, AZ, 85210

Renal Care Group East, Inc.
Renal Care Group East, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Renal Care Group Northwest, Inc.
Renal Care Group Northwest, Inc., MESA BILLING, 1750 SOUTH MESA DRIVE, SUITE 110, MESA, AZ, 85210

Renal Care Group of the Midwest, Inc.
Renal Care Group of the Midwest, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renal Care Group of the Ozarks, LLC
Renal Care Group of the Ozarks, LLC, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renal Care Group of the South, Inc.
Renal Care Group of the South, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Renal Care Group of the Southeast, Inc.
Renal Care Group of the Southeast, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
Renal Care Group South New Mexico, LLC
Renal Care Group South New Mexico, LLC, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renal Care Group Southwest, L.P.
Bio-Medical Applications of Manchester, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET,, NEW BEDFORD, MA, 2740

Bio-Medical Applications of Maryland, Inc.
Bio-Medical Applications of Maryland, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205

Bio-Medical Applications of Massachusetts, Inc.
Bio-Medical Applications of Massachusetts, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET,, NEW BEDFORD, MA, 2740

Bio-Medical Applications of Mayaguez, Inc.
Bio-Medical Applications of Mayaguez, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Michigan, Inc.
Bio-Medical Applications of Michigan, Inc., MICHIGAN BILLING GROUP, 3500 MASSILLON ROAD SUITE 230,, UNIONTOWN, OH, 44685

Bio-Medical Applications of Minnesota, Inc.
Bio-Medical Applications of Minnesota, Inc., UPPER MIDWEST BILLING GROUP, 9120 SPRINGBROOK DRIVE,, COON RAPIDS, MN, 55433

Bio-Medical Applications of Mission Hills, Inc.
Bio-Medical Applications of Mission Hills, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362

Bio-Medical Applications of Mississippi, Inc.
Bio-Medical Applications of Mississippi, Inc., CRESCENT CITY BILLING GROUP, 3850 N. CAUSEWAY BLVD, SUITE 700, METAIRIE, LA, 70002

Bio-Medical Applications of Missouri, Inc.
Bio-Medical Applications of Missouri, Inc., ARIZONA BILLING GROUP, 2917 S. DOBSON, SUITE 101, MESA, AZ, 85202

Bio-Medical Applications of MLK, Inc.
Bio-Medical Applications of MLK, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205

Bio-Medical Applications of Nevada, Inc.

Everest Healthcare Rhode Island, Inc.
Everest Healthcare Rhode Island, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET, , NEW BEDFORD, MA, 2740
Everest Healthcare Texas, LP.
Everest Healthcare Texas, L.P., WACO BILLING GROUP, UPTOWN PLAZA, 1110 RICHLAND DR., #3, WACO, TX, 76710
Fondren Dialysis Clinic, Inc.
Fondren Dialysis Clinic, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Fort Scott Regional Dialysis Center, Inc.
Fort Scott Regional Dialysis Center, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Four State Regional Dialysis Center, Inc.
Four State Regional Dialysis Center, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Fresenius Medical Care Dialysis Services - Oregon, LLC
Fresenius Medical Care Dialysis Services - Oregon, LLC, PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714

Fresenius Medical Care Dialysis Services Colorado LLC
Fresenius Medical Care Dialysis Services Colorado LLC, ALBUQUERQUE BILLING GROUP, 909 VIRGINIA NE, SUITE 112, ALBUQUERQUE, NM, 87108
Gulf Region Mobile Dialysis; Inc.
Gulf Region Mobile Dialysis, Inc., SAN ANTONIO BILLING GROUP, 6100 BANDERA ROAD, SUITE 601, SAN ANTONIO, TX, 78238

Haemo-Stat, Inc.
Haemo-Stat, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362

Henry Dialysis Center, LLC
Henry Dialysis Center, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
Renal Care Group Southwest, L.P., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renal Care Group Texas, Inc.
Renal Care Group Texas, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renal Care Group Westlake, LLC
Renal Care Group Westlake, LLC, CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Renal Care Group, Inc.
Renal Care Group, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renex Dialysis Clinic of Bridgeton, Inc.
Renex Dialysis Clinic of Bridgeton, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renex Dialysis Clinic of Creve Coeur, Inc.
Renex Dialysis Clinic of Creve Coeur, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renex Dialysis Clinic of Doylestown, Inc.
Renex Dialysis Clinic of Doylestown, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Renex Dialysis Clinic of Maplewood, Inc.
Renex Dialysis Clinic of Maplewood, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renex Dialysis Clinic of Orange, Inc.
Renex Dialysis Clinic of Orange, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Renex Dialysis Clinic of Penn Hills, Inc.
Renex Dialysis Clinic of Penn Hills, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Renex Dialysis Clinic of Philadelphia, Inc.
Bio-Medical Applications of Nevada, Inc., MESA BILLING, 1750 SOUTH MESA DRIVE, SUITE 110, MESA, AZ, 85210

Bio-Medical Applications of New Hampshire, Inc.
Bio-Medical Applications of New Hampshire, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET, , NEW BEDFORD, MA, 2740
Bio-Medical Applications of New Jersey, Inc.

Bio-Medical Applications of New Jersey, Inc., ALLENTOWN BILLING GROUP, 861 MARCON BLVD SUITE 2,, ALLENTOWN, PA, 18109

Bio-Medical Applications of New Mexico, Inc.
Bio-Medical Applications of New Mexico, Inc., ALBUQUERQUE BILLING GROUP, 909 VIRGINIA NE, SUITE 112, ALBUQUERQUE, NM, 87108

Bio-Medical Applications of North Carolina, Inc.
Bio-Medical Applications of North Carolina, Inc., FAYETTEVILLE BILLING GROUP, 4200 MORGANTON ROAD, SUITE 300, FAYETTEVILLE, NC, 28314

Bio-Medical Applications of Northeast D.C., Inc.
Bio-Medical Applications of Northeast D.C., Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205

Bio-Medical Applications of Oakland, Inc.
Bio-Medical Applications of Oakland, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714

Bio-Medical Applications of Ohio, Inc.
Bio-Medical Applications of Ohio, Inc., KENTUCKY BILLING GROUP, 6100 DUTCHMANS LANE, 12TH FLOOR, LOUISVILLE, KY, 40205

Bio-Medical Applications of Oklahoma, Inc.
Bio-Medical Applications of Oklahoma, Inc., LUBBOCK BILLING GROUP, 4747 SOUTH LOOP 289,, SUITE 120,, LUBBOCK, TX, 79424

Bio-Medical Applications of Pennsylvania, Inc.
Bio-Medical Applications of Pennsylvania, Inc., ALLENTOWN BILLING GROUP, 861 MARCON BLVD. SUITE 2, , ALLENTOWN, PA, 18109
Bio-Medical Applications of Pennsylvania, Inc., ALLENTOWN BILLING GROUP, 861 MARCON BLVD. SUITE 2, ,
ALLENTOWN, PA, 18109, STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205

Holton Dialysis Clinic, LLC
Holton Dialysis Clinic, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Home Dialysis of Muhlenburg County, Inc.
Home Dialysis of Muhlenburg County, Inc., KENTUCKY BILLING GROUP, 6100 DUTCHMANS LANE, 12TH FLOOR, LOUISVILLE, KY, 40205

Jefferson County Dialysis, Inc.
Jefferson County Dialysis, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
KDCO, Inc.
KDCO, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Kentucky Renal Care Group, LLC
Kentucky Renal Care Group, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
Lawton Dialysis, Inc.
Lawton Dialysis, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Little Rock Dialysis, Inc.
Little Rock Dialysis, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Maumee Dialysis Services, LLC
Maumee Dialysis Services, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Miami Regional Dialysis Center, Inc.
Miami Regional Dialysis Center, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Michigan Home Dialysis Center, Inc.
Michigan Home Dialysis Center, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
Renex Dialysis Clinic of Philadelphia, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Renex Dialysis Clinic of Pittsburgh, Inc.
Renex Dialysis Clinic of Pittsburgh, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Renex Dialysis Clinic of Shaler, Inc.
Renex Dialysis Clinic of Shaler, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
Renex Dialysis Clinic of South Georgia, Inc.
Renex Dialysis Clinic of South Georgia, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Renex Dialysis Clinic of St. Louis, Inc.
Renex Dialysis Clinic of St. Louis, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renex Dialysis Clinic of Union, Inc.
Renex Dialysis Clinic of Union, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renex Dialysis Clinic of University City, Inc.

Renex Dialysis Clinic of University City, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renex Dialysis Clinic of Woodbury, Inc.
Renex Dialysis Clinic of Woodbury, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Renex Dialysis Facilities, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renex Dialysis Facilities, Inc., MESA BILLING, 1750 SOUTH MESA DRIVE, SUITE 110, MESA, AZ, 85210

San Diego Dialysis Services, Inc.
San Diego Dialysis Services, Inc., SAN DIEGO BILLING GROUP, 2917 S. DOBSON, SUITE 101, MESA, AZ, 85202
Santa Barbara Community Dialysis Center, Inc.
Bio-Medical Applications of Ponce, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Puerto Rico, Inc.
Bio-Medical Applications of Puerto Rico, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of Rio Piedras, Inc.
Bio-Medical Applications of Rio Piedras, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of San Antonio, Inc.
Bio-Medical Applications of San Antonio, Inc., SAN ANTONIO BILLING GROUP, 6100 BANDERA ROAD, SUITE 601, SAN ANTONIO, TX, 78238

Bio-Medical Applications of San German, Inc.
Bio-Medical Applications of San German, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of San Juan, Inc.
Bio-Medical Applications of San Juan, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917

Bio-Medical Applications of South Carolina, Inc.
Bio-Medical Applications of South Carolina, Inc., FAYETTEVILLE BILLING GROUP, 4200 MORGANTON ROAD, SUITE 300, FAYETTEVILLE, NC, 28314
Bio-Medical Applications of South Carolina, Inc., FLORENCE BILLING GROUP, 218 N. DOZIER BLVD., , FLORENCE, SC, 29501
Bio-Medical Applications of South Carolina, Inc., MACON BILLING GROUP, 1515 BASS ROAD, SUITE B, MACON, GA, 31210

Bio-Medical Applications of Tennessee, Inc.
Bio-Medical Applications of Tennessee, Inc., KNOXVILLE BILLING GROUP, BILLING GROUP, 1512 COLEMAN ROAD, SUITE 308, KNOXVILLE, TN, 37919
Bio-Medical Applications of Tennessee, Inc., OCALA BILLING GROUP, BMA OCALA, INC., 1308 SE 25TH LOOP, SUITE 102, OCALA, FL, 34471

National Medical Care, Inc.
National Medical Care, Inc., CHICAGO BILLING GROUP, ONE WESTBROOK DRIVE, TOWER 1, SUITE 1000, WESTCHESTER, IL, 60154

National Medical Care, Inc., MICHIGAN BILLING GROUP, 3500 MASSILLON ROAD, SUITE 230, UNIONTOWN, OH, 44685 National Medical Care, Inc., KNOXVILLE BILLING GROUP, BILLING GROUP, 1512 COLEMAN ROAD, SUITE 308, KNOXVILLE, TN, 37919
National Medical Care, Inc., OCALA BILLING GROUP, BMA OCALA, INC., 1308 SE 25TH LOOP, SUITE 102, OCALA, FL, 34471
National Medical Care, Inc., ORLANDO BILLING GROUP, BMA ORLANDO, INC., 1155 W STATE ROAD 434, SUITE 125, LONGWOOD, FL, 32750
National Medical Care, Inc., ALLENTOWN BILLING GROUP, 861 MARCON BLVD SUITE 2, , ALLENTOWN, PA, 18109 National Medical Care, Inc., TAMPA BILLING GROUP, BMA TAMPA INC., 5625 WEST WATERS AVENUE, SUITE A, TAMPA, FL, 33634

National Nephrology Associates of Texas, L.P.
National Nephrology Associates of Texas, L.P., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
NNA of Alabama, Inc.
NNA of Alabama, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

NNA of East Orange, L.L.C.
NNA of East Orange, L.L.C., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

NNA of Florida, LLC
NNA of Florida, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

NNA of Georgia, Inc.
NNA of Georgia, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
Santa Barbara Community Dialysis Center, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD. SUITE 216, THOUSAND OAKS, CA, 91362
Smyrna Dialysis Center, LLC
Smyrna Dialysis Center, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

SSKG, Inc.
SSKG, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

STAT Dialysis Corporation
STAT Dialysis Corporation, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Stone Mountain Dialysis Center, LLC
Stone Mountain Dialysis Center, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
Stuttgart Dialysis, LLC
Stuttgart Dialysis, LLC, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Terrell Dialysis Center, LLC
Terrell Dialysis Center, LLC, WACO BILLING GROUP, UPTOWN PLAZA, 1110 RICHLAND DR., #3, WACO, TX, 76710

Three Rivers Dialysis Services, LLC
Three Rivers Dialysis Services, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

West Palm Dialysis, LLC
West Palm Dialysis, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Wharton Dialysis, Inc.

Bio-Medical Applications of Tennessee, Inc., ORLANDO BILLING GROUP, BMA ORLANDO, INC., 1155 W STATE ROAD 434, SUITE 125, LONGWOOD, FL, 32750

NNA of Harrison, L.L.C.
NNA of Harrison, L.L.C., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
Wharton Dialysis, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

WSKC Dialysis Services, Inc.
WSKC Dialysis Services, Inc., CHICAGO BILLING GROUP, ONE WESTBROOK DRIVE, TOWER 1, SUITE 1000, WESTCHESTER, IL, 60154

RTG

Fresenius USA, Inc	Spectra East	Erika de Reynosa S.A. de C.V.
2637 Shadelands Drive Walnut Creek, CA 94590 920 Winter Street Waltham, MA 02451	8 King Road Rockleigh, NJ 07647 920 Winter Street Waltham, MA 02451	Brecha E-99 Sur Parque Ind. Reynosa Apartado Postal # 326 Reynosa, Tamps. Mexico, CP 88780

Fresenius USA Home Dialysis, Inc 920 Winter Street Waltham, MA 02451	Spectra Renal Research, LLC 920 Winter Street Waltham, MA 02451	Pharr Warehouse 1100 E. Military Hwy. Ste. C Pharr, TX 78577

Fresenius USA Marketing, Inc 920 Winter Street Waltham, MA 02451 Fresenius USA of Puerto Rico, Inc PO Box 191690 San Juan, PR 00919 Life Assist Medical Products, Inc PO Box 191690 San Juan, PR 00919	Fresenius USA Manufacturing 920 Winter Street Waltham, MA 02451 Fresenius Medical Care Canada 45 Staples Suite 110 Richmond Hill, ON L4B 4W6
Renal Solutions, Inc — Fresenius Medical Care Holdings, Inc (legal entity)
770 Commonwealth Drive
Suite 101
Warrendale, PA 15086

Sorb Technologies (manufacturing site)
3631 SW 54th Street
Oklahoma City, OK 73119

Distributor D’Equipment Medicaux Haemotec, Inc 383 Joseph Carrier Vaudreil-Dorion, QC J7V 5V5

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Bio-Medical Applications of Aguadilla, Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Aguadilla, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN. PR, 917
Bio-Medical Applications of Alabama, Inc.	MOBILE BILLING GROUP	6420 HILLCREST PARK CT	SUITE 210	MOBILE	AL	36608
Bio-Medical Applications of Alabama, Inc., MOBILE BILLING GROUP, 6420
HILLCREST PARK CT, SUITE 210, MOBILE, AL, 36608	KNOXVILLE BILLING GROUP		1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
Bio-Medical Applications of Anacostia, Inc.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
Bio-Medical Applications of Anacostia, Inc., STEEL CITY BILLING GROUP,
BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205
Bio-Medical Applications of Arecibo, Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Arecibo, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917
Bio-Medical Applications of Arkansas, Inc.	MOBILE BILLING GROUP	6420 HILLCREST PARK CT	SUITE 210	MOBILE	AL	36608
Bio-Medical Applications of Arkansas, Inc., MOBILE BILLING GROUP, 6420 HILLCREST PARK CT, SUITE 210, MOBILE, AL, 36608
Bio-Medical Applications of Bayamon, Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Aguadilla, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917
Bio-Medical Applications of Blue Springs, Inc.	ARIZONA BILLING GROUP	2917 S. DOBSON	SUITE 101	MESA	AZ	85202
Bio-Medical Applications of Aguadilla, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917
Bio-Medical Applications of Caguas, Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Caguas, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917
Bio-Medical Applications of California, Inc.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
Bio-Medical Applications of California, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714	SOUTHERN CALIFORNIA BILLING GROUP	1337 EAST THOUSAND OAKS BLVD	SUITE 216	THOUSAND OAKS	CA	91362
Bio-Medical Applications of California, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714, SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362	SAN DIEGO BILLING GROUP	2917 S. DOBSON	SUITE 101	MESA	AZ	85202

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Bio-Medical Applications of California, Inc., PACIFIC NW BILLING GROUP,
4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714, SOUTHERN
CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362, SAN DIEGO BILLING GROUP, 2917 S. DOBSON, SUITE 101, MESA, AZ, 85202
Bio-Medical Applications of Camarillo, Inc.	SOUTHERN CALIFORNIA BILLING GROUP	1337 EAST THOUSAND OAKS BLVD	SUITE 216	THOUSAND OAKS	CA	91362
Bio-Medical Applications of Camarillo, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362
Bio-Medical Applications of Capitol Hill, Inc.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
Bio-Medical Applications of Capitol Hill, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205
Bio-Medical Applications of Carolina, Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST.. SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Carolina, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917
Bio-Medical Applications of Carson, Inc.	SOUTHERN CALIFORNIA BILLING GROUP	1337 EAST THOUSAND OAKS BLVD	SUITE 216	THOUSAND OAKS	CA	91362
Bio-Medical Applications of Carson, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362
Bio-Medical Applications of Clinton, Inc.	FAYETTEVILLE BILLING GROUP	4200 MORGANTON ROAD	SUITE 300	FAYETTEVILLE	NC	28314
Bio-Medical Applications of Clinton, Inc., FAYETTEVILLE BILLING GROUP, 4200 MORGANTON ROAD, SUITE 300, FAYETTEVILLE, NC, 28314
Bio-Medical Applications of Columbia Heights, Inc.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
Bio-Medical Applications of Columbia Heights, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205
Bio-Medical Applications of Connecticut, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	02740
Bio-Medical Applications of Connecticut, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET,, NEW BEDFORD, MA, 2740
Bio-Medical Applications of Delaware, Inc.	ALLENTOWN BILLING GROUP	861 MARCON BLVD SUITE 2		ALLENTOWN	PA	18109
Bio-Medical Applications of Delaware, Inc., ALLENTOWN BILLING GROUP, 861 MARCON BLVD SUITE 2,, ALLENTOWN, PA, 18109
Bio-Medical Applications of Dover, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	02740

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Bio-Medical Applications of Dover. Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET,, NEW BEDFORD, MA, 2740
Bio-Medical Applications of Eureka, Inc.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
Bio-Medical Applications of Eureka, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714
Bio-Medical Applications of Fayetteville, Inc.	FAYETTEVILLE BILLING GROUP	4200 MORGANTON ROAD	SUITE 300	FAYETTEVILLE	NC	28314
Bio-Medical Applications of Fayetteville, Inc., FAYETTEVILLE BILLING GROUP, 4200 MORGANTON ROAD, SUITE 300, FAYETTEVILLE, NC, 28314
Bio-Medical Applications of Florida, Inc.	ORLANDO BILLING GROUP	BMA ORLANDO, INC.	1155 W STATE ROAD 434, SUITE 125	LONGWOOD	FL	32750
Bio-Medical Applications of Florida, Inc., ORLANDO BILLING GROUP. BMA ORLANDO, INC., 1155 W STATE ROAD 434, SUITE 125, LONGWOOD, FL, 32750	OCALA BILLING GROUP	BMA OCALA, INC.	1308 SE 25TH LOOP, SUITE 102	OCALA	FL	34471
	TAMPA BILLING GROUP	BMA TAMPA INC.	5625 WEST WATERS AVENUE, SUITE	TAMPA	FL	33634,
TAMPA BILLING GROUP, BMA TAMPA INC., 5625 WEST WATERS AVENUE, SUITE A, TAMPA, FL, 33634
Bio-Medical Applications of Fremont, Inc.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
Bio-Medical Applications of Fremont, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714
Bio-Medical Applications of Fresno, Inc.
Bio-Medical Applications of Fresno, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
Bio-Medical Applications of Georgia, Inc.	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
	MACON BILLING GROUP	1515 BASS ROAD	SUITE B	MACON	GA	31210
Bio-Medical Applications of Glendora, Inc.	SOUTHERN CALIFORNIA BILLING GROUP	1337 EAST THOUSAND OAKS BLVD	SUITE 216	THOUSAND OAKS	CA	91362
Bio-Medical Applications of Glendora, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362
Bio-Medical Applications of Guayama, Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Guayama, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917
Bio-Medical Applications of Humacao. Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Humacao, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917
Bio-Medical Applications of Illinois, Inc.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
Bio-Medical Applications of Illinois, Inc., CHICAGO BILLING GROUP, ONE WESTBROOK DRIVE, TOWER 1, SUITE 1000, WESTCHESTER, IL, 60154

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Bio-Medical’Applications of Indiana, Inc.	MICHIGAN BILLING GROUP	3500 MASSILLON ROAD	SUITE 230	UNIONTOWN	OH	44685
Bio-Medical Applications of Indiana, Inc., MICHIGAN BILLING GROUP, 3500 MASSILLON ROAD, SUITE 230, UNIONTOWN, OH, 44685
Bio-Medical Applications of Maine, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	02740
Bio-Medical Applications of Maine, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET,, NEW BEDFORD, MA, 2740
Bio-Medical Applications of Manchester, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	02740
Bio-Medical Applications of Manchester, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET,, NEW BEDFORD, MA, 2740
Bio-Medical Applications of Maryland, Inc. Bio-Medical Applications of Maryland. Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR. SUITE 375, PITTSBURGH, PA, 15205	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
Bio-Medical Applications of Massachusetts, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	02740
Bio-Medical Applications of Massachusetts, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET. . NEW BEDFORD, MA, 2740
Bio-Medical Applications of Mayaguez, Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Mayaguez, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK. 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917
Bio-Medical Applications of Michigan, Inc.	MICHIGAN BILLING GROUP	3500 MASSILLON ROAD SUITE 230		UNIONTOWN	OH	44685
Bio-Medical Applications of Michigan, Inc., MICHIGAN BILLING GROUP, 3500 MASSILLON ROAD SUITE 230., UNIONTOWN. OH, 44685
Bio-Medical Applications of Minnesota, Inc.	UPPER MIDWEST BILLING GROUP	9120 SPRINGBROOK DRIVE		COON RAPIDS	MN	55433
Bio-Medical Applications of Minnesota, Inc., UPPER MIDWEST BILLING GROUP, 9120 SPRINGBROOK DRIVE., COON RAPIDS, MN, 55433
Bio-Medical Applications of Mission Hills, Inc.	SOUTHERN CALIFORNIA BILLING GROUP	1337 EAST THOUSAND OAKS BLVD	SUITE 216	THOUSAND OAKS	CA	91362
Bio-Medical Applications of Mission Hills, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD. SUITE 216, THOUSAND OAKS, CA, 91362
Bio-Medical Applications of Mississippi, Inc.	CRESCENT CITY BILLING GROUP	3850 N. CAUSEWAY BLVD	SUITE 700	METAIRIE	LA	70002
Bio-Medical Applications of Mississippi, Inc., CRESCENT CITY BILLING GROUP. 3850 N. CAUSEWAY BLVD, SUITE 700, METAIRIE, LA, 70002
Bio-Medical Applications of Missouri, Inc.	ARIZONA BILLING GROUP	2917 S. DOBSON	SUITE 101	MESA	AZ	85202
Bio-Medical Applications of Missouri, Inc., ARIZONA BILLING GROUP, 2917 S.
DOBSON, SUITE 101, MESA, AZ, 85202	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
Bio-Medical Applications of MLK, Inc.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Bio-Medical Applications of MLK, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205

Bio-Medical Applications of Nevada, Inc.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210

Bio-Medical Applications of Nevada, Inc., MESA BILLING. 1750 SOUTH MESA DRIVE, SUITE 110, MESA, AZ, 85210

Bio-Medical Applications of New Hampshire. Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	02740

Bio-Medical Applications of New Hampshire, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET,, NEW BEDFORD, MA, 2740

Bio-Medical Applications of New Jersey, Inc.	ALLENTOWN BILLING GROUP	861 MARCON BLVD SUITE 2		ALLENTOWN	PA	18109

Bio-Medical Applications of New Jersey, Inc., ALLENTOWN BILLING GROUP, 861 MARCON BLVD SUITE 2, . ALLENTOWN, PA, 18109

Bio-Medical Applications of New Mexico, Inc.	ALBUQUERQUE BILLING GROUP	909 VIRGINIA NE	SUITE 112	ALBUQUERQUE	NM	87108

Bio-Medical Applications of New Mexico, Inc., ALBUQUERQUE BILLING

GROUP, 909 VIRGINIA NE. SUITE 112, ALBUQUERQUE. NM. 87108	LUBBOCK BILLING GROUP	4747 SOUTH LOOP 289.	SUITE 120	LUBBOCK	TX	79424

Bio-Medical Applications of North Carolina, Inc.	FAYETTEVILLE BILLING GROUP	4200 MORGANTON ROAD	SUITE 300	FAYETTEVILLE	NC	28314

Bio-Medical Applications of North Carolina, Inc., FAYETTEVILLE BILLING
GROUP, 4200 MORGANTON ROAD, SUITE 300, FAYETTEVILLE, NC, 28314	FLORENCE BILLING GROUP	218 N. DOZIER BLVD.		FLORENCE	SC	29501

Bio-Medical Applications of Northeast D.C., Inc.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205

Bio-Medical Applications of Northeast D.C., Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH. 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205

Bio-Medical Applications of Oakland, Inc.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714

Bio-Medical Applications of Oakland, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714

Bio-Medical Applications of Ohio, Inc.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205

Bio-Medical Applications of Ohio, Inc., KENTUCKY BILLING GROUP, 6100

DUTCHMANS LANE. 12TH FLOOR; LOUISVILLE, KY, 40205	NORTHERN OHIO BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685

Bio-Medical Applications of Oklahoma, Inc.	LUBBOCK BILLING GROUP	4747 SOUTH LOOP 289,	SUITE 120	LUBBOCK	TX	79424

Bio-Medical Applications of Oklahoma, Inc., LUBBOCK BILLING GROUP, 4747 SOUTH LOOP 289., SUITE 120., LUBBOCK. TX. 79424

Bio-Medical Applications of Pennsylvania, Inc.	ALLENTOWN BILLING GROUP	861 MARCON BLVD. SUITE 2		ALLENTOWN	PA	18109

Bio-Medical Applications of Pennsylvania, Inc., ALLENTOWN BILLING GROUP,

861 MARCON BLVD. SUITE 2,, .ALLENTOWN, PA, 18109	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Bio-Medical Applications of Pennsylvania, Inc., ALLENTOWN BILLING GROUP, 861 MARCON BLVD. SUITE 2, , ALLENTOWN, PA, 18109, STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205
Bio-Medical Applications of Ponce, Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Ponce, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917
Bio-Medical Applications of Puerto Rico, Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Puerto Rico, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917
Bio-Medical Applications of Rio Piedras, Inc. Bio-Medical Applications of Rio Piedras, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of San Antonio, Inc. Bio-Medical Applications of San Antonio, Inc., SAN ANTONIO BILLING GROUP, 6100 BANDERA ROAD, SUITE 601, SAN ANTONIO, TX, 78238	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
Bio-Medical Applications of San German, Inc. Bio-Medical Applications of San German, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of San Juan, Inc. Bio-Medical Applications of San Juan, Inc., PUERTO RICO BILLING GROUP, ANTILLAS WAREHOUSE & OFFICE PARK, 461 FRANCIA ST., SUITE 1-401, SAN JUAN, PR, 917	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of South Carolina, Inc. Bio-Medical Applications of South Carolina, Inc., FAYETTEVILLE BILLING GROUP, 4200 MORGANTON ROAD, SUITE 300, FAYETTEVILLE, NC, 28314	FAYETTEVILLE BILLING GROUP	4200 MORGANTON ROAD	SUITE 300	FAYETTEVILLE	NC	28314
Bio-Medical Applications of South Carolina, Inc. Bio-Medical Applications of South Carolina, Inc., FLORENCE BILLING GROUP, 218 N DOZIER BLVD., , FLORENCE, SC, 29501	FLORENCE BILLING GROUP	218 N. DOZIER BLVD.		FLORENCE	SC	29501
Bio-Medical Applications of South Carolina, Inc. Bio-Medical Applications of South Carolina, Inc., MACON BILLING GROUP, 1515 BASS ROAD, SUITE B, MACON, GA, 31210	MACON BILLING GROUP	1515 BASS ROAD	SUITE B	MACON	GA	31210
Bio-Medical Applications of Southeast Washington, Inc, Bio-Medical Applications of Southeast Washington, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
Bio-Medical Applications of Tennessee, Inc. Bio-Medical Applications of Tennessee, Inc., KNOXVILLE BILLING GROUP, BILLING GROUP, 1512 COLEMAN ROAD, SUITE 308, KNOXVILLE, TN, 37919	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Bio-Medical Applications of Tennessee, Inc. Bio-Medical Applications of Tennessee, Inc., OCALA BILLING GROUP, BMA OCALA, INC., 1308 SE 25TH LOOP, SUITE 102, OCALA, FL, 34471	OCALA BILLING GROUP	BMA OCALA, INC.	1308 SE 25TH LOOP, SUITE 102	OCALA	FL	34471
Bio-Medical Applications of Tennessee, Inc. Bio-Medical Applications of Tennessee, Inc., ORLANDO BILLING GROUP, BMA ORLANDO, INC., 1155 W STATE ROAD 434, SUITE 125, LONGWOOD, FL, 32750	ORLANDO BILLING GROUP	BMA ORLANDO, INC.	1155 W STATE ROAD 434, SUITE 125	LONGWOOD	FL	32750
Bio-Medical Applications of Texas, Inc. Bio-Medical Applications of Texas, Inc., ALBUQUERQUE BILLING GROUP, 909 VIRGINIA NE, SUITE 112, ALBUQUERQUE, NM, 87108	ALBUQUERQUE BILLING GROUP	909 VIRGINIA NE	SUITE 112	ALBUQUERQUE	NM	87108
Bio-Medical Applications of Texas, Inc. Bio-Medical Applications of Texas, Inc., LUBBOCK BILLING GROUP, 4747 SOUTH LOOP 289., SUITE 120., LUBBOCK, TX, 79424	LUBBOCK BILLING GROUP	4747 SOUTH LOOP 289,	SUITE 120	LUBBOCK	TX	79424
Bio-Medical Applications of Texas, Inc. Bio-Medical Applications of Texas, Inc., NORTH TEXAS BILLING GROUP, 1485 RICHARDSON DRIVE #100, , RICHARDSON, TX, 75080	NORTH TEXAS BILLING GROUP	1485 RICHARDSON DRIVE #100		RICHARDSON	TX	75080
Bio-Medical Applications of Texas, Inc. Bio-Medical Applications of Texas, Inc., SAN ANTONIO BILLING GROUP, 6100 BANDERA ROAD, SUITE 601, SAN ANTONIO, TX, 78238	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
Bio-Medical Applications of Texas, Inc. Bio-Medical Applications of Texas, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Bio-Medical Applications of Texas, Inc. Bio-Medical Applications of Texas, Inc., WACO BILLING GROUP, UPTOWN PLAZA, 1110 RICHLAND DR., #3, WACO, TX, 76710	WACO BILLING GROUP	UPTOWN PLAZA	1110 RICHLAND DR., #3	WACO	TX	76710
Bio-Medical Applications of the District of Columbia, Inc. Bio-Medical Applications of the District of Columbia, Inc., STEEL CITY BILLING GROUP, BMA PITTSBURGH, 190 BILMAR DR., SUITE 375, PITTSBURGH, PA, 15205	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
Bio-Medical Applications of Ukiah, Inc. Bio-Medical Applications of Ukiah, Inc., PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
Bio-Medical Applications of Virginia, Inc. Bio-Medical Applications of Virginia, Inc., ROANOKE BILLING GROUP, 2830 KEAGY ROAD, , SALEM, VA, 24153	ROANOKE BILLING GROUP	2830 KEAGY ROAD		SALEM	VA	24153
Bio-Medical Applications of West Virginia, Inc. Bio-Medical Applications of West Virginia, Inc., ROANOKE BILLING GROUP, 2830 KEAGY ROAD, , SALEM, VA, 24153	ROANOKE BILLING GROUP	2830 KEAGY ROAD		SALEM	VA	24153
Bio-Medical Applications of West Virginia, Inc., Bio-Medical Applications of West Virginia, Inc., KENTUCKY BILLING GROUP, 6100 DUTCHMANS LANE, 12TH FLOOR, LOUISVILLE, KY, 40205	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205
Bio-Medical Applications of Wisconsin, Inc. Bio-Medical Applications of Wisconsin, Inc., UPPER MIDWEST BILLING GROUP, 9120 SPRINGBROOK DRIVE, , COON RAPIDS, MN, 55433	UPPER MIDWEST BILLING GROUP	9120 SPRINGBROOK DRIVE		COON RAPIDS	MN	55433
Bio-Medical Applications of Wisconsin, Inc. Bio-Medical Applications of Wisconsin, Inc., MICHIGAN BILLING GROUP, 3500 MASSILLON ROAD SUITE 230, , UNIONTOWN, OH, 44685	MICHIGAN BILLING GROUP	3500 MASSILLON ROAD SUITE 230		UNIONTOWN	OH	44685

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Brazoria Kidney Center, Inc. Brazoria Kidney Center, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Brevard County Dialysis, LLC Brevard County Dialysis, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Clayton County Dialysis, LLC Clayton County Dialysis, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Clermont Dialysis Center, LLC Clermont Dialysis Center, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Columbus Area Renal Alliance, LLC Columbus Area Renal Alliance, LLC, CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Conejo Valley Dialysis, Inc. Conejo Valley Dialysis, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362	SOUTHERN CALIFORNIA BILLING GROUP	1337 EAST THOUSAND OAKS BLVD	SUITE 216	THOUSAND OAKS	CA	91362
Dialysis America Georgia, LLC Dialysis America Georgia, LLC, KNOXVILLE BILLING GROUP, BILLING GROUP, 1512 COLEMAN ROAD, SUITE 308, KNOXVILLE, TN, 37919	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
Dialysis Associates of Northern New Jersey, L.L.C. Dialysis Associates of Northern New Jersey, L.L.C., ALLENTOWN BILLING GROUP, 861 MARCON BLVD SUITE 2, , ALLENTOWN, PA, 18109	ALLENTOWN BILLING GROUP	861 MARCON BLVD SUITE 2		ALLENTOWN	PA	18109
Dialysis Associates, LLC Dialysis Associates, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Dialysis Centers of America — Illinois, Inc. Dialysis Centers of America — Illinois, Inc., CHICAGO BILLING GROUP, ONE WESTBROOK DRIVE, TOWER 1, SUITE 1000, WESTCHESTER, IL, 60154	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
Dialysis Centers of America — Illinois, Inc. Dialysis Centers of America — Illinois, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Dialysis Centers of America — Illinois, Inc. Dialysis Centers of America — Illinois, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Dialysis Management Corporation Dialysis Management Corporation, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Dialysis Services of Cincinnati, Inc. Dialysis Services of Cincinnati, Inc., NORTHERN OHIO BILLING GROUP, 3500 MASSILLON ROAD, SUITE 280, UNIONTOWN, OH, 44685	NORTHERN OHIO BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
Dialysis Specialists of Topeka, Inc. Dialysis Specialists of Topeka, Inc., ARIZONA BILLING GROUP, 2917 S. DOBSON, SUITE 101, MESA, AZ, 85202	ARIZONA BILLING GROUP	2917 S. DOBSON	SUITE 101	MESA	AZ	85202

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Dialysis Specialists of Tulsa, Inc. Dialysis Specialists of Tulsa, Inc., LUBBOCK BILLING GROUP, 4747 SOUTH LOOP 289,, SUITE 120,, LUBBOCK, TX, 79424	LUBBOCK BILLING GROUP	4747 SOUTH LOOP 289,	SUITE 120	LUBBOCK	TX	79424
Douglas County Dialysis, LLC Douglas County Dialysis, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Du Page Dialysis, Ltd. Du Page Dialysis, Ltd., CHICAGO BILLING GROUP, ONE WESTBROOK DRIVE, TOWER 1, SUITE 1000, WESTCHESTER, IL, 60154	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
Everest Healthcare Indiana, Inc. Everest Healthcare Indiana, Inc., KENTUCKY BILLING GROUP, 6100 DUTCHMANS LANE, 12TH FLOOR, LOUISVILLE, KY, 40205	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205
Everest Healthcare Indiana, Inc. Everest Healthcare Indiana, Inc., NORTHERN OHIO BILLING GROUP, 3500 MASSILLON ROAD, SUITE 280, UNIONTOWN, OH, 44685	NORTHERN OHIO BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
Everest Healthcare Indiana, Inc. Everest Healthcare Indiana, Inc., MICHIGAN BILLING GROUP, 3500 MASSILLON ROAD SUITE 230, , UNIONTOWN, OH, 44685	MICHIGAN BILLING GROUP	3500 MASSILLON ROAD SUITE 230		UNIONTOWN	OH	44685
Everest Healthcare Ohio, Inc. Everest Healthcare Ohio, Inc., NORTHERN OHIO BILLING GROUP, 3500 MASSILLON ROAD, SUITE 280, UNIONTOWN, OH, 44685	NORTHERN OHIO BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
Everest Healthcare Rhode Island, Inc. Everest Healthcare Rhode Island, Inc., NEW BEDFORD BILLING GROUP, 700 PLEASANT STREET, , NEW BEDFORD, MA, 2740	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	02740
Everest Healthcare Texas, L.P. Everest Healthcare Texas, L.P., WACO BILLING GROUP, UPTOWN PLAZA, 1110 RICHLAND DR., #3, WACO, TX, 76710	WACO BILLING GROUP	UPTOWN PLAZA	1110 RICHLAND DR., #3	WACO	TX	76710
Fondren Dialysis Clinic, Inc. Fondren Dialysis Clinic, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Fort Scott Regional Dialysis Center, Inc. Fort Scott Regional Dialysis Center, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Four State Regional Dialysis Center, Inc. Four State Regional Dialysis Center, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Fresenius Medical Care Dialysis Services — Oregon, LLC Fresenius Medical Care Dialysis Services — Oregon, LLC, PACIFIC NW BILLING GROUP, 4560 S. COACH DRIVE, SUITE 100, TUCSON, AZ, 85714	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
Fresenius Medical Care Dialysis Services Colorado LLC Fresenius Medical Care Dialysis Services Colorado LLC, ALBUQUERQUE BILLING GROUP, 909 VIRGINIA NE, SUITE 112, ALBUQUERQUE, NM, 87108	ALBUQUERQUE BILLING GROUP	909 VIRGINIA NE	SUITE 112	ALBUQUERQUE	NM	87108
Gulf Region Mobile Dialysis, Inc. Gulf Region Mobile Dialysis, Inc., SAN ANTONIO BILLING GROUP, 6100 BANDERA ROAD, SUITE 601, SAN ANTONIO, TX, 78238	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Haemo-Stat, Inc. Haemo-Stat, Inc., SOUTHERN CALIFORNIA BILLING GROUP, 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362	SOUTHERN CALIFORNIA BILLING GROUP	1337 EAST THOUSAND OAKS BLVD	SUITE 216	THOUSAND OAKS	CA	91362
Henry Dialysis Center, LLC Henry Dialysis Center, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Holton Dialysis Clinic, LLC Holton Dialysis Clinic, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Home Dialysis of Muhlenburg County, Inc. Home Dialysis of Muhlenburg County, Inc., KENTUCKY BILLING GROUP, 6100 DUTCHMANS LANE, 12TH FLOOR, LOUISVILLE, KY, 40205	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205
Jefferson County Dialysis, Inc. Jefferson County Dialysis, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
KDCO, Inc. KDCO, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Kentucky Renal Care Group, LLC Kentucky Renal Care Group, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Lawton Dialysis, Inc. Lawton Dialysis, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Little Rock Dialysis, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Little Rock Dialysis, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Maumee Dialysis Services, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Maumee Dialysis Services, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
Miami Regional Dialysis Center, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Miami Regional Dialysis Center, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Michigan Home Dialysis Center, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Michigan Home Dialysis Center, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
National Medical Care, Inc.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1. SUITE 1000	WESTCHESTER	IL	60154
National Medical Care, Inc., CHICAGO BILLING GROUP, ONE WESTBROOK DRIVE, TOWER 1, SUITE 1000, WESTCHESTER. IL. 60154
National Medical Care, Inc.	MICHIGAN BILLING GROUP	3500 MASSILLON ROAD	SUITE 230	UNIONTOWN	OH	44685
National Medical Care, Inc., MICHIGAN BILLING GROUP, 3500 MASSILLON ROAD, SUITE 230, UNIONTOWN, OH. 44685

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

National Medical Care, Inc.	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
National Medical Care, Inc., KNOXVILLE BILLING GROUP, BILLING GROUP, 1512 COLEMAN ROAD, SUITE 308, KNOXVILLE. TN. 37919
National Medical Care, Inc.	OCALA BILLING GROUP	BMA OCALA, INC.	1308 SE 25TH LOOP, SUITE 102	OCALA	FL	34471
National Medical Care, Inc., OCALA BILLING GROUP, BMA OCALA, INC., 1308 SE 25TH LOOP, SUITE 102. OCALA. FL. 34471
National Medical Care. Inc.	ORLANDO BILLING GROUP	BMA ORLANDO, INC.	1155 W STATE ROAD 434, SUITE 125	LONGWOOD	FL	32750
National Medical Care, Inc., ORLANDO BILLING GROUP, BMA ORLANDO, INC., 1155W STATE ROAD 434. SUITE 125. LONGWOOD. FL. 32750
National Medical Care, Inc.	ALLENTOWN BILLING GROUP	861 MARCON BLVD SUITE 2		ALLENTOWN	PA	18109
National Medical Care, Inc.. ALLENTOWN BILLING GROUP, 861 MARCON BLVD SUITE 2, , ALLENTOWN. PA. 18109
National Medical Care. Inc.	TAMPA BILLING GROUP	BMA TAMPA INC.	5625 WEST WATERS AVENUE, SUITE	TAMPA	FL	33634
National Medical Care, Inc., TAMPA BILLING GROUP, BMA TAMPA INC., 5625 WEST WATERS AVENUE, SUITE A, TAMPA, FL, 33634
National Nephrology Associates of Texas, L.P.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
National Nephrology Associates of Texas, L.P., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
NNA of Alabama, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
NNA of Alabama, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
NNA of East Orange, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NNA of East Orange, L.L.C., CLEVELAND BILLING, 25050 COUNTRY CLUB
BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
NNA of Florida, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
NNA of Florida, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
NNA of Georgia, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
NNA of Georgia, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
NNA of Harrison, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NNA of Harrison, L.L.C., CLEVELAND BILLING, 25050 COUNTRY CLUB
BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
NNA of Louisiana, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
NNA of Louisiana, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
NNA of Oklahoma, L.L.C.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

NNA of Oklahoma, L.L.C., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
NNA of Rhode Island, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NNA of Rhode Island, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB
BOULEVARD. SUITE 250, NORTH OLMSTED, OH, 44070
NNA of Toledo, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
NNA of Toledo, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
NNA-Saint Barnabas, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NNA-Saint Barnabas, L.L.C., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
NNA-Saint Barnabas-Livingston, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NNA-Saint Bamabas-Livingston, LLC., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
Norcross Dialysis Center, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Norcross Dialysis Center, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
NORMAN NEPHROLOGY, P.L.L.C.	LUBBOCK BILLING GROUP	4747 SOUTH LOOP 289,	SUITE 120,	LUBBOCK	TX	79424
NORMAN NEPHROLOGY, P.L.L.C, LUBBOCK BILLING GROUP, 4747 SOUTH LOOP 289,. SUITE 120,. LUBBOCK, TX, 79424
Northeast Alabama Kidney Clinic, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Northeast Alabama Kidney Clinic, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET. SUITE 160, INDIANAPOLIS, IN, 46290
Northern New Jersey Dialysis, LLC	ALLENTOWN BILLING GROUP	861 MARCON BLVD SUITE 2		ALLENTOWN	PA	18109
Northern New Jersey Dialysis. LLC, ALLENTOWN BILLING GROUP, 861 MARCON BLVD SUITE 2, . ALLENTOWN, PA, 18109
Physicians Dialysis Company, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Physicians Dialysis Company, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
RCG Bloomington, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
RCG Bloomington, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
RCG East Texas, LLP	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RCG East Texas, LLP. TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
RCG Indiana, L.L.C.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
RCG Indiana, L.L.C. INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
RCG Irving. LLP	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

RCG Irving. LLP. TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

RCG Martin, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290

RCG Martin, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

RCG Memphis East, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290

RCG Memphis East, LLC. INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

RCG Mississippi, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290

RCG Mississippi, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

RCG Mississippi., Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701

RCG Mississippi, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

RCG Mississippi, Inc.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210

RCG Mississippi, Inc., MESA BILLING, 1750 SOUTH MESA DRIVE, SUITE 110, MESA, AZ, 85210

RCG University Division, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070

RCG University Division, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

RCG University Division, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290

Renal Care Group Alaska, Inc.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210

Renal Care Group Alaska, Inc., MESA BILLING, 1750 SOUTH MESA DRIVE, SUITE 110,MESA, AZ, 85210

Renal Care Group East, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070

Renal Care Group East, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB

BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

Renal Care Group Northwest, Inc.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210

Renal Care Group Northwest, Inc., MESA BILLING, 1750 SOUTH MESA DRIVE, SUITE 110,

MESA, AZ, 85210

Renal Care Group of the Midwest, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701

Renal Care Group of the Midwest, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renal Care Group of the Ozarks, LLC	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701

Renal Care Group of the Ozarks, LLC, TYLER BILLING,

3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Renal Care Group of the South, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Renal Care Group of the South. Inc, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
Renal Care Group of the Southeast, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Renal Care Group of the Southeast, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
Renal Care Group South New Mexico, LLC	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renal Care Group South New Mexico, LLC, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX. 75701
Renal Care Group Southwest, L.P.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renal Care Group Southwest, L.P., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renal Care Group Texas, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renal Care Group Texas, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renal Care Group Westlake, LLC	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Renal Care Group Westlake, LLC, CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
Renal Care Group, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renal Care Group, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renex Dialysis Clinic of Bridgeton, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renex Dialysis Clinic of Bridgeton, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renex Dialysis Clinic of Creve Coeur, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renex Dialysis Clinic of Creve Coeur, Inc., TYLER BILLING. 3910 BROOKSIDE DRIVE. SUITE 100, TYLER, TX, 75701
Renex Dialysis Clinic of Doylestown, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Doylestown, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250. NORTH OLMSTED, OH, 44070
Renex Dialysis Clinic of Maplewood, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renex Dialysis Clinic of Maplewood, Inc., TYLER BILLING. 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renex Dialysis Clinic of Orange, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Orange, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
Renex Dialysis Clinic of Perm Hills, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Penn Hills, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250. NORTH OLMSTED, OH, 44070
Renex Dialysis Clinic of Philadelphia, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Philadelphia, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

Renex Dialysis Clinic of Pittsburgh, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Pittsburgh, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
Renex Dialysis Clinic of Shaler, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Shaler, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
Renex Dialysis Clinic of South Georgia, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Renex Dialysis Clinic of South Georgia, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
Renex Dialysis Clinic of St. Louis, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renex Dialysis Clinic of St. Louis, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renex Dialysis Clinic of Union, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renex Dialysis Clinic of Union, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renex Dialysis Clinic of University City, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renex Dialysis Clinic of University City, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renex Diarysis Clinic of Woodbury, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Woodbury, Inc., CLEVELAND BILLING, 25050 COUNTRY CLUB BOULEVARD, SUITE 250, NORTH OLMSTED, OH, 44070
Renex Dialysis Facilities, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renex Dialysis Facilities, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701
Renex Dialysis Facilities, Inc.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210
Renex Dialysis Facilities, Inc., MESA BILLING, 1750 SOUTH MESA DRIVE, SUITE 110, MESA, AZ, 85210
San Diego Dialysis Services, Inc.	SAN DIEGO BILLING GROUP	2917 S. DOBSON	SUITE 101	MESA	AZ	85202
San Diego Dialysis Services, Inc., SAN DIEGO BILLING GROUP, 2917 S. DOBSON, SUITE 101, MESA, AZ, 85202
Santa Barbara Community Dialysis Center, Inc.	SOUTHERN CALIFORNIA BILLING GROUP	1337 EAST THOUSAND OAKS BLVD	SUITE 216	THOUSAND OAKS	CA	91362
Santa Barbara Community Dialysis Center, Inc., SOUTHERN CALIFORNIA BILLING GROUP. 1337 EAST THOUSAND OAKS BLVD, SUITE 216, THOUSAND OAKS, CA, 91362
Smyrna Dialysis Center, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Smyrna Dialysis Center, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290
SSKG, Inc.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
SSKG, Inc., INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

					Billing	Billing
Location of Records-Exhibit I-Fresenius Medical Services					Group	Group
2008 Transferring Affiliates	FMS Billing Group	Billing Group Address	Billing Group Address 2	Billing Group City	State	Zip

STAT Dialysis Corporation	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701

STAT Dialysis Corporation, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Stone Mountain Dialysis Center, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290

Stone Mountain Dialysis Center, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Stuttgart Dialysis, LLC	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701

Stuttgart Dialysis, LLC, TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

Terrell Dialysis Center, LLC	WACO BILLING GROUP	UPTOWN PLAZA	1110 RICHLAND DR., #3	WACO	TX	76710

Terrell Dialysis Center, LLC, WACO BILLING GROUP, UPTOWN PLAZA, 1110 RICHLAND DR., #3, WACO, TX, 76710

Three Rivers Dialysis Services, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290

Three Rivers Dialysis Services, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

West Palm Dialysis, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290

West Palm Dialysis, LLC, INDIANAPOLIS BILLING, 10585 NORTH MERIDIAN STREET, SUITE 160, INDIANAPOLIS, IN, 46290

Wharton Dialysis, Inc.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701

Wharton Dialysis, Inc., TYLER BILLING, 3910 BROOKSIDE DRIVE, SUITE 100, TYLER, TX, 75701

WSKC Dialysis Services, Inc.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154

WSKC Dialysis Services, Inc., CHICAGO BILLING GROUP, ONE WESTBROOK DRIVE, TOWER 1, SUITE 1000, WESTCHESTER, IL, 60154

EXHIBIT H

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF SELLER’S SUBSIDIARIES,

DIVISIONS AND TRADENAMES

SECTION 3.l(k)

3.1(k)(ii) Seller’s subsidiaries and divisions:

Wholly owned:

Bio-Medical Applications Management Company, Inc.
Bio-Medical Applications of Illinois, Inc.
Dialysis America Alabama, LLC
Fresenius Medical Care Dialysis Services — Oregon, LLC
Fresenius Medical Care Ventures Holding Company, Inc.
Fresenius Medical Care of Illinois, LLC
Haemo-Stat, Inc.
Home Intensive Care, Inc.
Lifechem, Inc.
NMC A, LLC
NMC Funding Corporation
NMC Homecare, Inc.
NMC Services, Inc.
Neomedica, Inc.
QCI Holdings, Inc.
Renal Scientific Service of Texas, Inc.
Spectra Renal Research, LLC
U.S. Vascular Access Holdings, LLC

Partially owned (other member is another wholly owned entity):

NMC-RRI Partnership (99%)
QualiCenters Eugene-Springfield, Ltd. (49%)
QualiCenters Inland Northwest L.L.C. (30%)
QualiCenters Louisville LLC (20%)
QualiCenters Salem LLC (40%)
QualiCenters Sioux City, LLC (49%)

3.1(k)(iii) Tradename: Fresenius Medical Care North America

EXHIBIT I

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF TRANSFERRING AFFILIATE LETTER

EXECUTION COPY

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008
NATIONAL MEDICAL CARE, INC.
920 Winter Street
Waltham, MA 02451
Attention: Mark Fawcett

Dear Sirs:

We refer to the Amended and Restated Receivables Purchase Agreement dated as of October 16, 2008 between National Medical Care, Inc. (the “Seller”) and NMC Funding Corporation (the “Purchaser”) (such Agreement, as it may be amended, supplemented or otherwise modified from time to time being the “Agreement”). The undersigned Transferring Affiliates are parties to that certain Transferring Affiliate Letter dated as of August 28, 1997 (as amended prior to the date hereof, the “Existing Transferring Affiliate Letter’). The undersigned Transferring Affiliates hereby desire to amend and restate the Existing Transferring Affiliate Letter. Capitalized terms used and not otherwise defined in this Amended and Restated Transferring Affiliate Letter (this “Transferring Affiliate Letter”) have the meanings specified in the Agreement or, if not defined in the Agreement, in the Transfer and Administration Agreement referred to therein.

Effective as of the date hereof, this Transferring Affiliate Letter amends, restates and supersedes the Existing Transferring Affiliate Letter. This Transferring Affiliate Letter is not intended to constitute a novation of any obligations under the Existing Transferring Affiliate Letter. Upon the effectiveness of this Transferring Affiliate Letter, each reference to the Existing Transferring Affiliate Letter in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Transferring Affiliate Letter.

1. Each of the undersigned Transferring Affiliates will from time to time forthwith sell to the Seller, and the Seller will from time to time forthwith purchase from such Transferring Affiliate, all of the present and future Receivables, and all Related Security, if any, with respect thereto, which are owed from time to time to such Transferring Affiliate for an amount equal to the face amount of such Receivables, which amount the Seller shall pay to such Transferring Affiliate in cash or by way of a credit to such Transferring Affiliate in the appropriate intercompany account by the last Business Day of the month following the month in which such purchase was made; it being further agreed that (a) that each such purchase of each such Receivable and Related Security with respect thereto shall be deemed to be made on the date such Receivable is created, and (b) the Seller shall settle from time to time each such credit to the account of such Transferring Affiliate, by way of payments in cash or by way of credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller, in each case for the benefit of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies.

It is the intention of the Seller and the Purchaser that each Purchase under the Agreement shall constitute a sale of such Receivables, together with the Related Assets with respect thereto, from the Seller to the Purchaser, conveying good title thereto free and clear of any Adverse Claims, and that such Receivables and Related Assets not be part of the Seller’s estate in the event of an insolvency. If, notwithstanding the foregoing, the transactions contemplated under the Agreement should be deemed a financing, the Seller and the Purchaser intend that the Seller shall be deemed to have granted to the Purchaser a first priority perfected and continuing security interest in all of the Seller’s right, title and interest in, to and under the Receivables, together with the Related Assets with respect thereto, and together with all of the Seller’s rights hereunder, under the BMA Transfer Agreement and all other Transaction Documents with respect to the Receivables and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables, and that the Agreement shall constitute a security agreement under applicable law. The Seller under the Agreement has assigned to the Purchaser all of its rights and remedies hereunder and under the BMA Transfer Agreement (and all instruments, documents and agreements executed in connection therewith) with respect to the Receivables and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables.

2. Each Transferring Affiliate hereby severally agrees as follows:

(a) Such Transferring Affiliate shall make each such sale strictly in accordance with the terms of this Transferring Affiliate Letter, without regard to whether any other Transferring Affiliate has performed or failed to perform any of such other Transferring Affiliate’s obligations hereunder.

(b) Such Transferring Affiliate will instruct all Obligors to cause all Collections to be deposited directly into a Special Account.

(c) Such Transferring Affiliate will act as the Seller’s agent for any Collections received by such Transferring Affiliate with respect to Receivables sold by such Transferring Affiliate to the Seller and such Collections will be held in trust and segregated from the other funds of such Transferring Affiliate until the same are delivered to the Seller. Such Transferring Affiliate agrees that such Collections constitute the Seller’s property and shall be promptly deposited directly to a Special Account.

(d) Such Transferring Affiliate will not add or terminate any bank as a Special Account Bank to or from those listed in Exhibit C to the Agreement, nor make any change in its instructions to Obligors regarding payments to be made to any Special Account Bank; provided that a Transferring Affiliate may (A) add any bank as a Special Account Bank for purposes of this Transferring Affiliate Letter at any time following delivery to the Seller and its assigns of written notice of such addition and a Special Account Letter duly executed by such bank, and (B) terminate any Special Account Bank at any time following delivery to the Seller and its assigns of written notice of such termination and evidence satisfactory to the Seller and its assigns that the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account.

(e) In the event any Transferring Affiliate has instructed its Obligors to remit Collections to a Special Account that is maintained in the name of any Person other than such Transferring Affiliate, such Transferring Affiliate shall at all times ensure that such Person qualifies as a Designated Account Agent, including, without limitation, by causing such Person to execute and deliver to the Seller an Account Agent Agreement and by causing such Account Agent Agreement to remain in effect at all times. In furtherance of the foregoing, each such Transferring Affiliate hereby authorizes and directs each Person maintaining a Special Account on behalf of such Transferring Affiliate to (i) execute, and deliver to the Seller and its assigns, an Account Agent Agreement, (ii) execute and deliver a Special Account Letter in respect of each such Special Account maintained by such Person, and (iii) otherwise take all actions, or omit to take all actions, required to be taken, or required to be omitted to be taken, by such Transferring Affiliate with respect to such Special Accounts in accordance with the terms of this Transferring Affiliate Letter.

3. Each Transferring Affiliate shall provide (or, if applicable, shall cause its Designated Account Agents to provide) standing instructions to each Special Account Bank (which standing instructions shall be maintained in full force and effect at all times) to transfer, prior to the close of business each banking day (i) all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank to the Concentration Account or an Intermediate Concentration Account and (ii) if an Intermediate Concentration Account has been established at such Special Account Bank, all Collections on deposit during such banking day in such Intermediate Concentration Account to the Concentration Account; provided, however, that if the Collections on deposit in any Special Account during such banking day shall be less than $20,000.00 (the “Minimum Amount”), the Special Account Bank shall transfer such Collections to the Concentration Account, or to the Intermediate Concentration Account, as applicable, on the next succeeding banking day in which Collections in such Special Account first exceed the Minimum Amount.

4. Each Transferring Affiliate hereby authorizes the Seller and its assigns, to the extent permitted by applicable law, to take any and all steps in such Transferring Affiliate’s name and on behalf of such Transferring Affiliate to collect all amounts due under such Receivables and Related Security, including, without limitation, endorsing such Transferring Affiliate’s name on checks and other instruments representing collections and enforcing such Receivables and Related Security and the related Contracts; provided, however, neither that the Seller nor any of its assigns shall have the power or authority to direct Obligors of Receivables or Related Security payable under the CHAMPUS/VA, Medicare or Medicaid program to make payments of amounts due or to become

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due to such Transferring Affiliate in respect of such Receivables or Related Security directly either to the Intermediate Concentration Account or the Concentration Account or to the Seller, the Seller’s assigns or any of their respective designees, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

5. Each Transferring Affiliate agrees that from time to time, to the extent permitted by applicable law, it will promptly execute and deliver all further instruments and documents, and take all further action that the Seller or its assigns may reasonably request in order to perfect, protect or more fully evidence the ownership interest of the Seller in the Receivables, Related Security and Collections, and any interest therein acquired by any assignee of the Seller, or to enable the Seller or its assigns to exercise or enforce any of their respective rights hereunder or under the Agreement or the Certificate. Without limiting the generality of the foregoing, each Transferring Affiliate will, upon the request of the Seller or its assigns: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate in order to perfect, protect or evidence the ownership interest of the Seller or the interest of any assignee thereof; (ii) mark conspicuously each of its records evidencing each Receivable and Related Security and the related Contract with a legend, acceptable to the Seller and its assigns, evidencing that such Receivable and Related Security have been sold in accordance with this Transferring Affiliate Letter, the Agreement or any document, instrument or agreement made in favor of any assignee; and (iii) mark its master data processing records evidencing such Receivables and Related Security and related Contracts with such legend. Each Transferring Affiliate hereby authorizes the Seller to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to the Receivables and Related Security sold by it to the Seller or any assignee now existing or hereafter arising without the signature of such Transferring Affiliate where permitted by law. If any Transferring Affiliate fails to perform any of its agreements or obligations under this Letter, the Seller or any of its assigns may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Seller or any of its assigns incurred in connection therewith shall be payable by such Transferring Affiliate.

6. Each Transferring Affiliate hereby severally represents and warrants as to itself as follows:

(a) Such Transferring Affiliate is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized and existing and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified and where the failure to so qualify would materially and adversely affect the business, condition, operations or properties of such Transferring Affiliate.

(b) The execution, delivery and performance by such Transferring Affiliate of this Transferring Affiliate Letter are within such Transferring Affiliate’s corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Transferring Affiliate’s charter or by-laws, (ii) any law, rule or regulation, including, without limitation the Social Security Act, any CHAMPUS Regulation, any Medicaid Regulation or any Medicare Regulation or (iii) any contractual or legal restriction binding on or affecting such Transferring Affiliate or its properties, and do not result in or require the creation of any Adverse Claim (other than pursuant hereto) upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Transferring Affiliate of this Transferring Affiliate Letter or for the perfection of or the exercise by the Seller or any assignee thereof of their respective rights and remedies under this Transferring Affiliate Letter, except for the filings of the financing statements referred to in Article IV of the TAA, all of which, on or prior to the date of the initial purchase thereunder, will have been duly made and be in full force and effect.

(d) This Transferring Affiliate Letter is the legal valid and binding obligation of such Transferring Affiliate enforceable against such Transferring Affiliate in accordance with its terms, except as may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

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(e) Such Transferring Affiliate will be, at the time of each sale hereunder, the legal and beneficial owner of each Receivable, and any Related Security with respect thereto, originally owed to such Transferring Affiliate and sold from time to time to the Seller hereunder, free and clear of any Adverse Claim except as created by the Agreement (or any subsequent assignment by the assignee thereunder). Upon each such sale of each such Receivable and Related Security hereunder, the Seller will acquire all right, title and interest in and to, and a valid and perfected first priority 100% ownership interest in, such Receivable and Related Security, and Collections with respect thereto, free and clear of any Adverse Claim except as created by the Agreement (or any subsequent assignment by the assignee thereunder). No effective financing statement or other instrument similar in effect covering any such Receivable or Related Security, or Collections with respect thereto, is on file in any recording office, except those filed in favor of the Seller relating to the Agreement (or any subsequent assignment by the assignee thereunder).

(f) Each Investor Report (to the extent that information contained therein is supplied by such Transferring Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by such Transferring Affiliate to the Seller or any of its assigns in connection the Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Seller or the applicable assignee, as the case may be, at such time) as of the date so furnished, and no such document (if not prepared by or under the direction of such Transferring Affiliate or to the extent that the information contained therein is not supplied by such Transferring Affiliate, to the best of such Transferring Affiliate’s knowledge) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

(g) (i) The chief executive office of such Transferring Affiliate, except NMC Medical Products, Inc., is located at 920 Winter Street, Waltham, Massachusetts 02451, and (ii) the office where such Transferring Affiliate keeps its records concerning the Receivables is located at the address specified for such Transferring Affiliate in Exhibit J to the Agreement (or, in the case of each of clauses (i) or (ii) above, at such other locations, notified to the Seller and its assigns in accordance with Section 2.6 of the Agreement, in jurisdictions where all action required by Section 2.6 of the Agreement has been taken and completed).

(h) The names and addresses of all the Special Account Banks, together with the account numbers of the Special Accounts and the account numbers of the Intermediate Concentration Account, at such Special Account Banks and, if applicable, the name of each Designated Account Agent, are specified in Exhibit C to the Agreement (or at such other Special Account Banks, with such other Special Accounts, Intermediate Concentration Account or with such other Designated Account Agents in respect of which all of the requirements set forth in Section 5.2(e) of the Agreement have been satisfied).

Each Transferring Affiliate acknowledges that it has received a copy of the Agreement and hereby severally represents and warrants that each representation and warranty made by the Seller under the Agreement in respect of such Transferring Affiliate, or in respect of any of the assets or properties of such Transferring Affiliate, is true and correct and shall be true and correct on each date under the Agreement on which the Seller is required to remake (or is deemed to have remade) any such representation and warranty for the benefit of the Purchaser. In addition, with respect to any covenant or undertaking required to be performed by the Seller under the Agreement which relates to any Transferring Affiliate or the assets or properties of such Transferring Affiliate, such Transferring Affiliate severally agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of such covenant or undertaking.

7. Anything to the contrary herein notwithstanding, all CHAMPUS/VA, Medicare or Medicaid payments which are made by an Obligor with respect to any Receivables shall be collected from such Obligor only by (i) the Transferring Affiliate which furnished the services for which such payments are made or (ii) an agent of such Transferring Affiliate, except to the extent that an Obligor may be required to submit any such payments directly to a Person other than a Transferring Affiliate pursuant to a court-ordered assignment which is valid, binding and enforceable under applicable federal and state CHAMPUS/VA, Medicare and Medicaid laws, rules and regulations; and this Transferring Affiliate Letter shall not be construed to permit any other Person, in violation of applicable

4

federal and state CHAMPUS/VA, Medicare or Medicaid laws, rules and regulations to collect or receive, or to be entitled to collect or receive, any such payments prior to a Transferring Affiliate’s or such agent’s receipt thereof.

8. No amendment or waiver of any provision of this Transferring Affiliate Letter, and no consent to any departure by any Transferring Affiliate herefrom, shall in any event be effective unless the same shall be in writing and signed by the Seller, each assignee of the Seller and the Transferring Affiliate or Transferring Affiliates to be bound thereby (or, in the case of waiver, by the party or parties waiving the provision hereof), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

9. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, as to each party hereto, at its address set forth, in the case of each Transferring Affiliate, as its chief executive office on Exhibit J to the Agreement; in the case of the Seller, under its name on the signature pages of the Agreement; in the case of any assignee of the Seller, such address as shall have been notified by such assignee to the Transferring Affiliates; or, in the case of each party hereto (or any such assignee), at such other address as shall be designated by such party in a written notice to the Seller and its assignees. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

10. This Transferring Affiliate Letter shall be binding upon, and inure to the benefit of, and be enforceable by, each Transferring Affiliate, the Seller and their respective successors and assigns, except that no Transferring Affiliate shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Seller and its assigns.

11. The Seller may assign at any time any or all of its rights and obligations hereunder and interests herein to any other Person without the consent of the any Transferring Affiliate. Without limiting the foregoing, each Transferring Affiliate acknowledges that (i) the Seller, pursuant to the Agreement, shall assign to the Purchaser all of its right, title and interest in and to the Receivables and the Related Security, together with all of its rights, remedies, powers and privileges hereunder, (ii) the Purchaser, pursuant to that certain Fourth Amended and Restated Transfer and Administration Agreement dated as of October 16, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “TAA”) among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors” (together with the Conduit Investors, the “Investors”), the Persons parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as agent (in such capacity, the “Agent”), shall assign to the Agent, for the benefit of the Investors, an undivided percentage ownership interest in all of the Purchaser’s right, title and interest in and to the Receivables and the Related Security, together with all of the Purchaser’s rights, remedies, powers and privileges hereunder, and (iii) the Agent or any Investor may further assign such rights, interests, remedies, powers and privileges to the extent permitted in the TAA. Each Transferring Affiliate agrees that the Agent, as the assignee of the Seller, shall, subject to the terms of the TAA, have the right to enforce this Transferring Affiliate Letter and to exercise directly all of the Seller’s rights and remedies under this Transferring Affiliate Letter (including, without limitation, the right to give or withhold any consents or approvals of the Seller to be given or withheld hereunder) and each Transferring Affiliate agrees to cooperate fully with the Agent and the Collection Agent in the exercise of such rights and remedies. Each Transferring Affiliate agrees to give to the Agent copies of all notices it is required to give to the Seller hereunder and to permit the Agent and the Investors (and their assignees) to inspect the books and records of such Transferring Affiliate relating to the Receivables and the Related Security at any time, upon reasonable notice given by the Agent or such Investor to the Seller and such Transferring Affiliate. Each Transferring Affiliate agrees that, to the extent the Seller is herein permitted to take any action or to provide any information or report, the Agent and the Investors (and their assignees) may similarly so direct and require (with or without the concurrence of the Seller) such Transferring Affiliate to take such action or to provide such information or report. This Transferring Affiliate Letter shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date (the “Collection Date”) that the TAA shall be terminated in accordance with its terms and all “Aggregate Unpaids” thereunder paid in full; provided, however, that the rights and remedies with respect

5

to any breach of any representation and warranty made by any Transferring Affiliate hereunder shall be continuing and shall survive any termination of this Transferring Affiliate Letter.

12. Each Transferring Affiliate hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any Conduit Investor, it will not institute against, or join any other Person in instituting against, such Conduit Investor any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. Each Transferring Affiliate further covenants and agrees that, prior to the date which is one year and one day after the Collection Date, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

13. No failure on the part of the Seller or any assignee thereof to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. This Transferring Affiliate Letter shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that the perfection of the interests of the Seller and its assigns, or remedies hereunder, in respect of the Receivables, any Related Security or any Collections in respect thereof, are governed by the laws of a jurisdiction other than the State of New York.

15. The Seller and each of its assignees (including the Agent) is hereby authorized by each of the Transferring Affiliates and the Seller to demand specific performance of this Transferring Affiliate Letter at any time when any of the Transferring Affiliates or the Seller shall have failed to comply with any of the provisions of this Transferring Affiliate Letter applicable to any such Transferring Affiliate or the Seller. Each of the Transferring Affiliates and the Seller hereby irrevocable waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

16. This Transferring Affiliate Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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[Remainder of page intentionally left blank]

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Very truly yours,

ANGLETON DIALYSIS, INC.
ARIZONA RENAL INVESTMENTS, LLC
BIO-MEDICAL APPLICATIONS HOME DIALYSIS SERVICES, INC.
BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
BIO-MEDICAL APPLICATIONS OF AQUADILLA, INC.
BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC
BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
BIO-MEDICAL APPLICATIONS OF DOVER, INC.
BIO-MEDICAL APPLICATIONS OF EAST ORANGE, INC.
BIO-MEDICAL APPLICATIONS OF ESSEX, INC.
BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
BIO-MEDICAL APPLICATIONS OF GLENDORA, INC.
BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
BIO-MEDICAL APPLICATIONS OF HILLSIDE, INC.
BIO-MEDICAL APPLICATIONS OF HOBOKEN, INC.
BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
BIO-MEDICAL APPLICATIONS OF IRVINGTON, INC.
BIO-MEDICAL APPLICATIONS OF JERSEY CITY, INC.
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
BIO-MEDICAL APPLICATIONS OF LAS AMERICAS, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
BIO-MEDICAL APPLICATIONS OF MAINE, INC.
BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.

8

BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
BIO-MEDICAL APPLICATIONS OF MLK, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC
BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF NORTHEAST, D.C., INC.
BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
BIO-MEDICAL APPLICATIONS OF OHIO, INC.
BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
BIO-MEDICAL APPLICATIONS OF PINE BROOK, INC.
BIO-MEDICAL APPLICATIONS OF PONCE, INC.
BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.
BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH QUEENS, INC.
BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
BIO-MEDICAL APPLICATIONS OF TRENTON, INC.
BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WISCONSIN
BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
BRAZORIA KIDNEY CENTER, INC.
BREVARD COUNTY DIALYSIS, LLC
CARTERSVILLE DIALYSIS CENTER, LLC
CLAYTON COUNTY DIALYSIS, LLC
CLERMONT DIALYSIS CENTER, LLC
COBB COUNTY DIALYSIS, LLC
COLUMBUS AREA RENAL ALLIANCE, LLC
CON MED SUPPLY COMPANY, INC.
CONEJO VALLEY DIALYSIS, INC.
COVINGTON DIALYSIS CENTER, LLC
DIABETES CARE GROUP, INC.
DIALYSIS AMERICA ALABAMA, LLC
DIALYSIS AMERICA GEORGIA, LLC
DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
DIALYSIS ASSOCIATES, LLC
DIALYSIS CENTERS OF AMERICA ILLINOIS, INC.
DIALYSIS LICENSING CORP.

9

DIALYSIS MANAGEMENT CORPORATION
DIALYSIS SERVICES OF ATLANTA, INC.
DIALYSIS SERVICES OF CINCINNATI, INC.
DIALYSIS SERVICES, INC.
DIALYSIS SPECIALISTS OF TOPEKA, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
DOUGLAS COUNTY DIALYSIS, LLC
DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
DU PAGE DIALYSIS, LTD.
EVEREST HEALTHCARE HOLDINGS, INC.
EVEREST HEALTHCARE INDIANA, INC.
EVEREST HEALTHCARE OHIO, INC.
NNA TRANSPORTATION SERVICES CORPORATION
NORCROSS DIALYSIS CENTER, LLC
NORTH BUCKNER DIALYSIS CENTER, INC.
NORTHEAST ALABAMA KIDNEY CLINIC, INC.
NORTHERN NEW JERSEY DIALYSIS, L.L.C.
NORTHWEST DIALYSIS, INC.
PHYSICIANS DIALYSIS COMPANY, INC.
PRIME MEDICAL, INC.
QUALICENTERS, INC.
RCG ARLINGTON HEIGHTS, LLC
RCG BLOOMINGTON, LLC
RCG CREDIT CORPORATION
RCG EAST TEXAS, LLP
RCG FINANCE, INC.
RCG INDIANA, L.L.C.
RCG IRVING, LLP
RCG MARION, LLC
RCG MARTIN, LLC
RCG MEMPHIS EAST, LLC
RCG MEMPHIS, LLC
RCG MISSISSIPPI, INC.
RCG PA MERGER CORP.
RCG UNIVERSITY DIVISION, INC.
RCG WEST HEALTH SUPPLY, L.C.
RCG WHITEHAVEN, LLC
RCG/SAINT LUKE’S, LLC
RCGIH, INC.
RENAL CARE GROUP ALASKA, INC.
RENAL CARE GROUP CENTRAL MEMPHIS, LLC
RENAL CARE GROUP EAST, INC.
RENAL CARE GROUP MICHIGAN, INC.
RENAL CARE GROUP NORTHWEST, INC.
RENAL CARE GROUP OF THE MIDWEST, INC.
RENAL CARE GROUP OF THE OZARKS, LLC
RENAL CARE GROUP OF THE SOUTH, INC.
RENAL CARE GROUP OF THE SOUTHEAST, INC.
RENAL CARE GROUP OHIO, INC.
RENAL CARE GROUP SOUTH NEW MEXICO, LLC
RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
RENAL CARE GROUP SOUTHWEST, L.P.
RENAL CARE GROUP TEXAS, INC.

10

RENAL CARE GROUP TEXAS, LP
RENAL CARE GROUP WESTLAKE, LLC
RENAL CARE GROUP, INC.
RENAL SCIENTIFIC SERVICES, INC.
RENALNET ARIZONA, INC.
RENALNET, INC.
RENALPARTNERS OF INDIANA, LLC
RENALPARTNERS, INC.
RENEX CORP.
RENEX DIALYSIS CLINIC OF AMESBURY, INC.
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
RENEX DIALYSIS CLINIC OF NORTH ANDOVER, INC.
RENEX DIALYSIS CLINIC OF ORANGE, INC.
RENEX DIALYSIS CLINIC OF PENN HILLS, INC.
RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
RENEX DIALYSIS CLINIC OF SHALER, INC.
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF TAMPA, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
RENEX DIALYSIS CLINIC OF WOODBURY, INC.
RENEX DIALYSIS FACILITIES, INC.
RENEX DIALYSIS HOMECARE OF GREATER ST. LOUIS, INC.
RENEX MANAGEMENT SERVICES, INC.
SAN DIEGO DIALYSIS SERVICES, INC.
SANTA BARBARA COMMUNITY DIALYSIS CENTER
SMYRNA DIALYSIS CENTER, LLC
SPECTRA EAST, INC.
SPECTRA LABORATORIES, INC.
SSKG, INC.
STAT DIALYSIS CORPORATION
STONE MOUNTAIN DIALYSIS CENTER, LLC
STUTTGART DIALYSIS, LLC
TERRELL DIALYSIS CENTER, L.L.C.
THREE RIVERS DIALYSIS SERVICES, LLC
WEST PALM DIALYSIS, LLC
WHARTON DIALYSIS, INC.
WSKC DIALYSIS SERVICES, INC.

By	Name:

Title:

11

Acknowledged and accepted:

NATIONAL MEDICAL CARE, INC.

By
Name:

Title:

NMC FUNDING CORPORATION

By
Name:

Title:

The undersigned acknowledges and accepts the foregoing, and hereby gives notice to each Transferring Affiliate that, for purposes of Section 9 of the Transferring Affiliate Letter, the address of the undersigned is WestLB AG, New York Branch.

WestLB AG, New York Branch
as Agent

By
Name:

Title:

By
Name:

Title:

12

EXHIBIT J

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF TRANSFERRING AFFILIATES, CHIEF EXECUTIVE

OFFICES OF TRANSFERRING AFFILIATES AND TRADENAMES

SECTIONS 2.7(b), 3.1(i) and 3.1(k)(iv)

2.7(b) List of Transferring Affiliates:

Angleton Dialysis, Inc.
Bio-Medical Applications Home Dialysis Services, Inc.
Bio-Medical Applications Management Company, Inc
Bio-Medical Applications of Aguadilla, Inc.
Bio-Medical Applications of Alabama, Inc.
Bio-Medical Applications of Anacostia, Inc.
Bio-Medical Applications of Arecibo, Inc.
Bio-Medical Applications of Arkansas, Inc.
Bio-Medical Applications of Bayamon, Inc.
Bio-Medical Applications of Blue Springs, Inc
Bio-Medical Applications of Caguas, Inc.
Bio-Medical Applications of California, Inc.
Bio-Medical Applications of Camarillo, Inc.
Bio-Medical Applications of Capitol Hill, Inc.
Bio-Medical Applications of Carolina, Inc.
Bio-Medical Applications of Carson, Inc.
Bio-Medical Applications of Clinton, Inc.
Bio-Medical Applications of Columbia Heights, Inc.
Bio-Medical Applications of Connecticut, Inc.
Bio-Medical Applications of Delaware, Inc.
Bio-Medical Applications of Dover, Inc.
Bio-Medical Applications of Eureka, Inc.
Bio-Medical Applications of Fayetteville, Inc.
Bio-Medical Applications of Florida, Inc.
Bio-Medical Applications of Fremont, Inc.
Bio-Medical Applications of Fresno, Inc.
Bio-Medical Applications of Georgia, Inc.
Bio-Medical Applications of Glendora, Inc.
Bio-Medical Applications of Guayama, Inc.
Bio-Medical Applications of Hoboken, Inc.
Bio-Medical Applications of Humacao, Inc.
Bio-Medical Applications of Illinois, Inc.
Bio-Medical Applications of Indiana, Inc.
Bio-Medical Applications of Kansas, Inc.
Bio-Medical Applications of Kentucky, Inc.
Bio-Medical Applications of Las Americas, Inc.
Bio-Medical Applications of Long Beach, Inc.
Bio-Medical Applications of Los Gatos, Inc.
Bio-Medical Applications of Louisiana, LLC
Bio-Medical Applications of Maine, Inc.
Bio-Medical Applications of Manchester, Inc.
Bio-Medical Applications of Maryland, Inc.

Bio-Medical Applications of Massachusetts, Inc.
Bio-Medical Applications of Mayaguez, Inc.
Bio-Medical Applications of Michigan, Inc.
Bio-Medical Applications of Minnesota, Inc.
Bio-Medical Applications of Mission Hills, Inc.
Bio-Medical Applications of Mississippi, Inc.
Bio-Medical Applications of Missouri, Inc.
Bio-Medical Applications of MLK, Inc.
Bio-Medical Applications of Nevada, Inc
Bio-Medical Applications of New Hampshire, Inc.
Bio-Medical Applications of New Jersey, Inc.
Bio-Medical Applications of New Mexico, Inc.
Bio-Medical Applications of North Carolina, Inc.
Bio-Medical Applications of Northeast, D.C., Inc.
Bio-Medical Applications of Oakland, Inc.
Bio-Medical Applications of Ohio, Inc.
Bio-Medical Applications of Oklahoma, Inc.
Bio-Medical Applications of Pennsylvania, Inc.
Bio-Medical Applications of Ponce, Inc.
Bio-Medical Applications of Puerto Rico, Inc.
Bio-Medical Applications of Rhode Island, Inc.
Bio-Medical Applications of Rio Piedras, Inc.
Bio-Medical Applications of San Antonio, Inc.
Bio-Medical Applications of San German, Inc.
Bio-Medical Applications of San Juan, Inc.
Bio-Medical Applications of South Carolina, Inc.
Bio-Medical Applications of Southeast Washington, Inc.
Bio-Medical Applications of Tennessee, Inc.
Bio-Medical Applications of Texas, Inc.
Bio-Medical Applications of The District of Columbia, Inc.
Bio-Medical Applications of Ukiah, Inc.
Bio-Medical Applications of Virginia, Inc.
Bio-Medical Applications of West Virginia, Inc.
Bio-Medical Applications of Wisconsin, Inc.
Bio-Medical Applications of Woonsocket, Inc.
Brazoria Kidney Center, Inc.
Conejo Valley Dialysis, Inc.
Con-Med Supply Company, Inc.
Diabetes Care Group, Inc.
Dialysis America Alabama, LLC
Dialysis America Georgia, LLC
Dialysis Associates of Northern New Jersey, L.L.C.
Dialysis Centers of America — Illinois, Inc.
Dialysis Licensing Corp.
Dialysis Management Corporation
Dialysis Services of Atlanta, Inc.
Dialysis Services of Cincinnati, Inc.
Dialysis Services, Inc.
Dialysis Specialists of Topeka, Inc.
Dialysis Specialists of Tulsa, Inc.
Du Page Dialysis, Ltd.
Everest Healthcare Holdings, Inc.
Everest Healthcare Indiana, Inc.

2

Everest Healthcare Ohio, Inc.
Everest Healthcare Rhode Island, Inc.
Everest Healthcare Texas Holding Corp
Everest Healthcare Texas, L.P.
Everest Management, Inc.
FMS New York, Inc.
Fondren Dialysis Clinic, Inc.
Fort Scott Regional Dialysis Center, Inc.
Four State Regional Dialysis Center, Inc.
Fresenius Management Services, Inc.
Fresenius Medical Care Dialysis Services — Oregon, LLC
Fresenius Medical Care Dialysis Services Colorado LLC
Fresenius USA Home Dialysis, Inc.
Fresenius USA Marketing, Inc.
Fresenius USA Sales, Inc.
Fresenius USA, Inc.
Gulf Region Mobile Dialysis, Inc.
Haemo-Stat, Inc.
Henry Dialysis Center, LLC
Holton Dialysis Clinic, LLC
Home Dialysis of America, Inc.
Home Dialysis of Muhlenberg County, Inc.
Home Intensive Care, Inc.
Jefferson County Dialysis, Inc.
KDCO, Inc.
Kentucky Renal Care Group, LLC
Lawton Dialysis, Inc.
Little Rock Dialysis, Inc.
Maumee Dialysis Services, LLC
Mercy Dialysis Center, Inc.
Miami Regional Dialysis Center, Inc.
Michigan Home Dialysis Center, Inc.
Naples Dialysis Center, LLC
National Medical Care, Inc
National Nephrology Associates Management Company of Texas, Inc.
National Nephrology Associates of Texas, L.P.
Neomedica, Inc
NNA Management Company of Kentucky, Inc.
NNA Management Company of Louisiana, Inc.
NNA of Alabama, Inc.
NNA of East Orange, L.L.C.
NNA of Florida, LLC
NNA of Georgia, Inc.
NNA of Harrison, L.L.C.
NNA of Louisiana, LLC
NNA of Memphis, LLC
NNA of Nevada, Inc.
NNA of Newark, L.L.C.
NNA of Oklahoma, Inc.
NNA of Oklahoma, L.L.C.
NNA of Rhode Island, Inc.
NNA of Toledo, Inc.
NNA Properties of Tennessee, Inc.

3

NNA Transportation Services Corporation
NNA-Saint Barnabas, L.L.C.
NNA-Saint Barnabas-Livingston, L.L.C.
Norcross Dialysis Center, LLC
North Buckner Dialysis Center, Inc.
Northeast Alabama Kidney Clinic, Inc.
Northern New Jersey Dialysis, L.L.C.
Northwest Dialysis, Inc.
Physicians Dialysis Company, Inc.
Qualicenters, Inc.
RCG Arlington Heights, LLC
RCG Bloomington, LLC
RCG Credit Corporation
RCG East Texas, LLP
RCG Finance, Inc.
RCG Indiana, L.L.C.
RCG Irving, LLP
RCG Marion, LLC
RCG Martin, LLC
RCG Memphis East, LLC
RCG Memphis, LLC
RCG Mississippi, Inc.
RCG PA Merger Corp.
RCG University Division, Inc.
RCG West Health Supply, L.C.
RCG Whitehaven, LLC
RCG/Saint Luke’s, LLC
RCGIH, Inc.
Renal Care Group Alaska, Inc.
Renal Care Group Central Memphis, LLC
Renal Care Group East, Inc.
Renal Care Group Michigan, Inc.
Renal Care Group Northwest, Inc.
Renal Care Group of the Midwest, Inc.
Renal Care Group of the Ozarks, LLC
Renal Care Group of the South, Inc.
Renal Care Group of the Southeast, Inc.
Renal Care Group Ohio, Inc.
Renal Care Group South New Mexico, LLC
Renal Care Group Southwest Holdings, Inc.
Renal Care Group Southwest, L.P.
Renal Care Group Texas, Inc.
Renal Care Group Texas, LP
Renal Care Group Westlake, LLC
Renal Care Group, Inc.
RenalNet Arizona, Inc.
RenalNet, Inc.
RenalPartners of Indiana, LLC
RenalPartners, Inc.
Renex Corp.
Renex Dialysis Clinic of Amesbury, Inc.
Renex Dialysis Clinic of Bloomfield, Inc.
Renex Dialysis Clinic of Bridgeton, Inc.

4

Renex Dialysis Clinic of Creve Coeur, Inc.
Renex Dialysis Clinic of Doylestown, Inc.
Renex Dialysis Clinic of Maplewood, Inc.
Renex Dialysis Clinic of North Andover, Inc.
Renex Dialysis Clinic of Orange, Inc.
Renex Dialysis Clinic of Penn Hills, Inc.
Renex Dialysis Clinic of Philadelphia, Inc.
Renex Dialysis Clinic of Pittsburgh, Inc.
Renex Dialysis Clinic of Shaler, Inc.
Renex Dialysis Clinic of South Georgia, Inc.
Renex Dialysis Clinic of St. Louis, Inc.
Renex Dialysis Clinic of Tampa, Inc.
Renex Dialysis Clinic of Union, Inc.
Renex Dialysis Clinic of University City, Inc.
Renex Dialysis Clinic of Woodbury, Inc.
Renex Dialysis Facilities, Inc.
Renex Dialysis Homecare of Greater St. Louis, Inc.
Renex Management Services, Inc.
San Diego Dialysis Services, Inc.
Santa Barbara Community Dialysis Center, Inc.
Smyrna Dialysis Center, LLC
Spectra East, Inc.
Spectra Laboratories, Inc.
SSKG, Inc.
STAT Dialysis Corporation
Stone Mountain Dialysis Center, LLC
Stuttgart Dialysis, LLC
Terrell Dialysis Center, L.L.C.
Three Rivers Dialysis Services, LLC
West Palm Dialysis, LLC
Wharton Dialysis, Inc.
WSKC Dialysis Services, Inc.

3.1(i) Place of Business:  For each Transferring Affiliate, the principal place of business, chief executive office, and the offices where each Transferring Affiliate keeps substantially all its Records is 920 Winter Street, Waltham, MA 02451.

3.1k(iv) Tradenames:	Fresenius Medical Care North America Spectra Renal Management Renal Care Group National Nephrology Associates

Mergers:	On April 2, 2004, Renal Care Group, Inc. completed its acquisition of National Nephrology Associates, Inc.

On March 31, 2006, FMCH completed the acquisition of Renal Care Group, Inc.

5

EXHIBIT K

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF ACCOUNT AGENT AGREEMENT

ACCOUNT AGENT AGREEMENT

ACCOUNT AGENT AGREEMENT (this “Agreement”), dated as of August 28, 1997, made by each of the parties identified on the signature pages hereto as being a “Titleholder”, for the benefit of NMC Funding Corporation, a Delaware corporation (“NMC Funding”) and NationsBank, N.A., as agent (the “Agent”) for certain “Investors” (as defined below).

PRELIMINARY STATEMENTS:

(1) National Medical Care, Inc., a Delaware corporation (“NMC”) has entered into that certain Transferring Affiliate Letter (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Transferring Affiliate Letter”) dated as of even date herewith with each of the “Transferring Affiliates” named therein, under which each such Transferring Affiliate has agreed to sell and assign on each day hereafter all of its right, title and interest in and to each “Receivable” and all “Related Security” (each as defined therein) to NMC in accordance with the terms thereof.

(2) NMC has entered into that certain Receivables Purchase Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “BMA Transfer Agreement”) dated as of even date herewith with Bio-Medical Applications Management Company, Inc., a Delaware corporation (“BMA”), under which BMA has agreed to sell and assign on the date hereof all of its right, title and interest in and to each “Receivable” and all “Related Security” (each as defined therein) to NMC in accordance with the terms thereof.

(3) NMC has entered into that certain Receivables Purchase Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Receivables Agreement”) dated as of even date herewith with NMC Funding, under which NMC has agreed to sell and assign on each day hereafter all of its right, title and interest in and to each “Receivable” and all “Related Security” (each as defined therein), including, without limitation, all Receivables and Related Security acquired by NMC from the Transferring Affiliates under the Transferring Affiliate Letter and from BMA under the BMA Transfer Agreement, to NMC Funding in accordance with the terms thereof.

(4) NMC Funding has entered into that certain Transfer and Administration Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “TAA”) dated as of even date herewith with Enterprise Funding Corporation (“Enterprise”), NMC, as the “Collection Agent” thereunder, certain “Bank Investors” from time to time party thereto (together with Enterprise, the “Investors”) and the Agent, under which NMC Funding shall from time to time sell and assign undivided percentage ownership interests in all “Receivables” and “Related Security” (each as defined therein), including, without limitation, in all Receivables and Related Security acquired by NMC Funding from NMC under the Receivables Agreement, to the Agent for the benefit of the Investors in accordance with the terms thereof. Terms used herein and not otherwise defined herein shall have the meanings assigned under the TAA.

(5) Each Titleholder maintains, for the benefit of certain of the Transferring Affiliates, one or more deposit accounts (each, a “Remittance Account”) to which Obligors on Receivables that have been originated by such Transferring Affiliate have been directed to remit payment on such Receivables.

(6) NMC Funding, as a condition to its entering into the Receivables Agreement, and the Investors and the Agent, as a condition to their entering into the TAA, have required that the Titleholders enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the sufficiency and receipt of which are acknowledged), each Titleholder agrees as follows:

Section 1.  Representations and Warranties.  Each Titleholder represents and warrants that:

(a) Such Titleholder maintains one or more Remittance Accounts for the benefit of one or more Transferring Affiliates. In each case, such Titleholder is acting exclusively in its capacity as agent for such Transferring Affiliate in the establishment and maintenance of each Remittance Account, and acts exclusively at the direction of such Transferring Affiliate in respect of the handling and disposition of all monies, checks, instruments, collections, remittances or other payment items received in the Remittance Accounts (the

“Payment Items”). Each Remittance Account exists solely for the administrative convenience of the applicable Transferring Affiliate.

(b) Such Titleholder does not hold or claim any lien, security interest, charge or encumbrance, or other right or claim in, of or on (i) any Receivables originated by any Transferring Affiliate, (ii) any Payment Items in respect of any such Receivables or (iii) any Related Security with respect to any of the foregoing (collectively, the “Affected Assets”). To the extent that the Titleholder at any time comes into possession, whether by reason of a remittance to a Remittance Account or otherwise, of any Affected Assets, such Titleholder holds such Affected Assets in trust for the benefit of the applicable Transferring Affiliate.

(c) Such Titleholder satisfies, upon execution and delivery of this Agreement, the requirements set forth in the Receivables Agreement and the TAA for being a “Designated Account Agent” for purposes of those agreements.

(d) Such Titleholder is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. Such Titleholder is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(e) The maintenance of each Remittance Account for the benefit of the applicable Transferring Affiliates, and the execution, delivery and performance by such Titleholder of this Agreement, are within such Titleholder’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation) or of the Certificate of Incorporation or By-laws of such Titleholder or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon such Titleholder.

(f) This Agreement constitutes the legal, valid and binding obligation of such Titleholder, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

(g) Each Remittance Account meets the requirements for being a Special Account under the terms of each of the Receivables Agreement and the TAA, and a Special Account Letter is in effect with respect thereto. The names and addresses of each Remittance Account, together with the account numbers thereof and the Special Account Banks with respect thereto, are specified in Exhibit C to the Receivables Agreement (as the same may be amended from time to time in accordance with the terms of the Receivables Agreement). Neither such Titleholder nor, to the best of such Titleholder’s knowledge, any Transferring Affiliate has granted to any Person dominion and control over any Remittance Account or the right to take dominion and control over any Remittance Account at a future time or upon the occurrence of a future event and each Remittance Account is otherwise free and clear of any Adverse Claim.

On each day that a “Purchase” is made under the Receivables Agreement, each Titleholder shall be deemed to have certified that all representations and warranties described in this Section 1 are correct on and as of such day as though made on and as of such day.

Section 2.  Acknowledgment of Interest.  Each Titleholder acknowledges (i) that it has received a copy of each of the Transferring Affiliate Letter, the Receivables Agreement and the TAA, (ii) the ownership and related interests transferred to each of NMC, NMC Funding and the Agent, for the benefit of the Investors, thereunder and (iii) that for purposes of Uniform commercial Code Section 9-305, it has received adequate notice of each of such interests.

2

Section 3.  Covenants.  At all times from the date hereof to the Collection Date, unless each of NMC Funding and the Agent shall otherwise consent in writing, each Titleholder agrees that:

(a) Such Titleholder shall take all action, or omit to take all action, required to be taken (or to be omitted) by each Transferring Affiliate as it may relate to the Remittance Accounts under the Transferring Affiliate Letter, the Receivables Agreement, or the TAA, including, without limitation any such action that relates to any covenant or undertaking on the part of such Transferring Affiliate or any of its assigns in respect of “Special Accounts,” the “Concentration Account” or any “Designated Account Agent” thereunder.

(b) Such Titleholder will furnish to each of NMC Funding and the Agent from time to time such information with respect to the activity in the Remittance Accounts as NMC Funding or the Agent may reasonably request, and will at any time and from time to time during regular business hours permit NMC Funding and the Agent, or any of their respective agents or representatives, (i) to examine and make copies of and take abstracts from records of such Titleholder in respect of the Remittance Accounts and (ii) to visit the offices and properties of such Titleholder for the purpose of examining such records.

(c) Such Titleholder will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement against) or with respect to any of the Affected Assets or any of the Remittance Accounts. The Payment Items mailed to, and funds deposited to or otherwise available in, the Remittance Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of such Titleholder, all of which such Titleholder hereby waives. To the extent there are any amounts due to any Titleholder in respect of its fees and expenses for the maintenance and operation of any of the Remittance Accounts, or in respect of any other claim such Titleholder may from time to time hold against any Transferring Affiliate or any affiliate thereof, such claims shall be settled separately as between such Titleholder and such Transferring Affiliate (or other affiliate), by disbursement from the general operating funds of the applicable Transferring Affiliate (or other affiliate) and not by way of set-off against, or otherwise from, funds at any time available in the Remittance Accounts.

Section 4.  Miscellaneous.

(a) This Agreement may not be terminated at any time by or as to any Titleholder except in accordance with the terms of the Receivables Agreement.

(b) Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by NMC Funding and the Agent.

(c) No Titleholder may assign or transfer any of its rights or obligations hereunder without the prior written consent of NMC Funding and the Agent. Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, NMC Funding, the Agent, each of the Titleholders and their respective successors and assigns.

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3